As filed with the Securities and Exchange Commission on April 30, 2001. Registration No. 333-25443


             SECURITIES AND EXCHANGE COMMISSION Washington, D.C.  20549

                        POST-EFFECTIVE AMENDMENT NO. 5 TO

                                   FORM S-6


          FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF SECURITIES OF
                  UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

         Kansas City Life Variable Life Separate Account (Exact name of trust)

                      KANSAS CITY LIFE INSURANCE COMPANY
                              (Name of depositor)
                                 3520 Broadway
                       Kansas City, Missouri  64111-2565
                  (Complete address of depositor's principal
                           executive offices)

                               C. John Malacarne
                      Kansas City Life Insurance Company
                    3520 Broadway  Kansas City,  Missouri  64111-2565  (Name and
               complete address of agent for service)


Copy to:  Stephen E. Roth, Esq.
          Sutherland, Asbill & Brennan LLP
          1275 Pennsylvania Avenue, N.W.
          Washington, D.C.  20004-2415


It is proposed that this filing will become effective:

___immediately upon filing pursuant to paragraph (b) of Rule 485
_X_on May 1, 2001 pursurant to paragraph (b) of Rule 485
___60 days after filing pursuant to paragraph (a)(i) of Rule 485
___on (date) pursuant to paragraph (a)(i) of Rule 485
Copy to:  Stephen E. Roth Esq.
Sutherland, Asbill & Brennan
1275 Pennsylvania Ave, N.W.
Washington, D.C.  20004-2415




Securities Being Offered -- Flexible Premium Variable Joint Survivorship Life Insurance Contracts.


                                   PROSPECTUS
    FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS
               KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF
                       Kansas City Life Insurance Company
          Home Office:                           Correspondence to:
         3520 Broadway                        Variable Administration
Kansas City, Missouri 64111-2565                  P.O. Box 219364
  Telephone (816) 753-7000                Kansas City, Missouri 64121-9364
                                              Telephone (800) 616-3670

This Prospectus describes a flexible premium survivorship variable universal life insurance contract ("Contract") offered by Kansas City Life Insurance Company. We have provided a definitions section at the beginning of this Prospectus for your reference as you read.


The Contract is designed to provide insurance protection upon the death of the second of the two Insureds named in the Contract. The Contract also provides you the opportunity to allocate premiums and Contract Value to one or more Subaccounts of the Kansas City Life Variable Life Separate Account ("Variable Account") or to the Fixed Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund ("Funds") as follows:

MFS Variable Insurance TrustSM                       Manager

     MFS Emerging Growth Series                      MFS Investment Management
     MFS Research Series
     MFS Total Return Series
     MFS Utilities Series
     MFS Global Governments Series
     MFS Bond Series


American Century Variable Portfolios                 Manager

     American Century VP Capital Appreciation        American Century Investment Management, Inc.
     American Century VP Income & Growth
     American Century VP International
     American Century VP Value


Federated Insurance Series                           Manager

     Federated American Leaders Fund II              Federated Investment Management Company
     Federated High Income Bond Fund II              Federated Investment Management Company
     Federated Prime Money Fund II                   Federated Investment Management Company
     Federated International Small Company Fund II   Federated Global Investment Management Corp.


Dreyfus Variable Investment Fund                     Manager

     Capital Appreciation Portfolio                  The Dreyfus Corporation
     Small Cap Portfolio

Dreyfus Stock Index Fund                             Manager

                                                     The Dreyfus Corporation & Mellon Equity Associates


The Dreyfus Socially Responsible Growth Fund, Inc.   Manager

                                                     The Dreyfus Corporation
                                                     Sub-Investment Adviser: NCM Capital Management
                                                      Group, Inc.


J.P. Morgan Series Trust II                          Manager

     J.P. Morgan Equity Portfolio                    J.P. Morgan Investment Management Inc.
     J.P. Morgan Small Company Portfolio


Franklin Templeton Variable Insurance Products Trust Manager

     Templeton International Fund Class 2            Templeton Investment Counsel, Inc.
       Franklin Small Cap Fund (Class 2)             Franklin Advisers, Inc.
       Franklin Real Estate Fund (Class 2)           Franklin Advisers, Inc.
       Templeton Developing Markets Securities       Templeton Asset Management Ltd.
         Fund (Class 2)

Calamos Advisors Trust                               Manager

     Calamos Convertible Portfolio                   Calamos Asset Management, Inc.


AIM Variable Insurance Funds                         Manager

AIM V.I. Dent Demographic Trends Fund                A I M Advisors, Inc.
AIM V.I. New Technology Fund
AIM V.I. Value Fund


Seligman Portfolios, Inc.                            Manager

Seligman Capital Portfolio (Class 2)                 J. & W. Seligman & Co. Incorporated
Seligman Communications and Information Portfolio
(Class 2).

The accompanying prospectuses for the Funds describe these portfolios. The value of amounts allocated to the Variable Account (prior to the date the Contract matures) will vary according to the investment performance of the Portfolios of the Funds. You bear the entire investment risk of amounts allocated to the Variable Account. Another choice available for allocation of premiums is our Fixed Account. The Fixed Account is part of Kansas City Life's general account. It pays interest at declared rates guaranteed to equal or exceed 4%.

The Contract also offers you the flexibility to vary the amount and timing of Premium Payments and to change the amount of Death Benefits payable. This flexibility allows you to provide for your changing insurance needs under a single insurance contract.


You can select from three Coverage Options available under the Contract:

o    Option A: a level Death Benefit;
o    Option B: a Death Benefit that  fluctuates  with the value of the Contract;
     and
o Option L: provides a Death Benefit pattern that can be level for several years and then can increase at a particular time that you choose.

We also offer a Guaranteed Minimum Death Benefit Option which guarantees payment of the Specified Amount less Indebtedness and past due charges) upon the death of the last surviving Insured provided that you meet the Premium Payment requirements.


The Contract provides for a value that you can receive by surrendering the Contract. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value. It may not be advantageous to replace existing insurance. Within certain limits, you may return the Contract or exercise the no-fee transfer right.


This Prospectus and the accompanying fund prospectuses provide important information you should have before deciding to purchase a Contract. Please keep these for future reference.


An investment in the Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves certain risks, including the loss of Premium Payments (principal).


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                   The Date of this Prospectus is May 1, 2001


                               prospectus contents

DEFINITIONS....................................................................1

SUMMARY AND DIAGRAM OF THE CONTRACT............................................4

DIAGRAM OF CONTRACT............................................................5

GENERAL INFORMATION ABOUT KANSAS CITY LIFE....................................15
   Kansas City Life Insurance Company.........................................15

THE VARIABLE ACCOUNT AND THE FUNDS............................................15
   Kansas City Life Variable Life Separate Account............................15
   The Funds..................................................................15
   Resolving Material Conflicts...............................................19
   Addition, Deletion or Substitution of Investments..........................20
   Voting Rights..............................................................20

PURCHASING A CONTRACT.........................................................21
   Applying for a Contract....................................................21
   Determination of Contract Date.............................................21
   Replacement of Existing Insurance..........................................22

PREMIUM PAYMENTS..............................................................22
   Premiums...................................................................22
   Premium Payments to Prevent Lapse..........................................24
   Premium Allocations and Crediting..........................................24
   Transfer Privilege.........................................................25
   Dollar Cost Averaging Plan.................................................25
   Portfolio Rebalancing Plan.................................................26

FIXED ACCOUNT.................................................................26
   Minimum Guaranteed and Current Interest Rates..............................26
   Calculation of Fixed Account Value.........................................27
   Delay of Payment...........................................................27

CHARGES AND DEDUCTIONS........................................................27
   Premium Expense Charges....................................................27
   Monthly Deduction..........................................................28
   Daily Mortality and Expense Risk Charge....................................30
   Transfer Processing Fee....................................................30
   Partial Surrender Fee......................................................30
   Fund Expenses..............................................................30
   Reduced Charges for Eligible Groups........................................30
   Other Tax Charge...........................................................30

HOW YOUR CONTRACT VALUES VARY.................................................31
   Bonus on Contract Value in the Variable Account............................31
   Determining the Contract Value.............................................31
   Cash Surrender Value.......................................................32

DEATH BENEFIT.................................................................32
   Amount of Death Benefit Proceeds...........................................32
   Total Sum Insured, Specified Amount, Additional Insurance Amount...........33
   Coverage Options...........................................................33
   Corridor Death Benefit.....................................................33
   Guaranteed Minimum Death Benefit Option....................................33
   Effect of Combinations of Specified Amount and Additional Insurance Amount.35

CHANGES IN DEATH BENEFIT......................................................35
   Effect of Investment Performance on Death Benefit..........................35
   Changes in Coverage Option.................................................35
   Increases in the Additional Insurance Amount...............................36
   Decreases in Total Sum Insured.............................................36

CASH BENEFITS.................................................................37
   Contract Loans.............................................................37
   Surrendering the Contract for Cash Surrender Value.........................38
   Partial Surrenders.........................................................38
   Payment Options............................................................38
   Specialized Uses of the Contract...........................................39

ILLUSTRATIONS.................................................................39
   Assumptions................................................................40
   Charges Illustrated........................................................40

OTHER CONTRACT BENEFITS AND PROVISIONS........................................45
   Limits on Rights to Contest the Contract...................................45
   Changes in the Contract or Benefits........................................45
   Payment of Proceeds........................................................46
   Reports to Contract Owners.................................................46
   Selecting and Changing the Beneficiary.....................................46
   Assignment.................................................................46
   Reinstatement of Contract..................................................47
   Optional Riders............................................................47

TAX CONSIDERATIONS............................................................48
   Introduction...............................................................48
   Tax Status of the Contract.................................................48
   Tax Treatment of Contract Benefits.........................................48
   Our Income Taxes...........................................................50
   Possible Tax Law Changes...................................................50

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE....................50
   Sale of the Contracts......................................................50
   Telephone Authorizations...................................................51
   Kansas City Life Directors and Executive Officers..........................51
   State Regulation...........................................................53
   Additional Information.....................................................53
   Experts....................................................................53
   Litigation.................................................................53
   Company Holidays...........................................................53
   Legal Matters..............................................................53
   Financial Statements.......................................................53

4

DEFINITIONS

Accumulation Unit                An accounting unit used to measure the net investment results of each of the Subaccounts.

Additional Insurance Amount      The amount of insurance coverage under the Contract which is not part of the Specified Amount. The
                                 Guaranteed Minimum Death Benefit Option, if elected, does not guarantee the Additional Insurance
                                 Amount.

Age                              The age of each Insured on their last birthdays as of each Contract Anniversary. The Contract is issued at the Age shown in the Contract.

Allocation Date                  The date we apply the initial premium to your Contract. We allocate this premium to the Federated
                                 Prime Money Fund II Subaccount where it remains until the Reallocation Date. The Allocation Date is the later of the date we approve your application or the date we receive the initial premium at our Home Office.

Beneficiary                      The person you have designated to receive any proceeds payable at the death of the last surviving
                                 Insured.

Cash Surrender Value             The Contract Value less any Contract Indebtedness.

Contract Anniversary             The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date                    The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value                   Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed
                                 Account Value which includes the Loan Account Value.

Contract Year                    Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Corridor Death Benefit           A Death Benefit under the Contract designed to ensure that in certain situations the Contract will not be disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code, as amended. The Corridor Death Benefit is calculated by multiplying the Contract Value by the applicable corridor percentage.

Coverage Options                 Death Benefit options available which affect the calculation of the Death Benefit. Three coverage options (A, B or L) are available.

Death Benefit Proceeds           The amount of proceeds payable upon the death of the last surviving Insured.

Excess Premium                   The portion of total premiums we receive during any Contract Year that exceeds the Target Premium.

Fixed Account Value              Measure of value accumulating in the Fixed Account.

Guaranteed Minimum               An optional benefit, available only at issue of the Contract. If elected, it
Death Benefit Option             guarantees payment of the Specified Amount less Indebtedness and any past due charges upon the death of the last surviving Insured, provided you meet the Guaranteed Minimum Death Benefit Option
                                 Premium requirement.

Guaranteed Minimum Death         The amount we require to guarantee that the Guaranteed Minimum
Benefit Option Premium           Death Benefit Option remains in effect.

Home Office                      3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

Indebtedness                     The sum of all outstanding Contract loans plus accrued interest.

Insureds                         The two persons whose lives we insure under the Contract.

Lapse                            Termination of the Contract because there is not enough value in the Contract when the Grace
                                 Period ends.

Loan Account                     The Loan Account is used to track loan amounts and accrued interest. It is part of the Fixed
                                 Account.

Loan Account Value               Measure of the amount of Contract Value assigned to the Loan Account.

Minimum Premium                  The amount we require in the first Contract Year to issue the Contract.

Monthly Anniversary Day          The day of each month as of which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction                The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable Guaranteed Minimum Death Benefit Option charge, and any charges for supplemental and/or rider benefits. We make the Monthly Deduction as of each Monthly Anniversary
                                 Day.

Net Investment Factor            An index used to measure Subaccount performance. We describe calculation of the Net Investment
                                 Factor on page 28.

Owner, You                       The person entitled to exercise all rights and privileges of the Contract.

Planned Premium Payments         The amount and frequency of Premium Payments you chose to pay in your last instructions to us.
                                 This is the amount we will bill you. It is only an indication of your preferences of future
                                 Premium Payments.

Premium Expense Charges          The amounts we deduct from each Premium Payment which include the sales charge and the premium processing charge.

Premium/Premium Payment(s)       The amount you pay to purchase the Contract. It includes both Planned Premium Payments and unscheduled premiums.

Proceeds                         The total amount we are obligated to pay.

Reallocation Date                The date as of which the Contract Value we initially allocated to the Federated Prime Money Fund
                                 II Subaccount on the Allocation Date is allocated to the Subaccounts and/or to the Fixed Account.
                                 We allocate the Contract Value based on the premium allocation percentages you specify in the application. The Reallocation Date is 30 days after the Allocation Date.

Specified Amount                 The Total Sum Insured less any Additional Insurance Amount provided under the Contract.

Subaccounts                      The divisions of the Variable Account. The assets of each Subaccount are invested in a corresponding portfolio of a designated mutual fund.

Subaccount Value                 Measure of the value in a particular Subaccount.

Target Premium                   This amount is segregated from Excess Premium for the purpose of calculating certain charges. We show the annual Target Premium in the Contract.

Total Sum Insured                The sum of the Specified Amount and any Additional Insurance Amount provided under the Contract.
                                 This amount does not include any additional benefits provided by riders.

Unscheduled Premium              Any premium other than a Planned Premium Payment.

Valuation Day                    Each day on which both the New York Stock Exchange and Kansas City Life are open for business.

Valuation Period                 The interval of time beginning at the close of business on one Valuation Day and ending at the close of business on the next Valuation Day. Close of business is at 3 p.m. Central Standard Time.

Variable Account Value           The Variable Account Value is equal to the sum of all Subaccounts Values of a Contract.

We, Our, Us                      Kansas City Life Insurance Company

Written Notice                   A written notice in a form satisfactory to us that is signed by the Owner and received at the Home
                                 Office.


The following summary of Prospectus information and diagram provide an overview of the Contract. Please read it along with the detailed information which follows in this Prospectus and the Contract.



     Who Should Purchase a Contract. The Contract is designed to provide long-term insurance benefits on the two Insureds and may also provide long-term accumulation of value. You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential. It may not be advantageous to replace existing insurance coverage with this Contract. You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations. (See "ILLUSTRATIONS" below and "Specialized Uses of the Contract" on page 39.)

     The Contract. The Contract is a flexible premium survivorship variable life insurance contract. As long as it remains in force it provides lifetime insurance protection on the death of the second of the two Insureds. You pay premiums for insurance coverage. The Contract also provides for accumulation of premiums and a value if the Contract terminates. The value during the early years of the Contract is likely to be much lower than the premiums paid.

The Death Benefit may and the Contract Value will increase or decrease to reflect the investment performance of the Subaccounts to which you allocate premiums. There is no guaranteed minimum value. You may choose to elect the Guaranteed Minimum Death Benefit Option. Under this option we guarantee that we will pay the Specified Amount upon the death of the last surviving Insured (regardless of the Contract's investment performance) as long as you have met the Guaranteed Minimum Death Benefit Option Premium requirement. (See "Guaranteed Minimum Death Benefit Option," page 33.) If this option in not in effect and the value is not enough to pay charges due, then the Contract will lapse without value after a Grace Period. (See "Premium Premium Payments to Prevent Lapse," page 24.) If a Contract lapses while loans are outstanding, adverse tax consequences may result. (See "TAX CONSIDERATIONS," page 48.) The Contract also permits loans and partial surrenders, within limits.

     Free Look Right to Cancel. For a limited time, you have the right to cancel your Contract and receive a refund. (See "Free Look Right to Cancel Contract", page 22.)

     Illustrations. Illustrations in this Prospectus or those used in connection with the purchase of a Contract are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and don't show past or future performance. Actual rates of return may be higher or lower than those shown in Contract illustrations. Actual Contract values will be different from those illustrated.

The illustrations show Contract values based on both current charges and guaranteed charges. (See "ILLUSTRATIONS," page 39.)

     Contract Tax Compliance. We intend for the Contract to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code. Under certain circumstances, federal tax law views a Contract as a "modified endowment contract." Violation of the definition of life insurance and/or designation as a "modified endowment contract" will affect the tax advantages offered. We will monitor Contracts and will notify you on a timely basis if, based on our interpretation, your Contract is in jeopardy of violating the definition of life insurance or becoming a modified endowment contract. (See "TAX CONSIDERATIONS," page 48, for further discussion of the tax status of a Contract and the tax consequences.)

     Owner Inquiries. If you have any questions, you may write or call Kansas City Life's Home Office at 3520 Broadway, P.O. Box 219364, Kansas City, MO 64121-9364, 1-800-616-3670.

For information concerning compensation paid for the sale of Contracts, see "Sale of the Contracts."

                               DIAGRAM OF CONTRACT


--------------------------------------------------------------------------------
                                premium payments
--------------------------------------------------------------------------------

o You select a payment plan (Planned Premium Payment), but you are not required to pay Premium Payments according to the plan. You can vary the amount and frequency and can skip planned Premium Payments. (See page 22 for rules and limits.)

o The Contract's minimum initial Premium Payment and planned Premium Payment depend on the Insureds' Age, sex, risk class, Specified Amount and any optional benefits and riders selected.

o    You may pay unplanned Premium Payments, within limits. (See page 22.)

o Under certain circumstances, which include taking excessive Contracts loans, you may have to make extra Premium Payments to prevent lapse. (See page 24.)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        DEDUCTIONS FROM PREMIUM PAYMENTS
--------------------------------------------------------------------------------

o We deduct a sales charge from Premium Payments which varies by Contract Year. In Contract Year 1 the sales charge is 50% of Premium Payments up to the Target Premium and 2% of Excess Premium. In Contract Years 2-5 the sales charge is 15% up to the Target Premium and 2% of Excess Premium. In Contract Years 6-10 the sales charge is 6% up to the Target Premium and 2% of Excess Premium. In Contract Years 11-20 the sales charge is 2% of Target and Excess Premium. We will not deduct a charge beginning in the 21st Contract Year. We show the Target Premium in your Contract. Target Premiums and Excess Premiums are amounts we use to determine the amount of sales charge.

o We deduct a premium processing charge of 4.85% of Premium Payments for all Contract Years.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Allocation of Premium Payments
--------------------------------------------------------------------------------

o You direct the allocation of Premium Payments among 21 Subaccounts of the Variable Account and/or the Fixed Account. We apply premiums to your Contract after deducting the sales charge and premium processing charge. (See page 24 for rules and limits on premium allocations.)

o Each Subaccount invests in a corresponding portfolio of the Funds. While this Contract is in effect, the Contract Value will vary according to the investment performance of the Portfolios of the Funds.

o We credit amounts allocated to the Fixed Account at interest rates guaranteed to equal or exceed 4%. (See page 25 for rules and limits on transfers from the Fixed Account.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         Deductions from Contract Value
--------------------------------------------------------------------------------

o There is a Monthly Deduction for cost of insurance, monthly administrative charge, monthly issue expense charge, and charges for any supplemental and/or rider benefits.

o The monthly administrative expense charge is $7.50 per month plus $.02 per $1,000 of Total Sum Insured per month for all Contract Years.

o The monthly issue expense charge is $12.50 per month for the first five Contract Years.

o There is no charge for the Guaranteed Minimum Death Benefit Option for the first 10 Contract Years. Beginning in the 11th Contract year, the monthly Guaranteed Minimum Death Benefit Option charge is: Current--$.01 per $1,000 of Specified Amount; Guaranteed--$.03 per $1,000 of Specified Amount. This charge only applies if you elect this option.

o Cost of insurance charges apply each month for all Contract Years. (See page 28.)

o The partial surrender fee is the lesser of : (a) 2% of the amount surrendered; or (b) $25.

o See page 27 for a description of charges for any additional benefits or riders.

o A $25 transfer processing fee applies for any Subaccount and/or Fixed Account transfers occurring after the first six transfers in each Contract Year. The first six transfers are free.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             DEDUCTIONS FROM ASSETS
--------------------------------------------------------------------------------

o There is a daily charge from the Subaccounts for mortality and expense risks. This charge is 0.625% on a current basis and 0.90% on a guaranteed basis. (See page 30.) We don't deduct this charge from the Fixed Account Value.

o Management fees and other expenses are deducted from the assets of each Portfolio before calculation of Subaccount values. (See page 30.) The following tables should assist you in understanding the fund expenses that you will bear. The annual expenses for the Funds are expenses for the most recent fiscal year, except as noted below. Expenses of the Funds are not fixed or specified in the Contract and actual expenses may vary. For a more complete description of the various expenses see the prospectuses for the underlying Funds that accompany this Prospectus.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                         MFS                         MFS                      MFS
                                                       Emerging         MFS         Total         MFS        Global       MFS
                                                        Growth       Research       Return     Utilities     Gov't        Bond
                                                        Series        Series        Series      Series       Series      Series
MFS Variable Insurance TrustSM Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)              0.75%          0.75%        0.75%        0.75%       0.75%       0.60%
Other Expenses 1/                                       0.10%          0.10%        0.15%        0.16%       0.32%       0..40%
Total Annual Series Operating Expenses 1/               0.85%          0.85%        0.90%        .90%        1.07%       1.00%
Expense Reimbursement2/                                (0.00%)        (0.00%)      (0.00%)      (0.00%)     (0..16%)    (0..24%)
Net Expenses1/                                          0.85%          0.85%        0.90%        0.90%        .91%        .76%





                                                                  Am Cent         Am Cent VP
                                                                 VP Capital        Income &         Am Cent VP         Am Cent
                                                                Appreciation        Growth         International      VP Value
American Century Variable Portfolios Annual Expenses (as a
percentage of average net assets)
Management Fees (Investment Advisory Fees)                         0.98%             0.70%             1.23%           1.00%
Other Expenses (after any expense reimbursement)                   0.00%             0.00%             0.00%           0.00%
Total Fund Annual Expenses (after any expense                      0.98%             0.70%             1.23%           1.00%
reimbursement)3/

                                                                                                                    Federated
                                                                 Federated         Federated         Federated      International
                                                                  American        High Income          Prime        Small
                                                                  Leaders            Bond              Money        Company
                                                                  Fund II           Fund II           Fund II       Fund II
Federated Insurance Series Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                         0.75%             0.60%             0.50%           1.25%
Rule 12b-1 Fees 4/                                                   NA               NA                NA             0.25%
Other Expenses (after waiver)                                      0.12%             0.16%             0.19%           4.49% 5/
Shareholder Services Fee 4/                                        0.25%             0.25%             0.25%           0.25%
Total Fund Annual Operating Expenses (after waiver)4/              1.12%             1.01%             0.94%           6.24%
Waiver of Fund Expenses 4/                                        (0.25%)           (0.25%)           (0.27%)         (4.74%)
Net Annual Fund Expenses 4/                                        0.87%             0.76%             0.67%           1.50%




                                                               Dreyfus
                                                               Capital           Dreyfus
                                                            Appreciation         Small Cap
                                                              Portfolio         Portfolio
Dreyfus Variable Investment Fund Annual Expenses (as a
percentage of average net assets)
Management Fees (Investment Advisory Fees)                      0.75%             0.75%
Other Expenses                                                  0.03%             0.03%
Total Fund Annual Expenses                                      0.78%             0.78%



                                                                      Dreyfus Stock
                                                                        Index Fund
Dreyfus Stock Index Fund Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                                0.25%
Other Expenses                                                            0.01%
Net Annual  Fund  Expenses                                                0.26%



                                                                        The Dreyfus
                                                                          Socially
                                                                        Responsible
                                                                        Growth Fund,
                                                                            Inc.
The Dreyfus Socially Responsible Growth Fund, Inc.
Annual Expenses (as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                                 0.75%
Other Expenses                                                             0.03%
Net Annual Fund  Expenses                                                  0.78%


                                                                   JP Morgan             JP Morgan
                                                                    Equity             Small Company
                                                                   Portfolio             Portfolio
J.P. Morgan Series Trust II Annual Expenses
(as a percentage of average net assets)
Management Fees                                                      0.35%                 0.60%
Other Expenses                                                                             0.72%
Total Annual Series Operating Expenses  6/                           0.85%                 1.32%
Expense Reimbursement 6/                                              NA                  (0.17%)
Net Expenses 6/                                                      0.85%                 1.15%


                                                                          Templeton    Franklin Small   Franklin Real   Templeton
                                                                        International  Cap Fund (Class   Estate Fund    Developing
                                                                       Fund Class 2 7/       2)  7/       (Class 2)      Markets
                                                                                                                     Securities Fund
                                                                                                                       (Class 2) 7/
FranklinTempleton Variable Insurace Product TrustAnnual Expenses
(as a percentage of average net assets) 12/
Management Fees (Investment Advisory Fees)                                 0..67%           0.53%           0.58%         1.25%
Rule 12b-1 Fees12/                                                          0.25%           0.25%           0.25%         0.25%
Other Expenses                                                             0..20%           0.28%           0.02%         .031%
             Total Fund Annual Operating Expenses1.12%                      1.06%           0.85%           1.81%
Management fee reduction                                                     NA            (0.04%)           NA             NA

Net Annual Fund Operating Expenses                                          1.12%           1.02%           0.85%         1.81%


                                                                           Calamos
                                                                         Convertible
                                                                          Portfolio
Calamos Advisors Trust Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                                  0.75%
Other Expenses                                                              2.69%
Total Annual Portfolio Operating Expenses                                   3.44%
Expense Reimbursement                                                      (2.44)%
Net Annual FundExpenses 8/                                                  1.00%

                                                                        AIM V.I. Dent      AIM V.I. New      AIM Value Fund
                                                                         Demographic      Technology Fund
                                                                         Trends Fund
AIM Variable Insurance Funds
Annual Expenses
(as a percentage of average net assets
Management Fees (Investment Advisory Fees)                                  0.72%              1.00%              0.61%
Other Expenses                                                              0.78%              0.31%              0.23%
Total Annual Fund Expenses                                                  1.50%              1.31%              0.84%
Waiver of Fund Expenses                                                     0.13%               N/A                N/A
Net Annual Fund Expenses                                                    1.50% 9/10/        1.31%              1.31%


                                                                      Seligman Capital       Seligman
                                                                          Portfolio       Communications
                                                                                          and Information
                                                                                             Portfolio
Seligman Portfolios, Inc. Annual Expenses
(as a percentage of average net assets)
Management Fees (Investment Advisory Fees)                                  0.40%              0.75%
Rule 12b-1 Fees 19/                                                         0.25%              0.25%
Other Expenses 20/                                                          0.19%              0.12%
Total Annual Expenses                                                       0.84%              1.12%
Waiver of Fund Expenses                                                      NA 11/             NA 11/
Net Annual Fund Expenses                                                    0.84% 11/          1.12% 11/


_________________________

     1/ Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:

           0.84% for Emerging Growth Series  0.90% for Utilities Series
           0.85% for Research Series         0.90% for Global Governments Series
           0.89% for Total Return Series     0.75% for Bond Series


     2/ MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year:

           0.15% for Global Governments Series          0.15% for Bond Series

          These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees which oversees the series.


     3/ The investment adviser to American Century Variable Portfolios pays all the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person directors (including counsel fees) and extraordinary expenses. For the services provided to the American Century VP Capital Appreciation Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% thereafter. For the services provided to the American Century VP International Fund, the manager receives an annual fee of 1.50% of the first $250 million of the average net assets of the fund, 1.20% of the next $250 million and 1.10% thereafter. For the services provided to the American Century VP Value Fund, the manager receives an annual fee of 1.00% of the first $500 million of the average net assets of the fund, 0.95% of the next $500 million and 0.90% thereafter.


     4/ The Fund did not pay or accrue the shareholder services fee on the Rule 12b-1 fee during the fiscal year ended December 31, 2000. The Fund has no present intention of paying or accruing the shareholder service fee during the fiscal year ending December 31, 2001.


     5/ Since the Fund recently commenced operations, Other Expenses is based on estimates for the current year.


     6/ The trust, on behalf of each portfolio, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan Guaranty"), under which Morgan Guaranty is responsible for certain aspects of the administration and operation of each portfolio. Under the Service Agreement, each portfolio has agreed to pay Morgan Guaranty a fee based on the percentages described below. If total expenses of each portfolio, excluding the advisory fees, exceed the expense limits of: 0.50% of the average daily net assets of J.P. Morgan U.S. Disciplined Equity Portfolio and 0.55% of the average daily net assets of J.P. Morgan Small Company Portfolio, Morgan Guaranty will reimburse each portfolio for the excess expense amount and receive no fee. Should such expenses be less than the expense limits, Morgan Guaranty's fees would be limited to the difference between such expenses and the fees calculated under the Services Agreement.


     7/ Franklin Small Cap Fund expenses have been restated to reflect a new management fee in effect since May 1, 2000. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's involvement in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees as an order of the Securities Exchange Commission.


     8/ Pursuant to a written agreement the investment manager has voluntarily undertaken to waive fees and/or reimburse portfolio expenses so that the Total Annual Fund Expenses are limited to 1.00% of the portfolio's average net assets. The fee waiver and/or reimbursement is binding on the investment manager through May 31, 2002.


     9/   Expenses have been restated to reflect current fees.


     10/ Expenses have been restated to reflect current fees. The investment advisor has agreed to waive fees and/or reimbursement expenses (excluding interest, taxes, dividend expenses on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) to limit total annual fund operating expenses to 1.50% of average daily net assets until December 31, 2001.


     11/ The manager of Seligman Capital Portfolio and Seligman Communications and Information Portfolio has voluntarily agreed to reimburse "Other Expenses" of the Portfolio to the extent they exceed 0.20% per annum of average daily net assets.


--------------------------------------------------------------------------------
                                 CONTRACT VALUE
--------------------------------------------------------------------------------

o Contract Value is equal to premiums less premium expense charges, as adjusted each Valuation Day to reflect: Subaccount investment experience, interest credited on Fixed Account Value, charges deducted and other Contract transactions. (See page 31.)

o It varies from day to day. There is no minimum guaranteed Contract Value. The Contract may lapse if the Contract Value is insufficient to cover a Monthly Deduction due. (See page 24.)

o It can be transferred among the Subaccounts and Fixed Account. We apply a transfer fee of $25.00 if you make more than 6 transfers in a Contract Year. (See page 25 for rules and limits.)

o    It is the starting point for  calculating  certain values under a Contract,
     such   as   the   Cash    Surrender    Value   and   the   Death   Benefit.

o We may credit a "bonus" to the Contract Value on each Monthly Anniversary Day beginning on the first Monthly Anniversary Date after the Contract Date. The monthly bonus equals an annual rate of 0.125% of the Variable Account Value. The bonus applies to Contracts with a Total Sum Insured of $5,000,000 or above and equals an annual rate of 0.125% of the Variable Account Value. This bonus is not guaranteed.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  CASH BENEFITS
--------------------------------------------------------------------------------

o You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary. A 6% annual effective interest rate applies. Currently, a preferred loan is available beginning in the 11th Contract Year. (See page 37for rules and limits.) Loans may have adverse tax consequences.

o Partial surrenders generally are available provided you have enough remaining Cash Surrender Value. A partial surrender fee applies which is the lesser of 2% of the amount surrendered or $25. See page 38 for limits and a description of the charges. Partial surrenders may have adverse tax consequences.

o You may surrender the Contract in full at any time for its Cash Surrender Value. (See page 38.) Surrenders may have adverse tax consequences.

o    Payment options are available. (See page 38.)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------

o    Death Benefits pass income tax free to the Beneficiary.

o    They are available as lump sum or under a variety of payment options.

o The minimum initial Total Sum Insured is $200,000 which may be made up of a combination of Specified Amount and Additional Insurance Amount. The Specified Amount must be at least $100,000. We may allow these minimum limits to be reduced. (See page 21.)

o    There are three Coverage Options available (see page 33):

     Option A - at least equal to the Specified Amount;
     Option B - at least equal to the Specified Amount plus Contract Value; and Option L - at least equal to the sum of the Total Sum Insured and an amount equal to the Contract Value multiplied by the applicable Option L Death Benefit percentage less the Total Sum Insured.

o Guaranteed Minimum Death Benefit Option available at issue (restrictions may apply). If elected, the Guaranteed Minimum Death Benefit Premium requirement must be met to keep the option in effect. (See page 33.)

o There is flexibility to change the Coverage Option and Specified Amount. (See page 33 for rules and limits.)

o    Supplemental and/or rider benefits may be available. (See page 47.)

o    We deduct any Indebtedness from the amount payable.

--------------------------------------------------------------------------------


GENERAL INFORMATION ABOUT KANSAS CITY LIFE

Kansas City Life Insurance Company


Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895. Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.


We are regulated by the Department of Insurance of the State of Missouri as well as by the insurance departments of all other states and jurisdictions in which we do business. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. We also file the forms for the Contract described in this Prospectus with insurance officials in each state and jurisdiction in which Contracts are sold.


We are a member of the Insurance Marketplace Standards Association ("IMSA") and may include the IMSA logo and information about IMSA membership in our advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


THE VARIABLE ACCOUNT AND THE FUNDS

Kansas City Life Variable Life Separate Account


We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995. This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. We have established other separate investment accounts that may also be registered with the SEC.


The Variable Account is divided into Subaccounts. The Subaccounts available under the Contracts invest in shares of portfolios of the Funds. The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus. We own the assets in the Variable Account.


We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account. We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct. We are obligated to pay all benefits provided under the Contracts.


The Funds

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act. However, the SEC does not supervise their management, investment practices or policies. Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts. The investment objectives of each of the Portfolios is described below.


The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.


All of the Funds may not be available in California. See your registered representative for specifics.


MFS Variable Insurance TrustSM


     MFS Emerging Growth Series (Manager: MFS Investment Management). The Emerging Growth Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital. The Series' policy is to invest primarily (i.e., at least 65% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies).

     MFS Research Series  (Manager:  MFS Investment  Management).  The Research
Series seeks to provide long-term growth of capital and future income. The Series' assets are allocated to selected economic sectors and then to industry groups within those sectors.

     MFS Total Return Series (Manager: MFS Investment Management). The Total Return Series seeks to provide above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

     MFS Utilities Series (Manager: MFS Investment Management). The Utilities Series seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities). The Series will seek to achieve its objective by investing, under normal circumstances, at least 65% of its assets in equity and debt securities of both domestic and foreign (including emerging market) companies in the utilities industry.

     MFS Global Governments Series (Manager: MFS Investment Management). The Global Governments Series seeks income and capital appreciation. The Series invests, under normal market conditions, at least 65% of its total assets in U.S. government securities, foreign government securities, corporate bonds, mortgage-backed securities, asset-backed securities, and derivative securities.

     MFS Bond Series (Manager: MFS Investment Management). The Bond Series seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect Shareholders' capital. Up to 20% of the Series' total assets may be invested in lower-rated or non-rated debt securities commonly known as "junk bonds."


American Century Variable Portfolios, Inc.

     American Century VP Capital Appreciation Portfolio (Manager: American Century Investment Management, Inc.) . The investment objective of American Century VP Capital Appreciation is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in common stocks that are considered by the investment adviser to have better-than-average prospects for appreciation.

     American Century VP Income & Growth(Manager: American Century Investment Management, Inc.) . American Century VP Income & Growth seeks dividend growth, current income and capital appreciation. The fund will seek to achieve its investment objective by investing in common stocks.

     American Century VP International Portfolio (Manager: American Century Investment Management, Inc.) . The investment objective of American Century VP International Portfolio is capital growth. The Portfolio will seek to achieve its investment objective by investing primarily in an internationally diversified portfolio of common stocks that are considered by management to have prospects for appreciation. International investment involves special risk considerations. These include economic and political conditions, expected inflation rates and currency swings.

     American Century VP Value (Manager: American Century Investment Management, Inc.). American Century VP Value seeks long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.


Federated Insurance Series


     Federated American Leaders Fund II. (Manager: Federated Investment Management Company).The primary investment objective of the Federated American Leaders Fund II is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. The Fund pursues its investment objectives by investing, under normal circumstances, at least 65% of its total assets in common stock of "blue-chip" companies, which are generally top-quality, established growth companies.

     Federated High Income Bond Fund II(Manager: Federated Investment Management Company). The investment objective of the Federated High Income Bond Fund II is to seek high current income. The Fund endeavors to achieve its objective by investing primarily in lower-rated corporate debt obligations commonly referred to as "junk bonds."

     Federated International Small Company Fund II (Manager: Federated Global Investment Management Corp). The investment objective is to provide long-term growth of capital. The Fund pursues its investment objective by investing at least 65% of its assets in equity securities of foreign companies that have a market capitalization at the time of purchase of $1.5 billion or less.

     Federated Prime Money Fund II(Manager: Federated Investment Management Company). The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity. The Fund pursues its investment objective by investing exclusively in a portfolio of money market instruments maturing in 397 days or less.


Dreyfus Variable Investment Fund


     Appreciation  Portfolio (Manager:  The Dreyfus Corporation;  Sub-Investment
Advisor: Fayez Sarofim & Co.). The portfolio seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue these goals the portfolio invests in common stocks focusing on "blue chip' companies with total market values of more than $5 billion at the time of purchase.

     Small Cap Portfolio (Manager: The Dreyfus Corporation). The portfolio seeks to maximize capital appreciation. To pursue this goal, the portfolio primarily invests in small-cap companies with the total market values of less than $2 billion at the time of purchase. The portfolio may continue to hold the securities of companies as their market capitalizations grow and thus, at any given time, a substantial portion of the portfolio holdings may have market capitalizations in excess of $2 billion. The investments may include common stocks, preferred stocks, and convertible stocks, including those issued in initial public offerings.


Dreyfus Stock Index Fund

(Manager: The Dreyfus Corporation; Index Fund Manager: Mellon Equity Associates)

The fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500 in proportion to their weighting in the index. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the fund.


The Dreyfus Socially Responsible Growth Fund, Inc.

(Manager:   The  Dreyfus  Corporation;   Sub-Investment   Adviser:  NCM  Capital
Management Group, Inc.)

The fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.


J.P. Morgan Series Trust II


     J.P. Morgan U.S. Disciplined Equity Portfolio (Manager: J.P. Morgan Investment Management Inc.). J.P. Morgan U.S. Disciplined Equity Portfolio seeks to provide a high total return from a portfolio comprised of selected equity securities. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests primarily in the common stocks of U.S. corporations typically represented by the Standard & Poor's 500 Stock Index with market capitalizations above $1.5 billion.

     J.P. Morgan Small Company Portfolio (Manager: J.P. Morgan Investment Management Inc.). The investment objective of J.P. Morgan Small Company Portfolio is to provide a high total return from a portfolio of equity securities of small companies. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations greater than $110 million and less than $1.5 billion.


Franklin Templeton Variable Insurance Products Trust


Effective May 1, 2000, each fund in the Templeton Variable Products Series Fund merged with the similar, corresponding fund of the Franklin Templeton Variable Insurance Products Trust.

     Templeton International Securities Fund (Class 2) (Manager: Templeton Investment Counsel, Inc.). The investment objective of Templeton International Securities Fund is long-term capital growth. The Fund invests in equity securities of companies located outside the United States, including those in emerging markets.

Franklin Small Cap Fund (Class 2) (Manager: Franklin Advisers, Inc.). The Fund's investment goal is long-term capital growth. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of U.S. small capitalization (small cap) companies. For this Fund, small cap companies are those companies with market cap values not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index; whichever is greater at the time of purchase.

Franklin Real Estate Fund (Class 2) (Manager: Franklin Advisers, Inc). The Fund's principal investment goal is capital appreciation. Its secondary goal is to earn current income. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of companies operating in the real estate industry.

Templeton Developing Markets Securities Fund (Class 2) (Manager: Templeton Asset Management Ltd.) The Fund's investment goal is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 65% of its total assets in emerging market equity securities.


Calamos Advisors Trust

(Manager: Calamos Asset Management, Inc.)

     Calamos Convertible Portfolio (Manager: Calamos Asset Management, Inc.). Calamos Convertible Portfolio seeks current income as its primary objective with capital appreciation as its secondary objective. The Portfolio invests primarily in a diversified portfolio of convertible securities. These convertible securities may be either debt securities (bonds) or preferred stock that are convertible into common stock, and may be issued by both U.S. and foreign companies.

A I M Variable Insurance Funds

     AIM V.I. Dent Demographic Trends Fund (Manager: A I M Advisors, Inc.). The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing in securities of companies that are likely to benefit from changing demographic, economic and lifestyle trends.

     AIM V.I. New Technology Fund (Manager: A I M Advisors, Inc. formerly AIM V.I. Telecommunications and Technology Fund)). The investment objective is long-term growth of capital. The Fund seeks to meet its objective by investing at least 65% of its total net assets in equity securities of technology and science companies.

     AIM V.I. Value Fund (Manager: A I M Advisors, Inc.). The investment objective is to achieve long-term growth of capital. Income is a secondary objective. The Fund seeks to meet its objectives by investing primarily in equity securities judged by the Fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities or relative to the equity market generally.


Seligman Portfolios, Inc.

     Seligman Capital Portfolio (Class 2) (Manager: J. & W. Seligman & Co. Incorporated). The objective is capital appreciation. The Portfolio invests primarily in the common stock of medium-sized U.S. companies.

     Seligman  Communications and Information Portfolio (Class 2) (Manager: J. &
W. Seligman & Co. Incorporated). The Portfolio's objective is capital gain. The Portfolio seeks to achieve this objective by investing at least 80% of its net assets, exclusive of government securities, short-term notes, and cash and cash equivalents, in securities of companies operating in the communications, information and related industries. The Portfolio generally invests at least 65% of its total assets in securities of companies engaged in these industries.

 .

THERE IS NO ASSURANCE THAT THE FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES AND POLICIES.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund. These important documents contain more detailed information regarding all aspects of the Funds. Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premium Payments or transfers among the Subaccounts.

We (or our affiliates) may receive significant compensation from a Fund's 12b-1 fees or from a Fund's investment advisor (or its affiliates) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Contracts. The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue. These percentages differ and some Funds or their advisors (or affiliates) may pay us (or our affiliates) more than others. Currently, these percentages range from 0.15% to 0.25%.

We cannot guarantee that each Fund or portfolio will always be available for the Contracts, but in the event that a Fund or portfolio is not available, we will take reasonable steps to secure the availability of a comparable fund. Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge.

Resolving Material Conflicts

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts.

We don't currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

Addition, Deletion or Substitution of Investments

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a portfolio are no longer available for investment or if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company. The substituted fund may have different fees and expenses. Substitutions may be made with respect to existing investments or the investments of future premiums or both. We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. We will determine on what basis we might make any new Subaccounts available to existing Contract Owners. Furthermore, we may close Subaccounts to allocations of premiums or contract value, or both, at any time in our sole discretion.


If we make any of these substitutions or changes we may, by appropriate endorsement, change the Contract to reflect the substitution or change. If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:
o operate the Variable Account as a management investment company under the 1940 Act;
o    deregister it under that Act if registration is no longer required; or
o    combine it with other Kansas City Life separate accounts.

Voting Rights

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds. As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts. We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

To obtain voting instructions from you, before a meeting you will be sent voting instruction material, a voting instruction form and any other related material. Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares. The number of votes attributable to a Subaccount will be determined by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote. We will vote shares held by a Subaccount for which we have no instructions in the same proportion as those shares for which we do receive voting instructions.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would :
o cause a change in sub-classification or investment objectives of one or more of the Portfolios;
o    approve or disapprove an investment advisory agreement; or
o require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report. We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.


PURCHASING A CONTRACT

Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. This prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like a copy of your Contract and endorsements, contact our Home Office.

Applying for a Contract

To purchase a Contract, you must complete an application and submit it through an authorized Kansas City Life agent. If you are eligible for temporary insurance coverage, a temporary insurance agreement ("TIA") should also accompany the application. As long as the initial Premium Payment accompanies the TIA, the TIA provides insurance coverage from the date we receive the required premium to the date we approve your application. In accordance with our underwriting rules, temporary life insurance coverage may not exceed $250,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and then we will return the initial premium to the applicant.

For coverage under the TIA, you must pay an initial Premium Payment that is at least equal to two months of minimum initial premium. We require only one month of minimum initial premium for Contracts when you will be making Premium Payments under a pre-authorized payment arrangement. (See "Premiums," page 19.) In general, policies submitted with the required Premium Payment will have a Contract Date that is the same as the TIA. However, if the Contract Date is calculated to be the 29th, 30th or 31st of the month, then the date will be set to the first of the next month. For Contracts where premium is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days. However, if the Contract Date is calculated to be the 29th, 30th or 31st of the month, then the Contract Date will be set to the first of the next following month. We have several exceptions to these rules, described as follows:

     Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)-Premium With Application. If you request PAC or CB and provide the initial premium with the application, the Contract Date will be the later of the TIA date or the first of the month of approval. Combined Billing is a billing where more than one Kansas City Life contract is billed together.

     Combined Billing (CB)-No Premium With Application. If you request CB and don't provide the initial premium with the application, the Contract Date will be the earlier of the first of the month after the Contract is approved or the date the initial premium is received. However, if approval occurs between the first and fifth of the month the Contract Date will be the first of the same month that we approve the Contract. In addition, if the Contract Date is calculated to be the 29th, 30th or 31st of the month then the Contract Date will be the first of the following month.

     Government Allotment (GA) and Federal Allotment (FA). If you request GA or FA on the application and provide an initial premium with the application, the Contract Date will be the first of the month of approval. If you request GA or FA and we receive no initial premium the Contract Date will be the first of the month for which we receive a full monthly allotment.

     Conversions. If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date that the previous contract was paid to. If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date that premiums were paid to.

     Total Sum Insured Above $250,000. If you request a Total Sum Insured above $250,000 and provide an initial premium with the application, the Contract Date will be the later of the TIA date or the first of the month of approval.

The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance age. In no case may the Contract Date be more than six months prior to the date the application was completed. We will charge Monthly Deductions from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application. We will deduct Contract charges as of the Contract Date.

We require satisfactory evidence of both proposed Insureds' insurability, which may include a medical examination. The available issue Ages are 20 through 85. Age is determined on each Insured's Age last birthday on the Contract Date. The minimum Total Sum Insured is $200,000. Acceptance of an application depends on our underwriting rules and we have the right to reject an application.

As the Owner of the Contract, you may exercise all rights provided under the Contract. The insureds are the Owner, unless a different Owner is named in the application. While at least one of the Insureds is living, the Owner may by Written Notice name a contingent Owner or a new Owner. If a contingent Owner has not been named, on the death of the last surviving Owner, ownership of the
Contract passes to the estate of the last Owner to die. The Owner may also be changed prior to the last surviving Insured's death by Written Notice satisfactory to us. A change in Owner may have tax consequences. (See "TAX CONSIDERATIONS," page 48.)

Replacement of Existing Insurance

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract. You should replace your existing insurance only when you determine that the Contract is better for you. The charges and benefits of your existing insurance may be different from a Contract purchased from us. You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing contract for cash and then buy the Contract, you may have to pay tax, including possibly a penalty tax, on the surrender. Also, because we will not issue the Contract until we have received an initial premium from your existing insurance company, the issuance of the Contract may be delayed.

     Free Look Right to Cancel Contract. You may cancel your Contract for a refund during your "free-look" period. The free look period expires 10 days after you receive your Contract. If you decide to cancel the Contract, you must return it by mail or other delivery method to the Home Office or your Kansas City Life agent. The Contract will be deemed void from the beginning immediately after you mail or deliver it for cancellation. We will refund premiums paid within seven days after we receive the returned Contract.

PREMIUM PAYMENTS

Premiums

The Contract is flexible with regard to the amount of premiums you pay. When we issue the Contract we set a Planned Premium Payment. This amount is only an indication of your preference in making Premium Payments. You may make additional unscheduled Premium Payments at any time while the Contract is in force. We have the right to limit the number (except in Texas) and amount of such Premium Payments. We do have requirements regarding the minimum and maximum premium amounts that you can pay.

We deduct premium expense charges from all premiums prior to allocating them to your Contract. (See CHARGES AND DEDUCTIONS, page 27.)

     Minimum Premium Amounts. The minimum initial Premium Payment required is the least amount for which we will issue a Contract. The minimum initial Premium Payment amount depends on a number of factors. These factors include Age, sex, and risk class of the proposed Insureds, the Specified Amount, any optional benefits and riders selected and the Planned Premium Payments you propose to make. (See "Planned Premium Payments," below.) Consult your Kansas City Life agent for information about the initial premium required for the coverage you desire.


Each premium after the initial premium must be at least $25.


     Maximum Premium Information. Total premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium Payment exceeds this limit and will cause the Contract to violate the definition of insurance. You may choose to take a refund of the portion of the premium that we determine is in excess of the guideline premium limit or you may submit an application to increase the Additional Insurance Amount, subject to our underwriting approval. If you choose to increase the Additional Insurance Amount and the Insured fails to meet our underwriting requirements for the required increase in coverage, we have the right to refund, with interest, any premium that we determine is in excess of the guideline premium limit. (See "TAX CONSIDERATIONS," page 48.)

Your Contract may become a modified endowment contract if premiums paid exceed the "7-Pay Test" as set forth in the Internal Revenue Code. We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract. (See "TAX CONSIDERATIONS," page 48.)

We have the right to require satisfactory evidence of insurability prior to accepting unscheduled premiums. (See "Premium Allocations and Crediting," page 24.)

     General Premium Information. You must make Premium Payments by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable. You must clearly mark a loan repayment as such or we will credit it as a Premium Payment. (See "Contract Loans," page 37.)


     Planned Premium Payments. When applying for a Contract, you may select a plan for paying premiums. Failure to pay Planned Premium Payments will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premium Payments will not guarantee that a Contract will not lapse. You may elect to pay level premiums quarterly, semi-annually or annually. You may also arrange to pay Planned Premium Payments on a special monthly or quarterly basis under a pre-authorized payment arrangement.

You are not required to pay Premium Payments in accordance with your plan. You can pay more or less than planned or skip a Planned Premium Payment entirely. (See, "Premium Payments to Prevent Lapse," page 24, and "Guaranteed Minimum Death Benefit Option," page 33.) Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premium Payments at any time.

     Premium Payments Upon an Increase in Additional Insurance Amount. Depending upon the Contract Value at the time of an increase and the amount of the increase requested, you may need to make an additional Premium Payment or change the amount of Planned Premium Payments. (See "Increases in the Additional Insurance Amount," page 36.)

Premium Payments to Prevent Lapse

If you elect the Guaranteed Minimum Death Benefit Option we guarantee that the Specified Amount will remain in force as long as you meet the Guaranteed Minimum Death Benefit Option Premium requirement. If you fail to meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option will terminate and the premiums required to prevent lapse will be determined just as for a Contract without a Guaranteed Minimum Death Benefit Option. The Guaranteed Minimum Death Benefit Option does not guarantee riders and any riders will terminate if the Cash Surrender Value of your Contract becomes negative. (See "Guaranteed Minimum Death Benefit Option," page 33.)

If you did not elect this option or if you don't pay the premium required to keep the option in effect, your Contract will lapse if there is insufficient value remaining in the Contract at the end of the Grace Period. Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of premiums required to prevent lapse will also vary.

     For Contracts That Do Not Have the Guaranteed Minimum Death Benefit Option. On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse. If your Contract does lapse you must pay the required amount before the end of the Grace Period. The amount required is enough premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

     For Contracts That Do Have the Guaranteed Minimum Death Benefit Option. We will check your Contract on each Monthly Anniversary Day to determine if you have met the Guaranteed Minimum Death Benefit Option Premium requirement. If you have met the requirement, then we guarantee that the Contract will not lapse. If you have not met the requirement then you have 61 days to keep the option in force by paying the amount that will satisfy the Guaranteed Minimum Death
Benefit Option Premium requirement. (See Guaranteed Minimum Death Benefit Option, page 33.)

     Grace Period. The purpose of Grace Period is to give you the chance to pay enough premiums to keep your Contract in force. We will send you notice of the amount required to be paid. The Grace Period is 61 days and starts when we send the notice. Your Contract remains in force during the Grace Period. If the last surviving Insured dies during the Grace Period, we will pay the Death Benefit proceeds, but we will deduct any Monthly Deductions due. (See Amount of Death Benefit Proceeds, page 32.) If you don't pay adequate premiums before the Grace Period ends, your Contract will terminate. (See "Reinstatement of Contract," page 47.)

Premium Allocations and Crediting

In the Contract application, you select how we will allocate premiums (less premium expense charges) among the Subaccounts and the Fixed Account. The sum of your allocations must equal 100%. We may limit the number of Subaccounts to which you allocate premiums (not applicable to Texas Contracts). We will never limit the number to less than 15. You may change the allocation percentages at any time by sending Written Notice. You may make changes in your allocation by telephone if you have provided proper authorization. (See "Telephone Authorizations," page 51.) The change will apply to the Premium Payments received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial premium to the Federated Prime Money Fund II Subaccount. If we receive any additional premiums before the Reallocation Date, we will also allocate these premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application. (See "Determining the Contract Value," page 31.)

We will credit premiums received on or after the Reallocation Date as directed by you. The premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting. We won't credit premiums requiring additional underwriting until we have completed underwriting and accept the Premium Payment. If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.

Transfer Privilege

After the Reallocation Date and prior to the Maturity Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:
o the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
o we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
o    we allow only one transfer each Contract Year from the Fixed Account;
o the amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount);
o we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account. The first six transfers during each Contract Year are free. After the first six transfers, we will assess a $25 transfer processing fee. Unused free transfers don't carry over to the next Contract Year. For the purpose of assessing the fee, we consider each Written Notice or telephone request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer. We will deduct the processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting such transfer. You may also make transfers by telephone if you have made the appropriate election at the time of application or have provided proper authorization. (See "Telephone Authorizations," page 51. )

     Additional No-Fee Transfer Right. This additional, one-time transfer feature allows you to transfer all or a portion of the Variable Account Value to the Fixed Account and we will make this transfer without applying the transfer processing fee (even if you have already used the six free transfers for that Contract Year.) This additional no-fee transfer right applies during the first 24 months of the Contract.

Dollar Cost Averaging Plan

The Dollar Cost Averaging Plan is an optional feature available with the Contract. If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts. The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time. We can not guarantee that the Dollar Cost Averaging Plan will result in a gain.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months. To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month. You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premium Payments or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account. Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization. You may also elect it at any time after the Contract is issued by completing the election form. You may make changes in dollar cost averaging by telephone if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request. Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:
o    we have completed the designated number of transfers;
o the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
o    you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year. We may cancel this feature at any time with notice to you. We do not impose a charge for participation in this plan.


Portfolio Rebalancing Plan

The Portfolio Rebalancing Plan is an optional feature available with the Contract. Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value. We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix. This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions. If you make a change to your premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new premium allocation unless you instruct us otherwise.

The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year. If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the portfolio rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application. You may also elect it after the Contract is issued by completing the election form. You may make changes in portfolio rebalancing by telephone if you have provided proper authorization. Portfolio rebalancing will terminate when:
o you request any transfer unless you authorize a change in allocation at that time; or
o    the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution. We may cancel the Portfolio Rebalancing Plan at any time with notice to you. We do not impose a charge for participation in this plan.


FIXED ACCOUNT

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the investment Company Act of 1940. The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

You may allocate some or all of your premiums and transfer some or all of the Variable Account Value to the Fixed Account. You may also make transfers from the Fixed Account, but restrictions may apply. (See page 21, Transfer Privilege.) The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year. We guarantee that this rate will be at least 4%.

Our general account supports our insurance and annuity obligations. Since the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to our general liabilities from business operations.

Minimum Guaranteed and Current Interest Rates

We guarantee to credit the Fixed Account Value with a minimum 4% effective annual interest rate. We intend to credit the Fixed Account Value with current rates in excess of the 4% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don't necessarily correspond to, prevailing general market interest rates. We will determine current rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out ("LIFO") method. We may change the method of crediting from time to time, provided that such changes don't have the effect of reducing the guaranteed rate of interest below 4%. We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

Calculation of Fixed Account Value

Fixed Account Value is equal to:
o    amounts allocated or transferred to the Fixed Account; plus
o    interest credited; less
o    amounts deducted, transferred or surrendered.

Delay of Payment

We reserve the right to delay payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date we receive the request.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions under the Contract. We may use this profit for any purpose, including payment of distribution charges. Below is a listing and description of the applicable charges and deductions under the Contract.

Premium Expense Charges

     Sales Charge. We deduct a sales charge from each premium before allocation to the Variable Account and/or the Fixed Account. The amount of the sales charge varies by when we receive the premium and the amount of premium paid during that Contract Year. During Contract Years 1-10, we deduct a higher sales charge on the amount up to a Target Premium than we charge on Excess Premiums. The Target Premium is an amount based on Age, sex, and risk class of the Insureds, the Guaranteed Minimum Death Benefit Option, if elected, and level of Specified Amount. Excess Premiums are premiums paid during a Contract Year that exceed the Target Premium.

The following tables shows the sales charge applicable to total premiums paid up to the Target Premium and to total premiums paid that are Excess Premiums:

--------------------------------------------------------------------------------
                      Sales Charge as % of
                        Premiums Paid              Sales Charge % of Excess
 Contract Year        up to Target Premium               Premiums Paid
--------------------------------------------------------------------------------

   Year 1              50% of premiums                   2% of premiums
--------------------------------------------------------------------------------

 Years 2-5             15% of premiums                   2% of premiums
--------------------------------------------------------------------------------

 Years 6-10             6% of premiums                   2% of premiums
--------------------------------------------------------------------------------

 Years 11-20            2% of premiums                   2% of premiums
--------------------------------------------------------------------------------

 Years 21 +                 0%                                 0%
--------------------------------------------------------------------------------

Here is an example of how we calculate the sales charge:

Assume that the Target Premium specified in a Contract is $1,000. If premiums of $1,500 are paid during Contract Year 1, a 50% sales charge applies to $1,000 of the premiums paid (the amount up to the Target Premium) which equals $500. A 2% sales charge applies to the Excess Premium of $500 which equals $10. The total sales charge deducted in Contract Year 1 is $510. If premiums of $1,500 are paid in Contract Year 6, a 6% applies to $1,000 of the premiums paid which equals $60. A 2% sales charge applies to the Excess Premium of $500 which equals $10. The total applicable sales charge in Contract Year 6 is $70.

While this example demonstrates that premiums paid in later Contract Years may be subject to lower sales charges than premiums paid during earlier Contract Years, deferring payment of premiums until later Contract Years may mean that insufficient premiums are paid to meet the Guaranteed Minimum Death Benefit Option Premium requirement in the early Contract Years (if selected), or may also result in insufficient premiums being paid for the Cash Surrender Value to cover Monthly Deductions. In either case, the Contract could lapse.

The sales charge reimburses us for various sales and administrative expenses associated with issuing the Contract.

     Premium Processing Charge. We deduct a 4.85% premium processing charge from each Premium Payment. This charge reimburses us for a Federal "deferred acquisition" tax on premiums received, state and local premium taxes, and for administrative expenses associated with processing Premium Payments.

Monthly Deduction

We will make Monthly Deductions to collect various charges under your Contract. We will make these Monthly Deductions on each Monthly Anniversary following the Allocation Date. On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date. (See "Applying for a Contract," page 21.) The Monthly Deduction consists of:
(1)  monthly expense charges;
(2)  cost of insurance charges; and
(3)  any optional benefit and/or rider charges, as described below.

We deduct the Monthly Deduction pro rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

     Monthly Expense Charge. The monthly expense charge is made up of two parts:

     o    a charge of $12.50 per month for the first five Contract Years.
     o a monthly expense charge of $7.50 plus $.02 per $1,000 of Total Sum Insured per month for all Contract Years.

The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements.

We guarantee that the monthly expense charge will not increase. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and will incur the loss.

     Cost of Insurance Charge. This charge compensates us for the expense of providing insurance coverage. The charge depends on a number of variables and will vary from Contract to Contract and from month to month. For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insureds by the net amount at risk for that Monthly Anniversary Day. The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insureds' Age, sex, number of completed Contract Years, Total Sum Insured, and risk class. We currently place Insureds in one of the following classes, based on underwriting:
o    Standard Tobacco User;
o    Standard Nontobacco User;
o    Preferred Nontobacco User; and
o    Preferred Tobacco User.

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Nontobacco User classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit (discounted at an interest rate which is the monthly equivalent of 4% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before we deduct the cost of insurance charge). For purposes of determining cost of insurance rates, we allocate Contract Value first to Specified Amount and then to the Additional Insurance Amount coverage in the order in which those coverages were issued. Then we allocate Contract Value to any additional coverage amount applicable under Coverage Option L.

We place the Insureds in risk classes when we approve the Contract, based on our underwriting of the application. When you request an increase in Additional Insurance Amount, we do additional underwriting before approving the increase to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Total Sum Insured. If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Total Sum Insured and the existing risk class will continue to apply to the existing Total Sum Insured.

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract. The guaranteed rates for standard and preferred risk classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. We will determine current cost of insurance rates based on our expectations as to future mortality experience. We may change these rates from time to time.

Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco-user standard class are lower than rates for one or both Insureds of the same age and sex in a tobacco-user standard class. Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco-user or tobacco-user standard risk class are lower than rates for one or both Insureds of the same age, sex and tobacco-user class in a substandard risk class.

     Guaranteed Minimum Death Benefit Option Charge. There is no charge for the Guaranteed Minimum Death Benefit Option in the first ten Contract Years. Beginning in Contract Year 11, the charge is $.01 per $1,000 on a current basis and $.03 per $1,000 on a guaranteed basis. This charge is based on the Specified Amount and we will deduct it monthly.

     Cost of Additional Benefits Provided by Riders. These charges are part of the Monthly Deduction and vary by the benefit. (See "Optional Riders, page 47.)

     Legal Considerations Relating to Sex-Distinct Premium Payments and Benefits. Cost of insurance rates for Contracts generally distinguish between males and females. Thus, Premium Payments and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates do not vary by sex.)

We also offer Contracts that don't distinguish between males and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don't distinguish between males and females.

Daily Mortality and Expense Risk Charge

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts. This charge does not apply to Fixed Account assets. The current charge is at an annual rate of 0.625% of net assets. We guarantee that this rate will never exceed an annual rate of 0.90%.

The mortality risk we assume is that the Insureds may die sooner than anticipated and we have to pay Death Benefits greater than we anticipated. The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess. We may make a profit from this charge. Any profit may be used to finance distribution expenses.

Transfer Processing Fee

The first six transfers during each Contract Year are free. We will assess a $25 Transfer Processing Fee for each additional transfer during such Contract Year. For the purpose of assessing the fee, we will consider each written or telephone request seeking a transfer to be one transfer, regardless of the number of accounts affected by the transfer. We will deduct the transfer processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

Partial Surrender Fee

We will deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. We will deduct this charge from the Contract Value in addition to the amount you request to be surrendered and the charge will be considered part of the partial surrender amount.

Fund Expenses

The value of the net assets of each Subaccount reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests. This means that these charges are deducted before we calculate Subaccount Values. These charges are not directly deducted from your Contract Value. See the prospectuses for the Funds.

Reduced Charges for Eligible Groups

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

o    nature of the association and its organizational framework;
o    method by which sales will be made to the members of the class;
o facility with which premiums will be collected from the associated individuals;
o    association's capabilities with respect to administrative tasks;
o    anticipated persistency of the Contract;
o    size of the class of associated individuals;
o    number of years the association has been in existence; and
o any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

Other Tax Charge

We do not currently assess a charge for any taxes other than state and local premium taxes and Federal DAC taxes incurred as a result of the operations of the Subaccounts. We have the right to assess a charge for such taxes against the Subaccounts if we determine that such taxes will be incurred.

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value. Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value. The Contract will be in default and a Grace Period will begin if:
o the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction on that date (see Premium Payments to Prevent Lapse, page 24); and
o the Guaranteed Minimum Death Benefit Option is not then in effect. ("Guaranteed Minimum Death Benefit Option," page 33.)

Bonus on Contract Value in the Variable Account

We may credit a bonus to the Contract on each Monthly Anniversary Day beginning on the first Monthly Anniversary Day following the Contract Date. The monthly bonus applies to Contracts with a Total Sum Insured of $5,000,000 and above and equals an annual rate of 0.125% of the Contract Value in each Subaccount of the Variable Account. We will pay this bonus at our sole discretion and we do not guarantee it.

Determining the Contract Value

On the Allocation Date, the Contract Value is equal to the initial premium less the premium expense charges and Monthly Deductions deducted from the Contract Date. On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value). The Contract Value will vary to reflect the following:
o    performance of the selected Subaccounts;
o    interest credited on amounts allocated to the Fixed Account;
o    interest credited on amounts in the Loan Account;
o    charges;
o    transfers;
o    partial surrenders; and
o    loans and loan repayments.

     Subaccount Values. When you allocate an amount to a Subaccount, either by premium allocation or transfer, we credit your Contract with accumulation units in that Subaccount. The number of accumulation units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Subaccount's accumulation unit value for the Valuation Day when the allocation is made.

The number of Subaccount accumulation units we credit to your Contract will increase when you allocate premiums to the Subaccount and when you transfer amounts to the Subaccount. The number of Subaccount accumulation units credited to a Contract will decrease when:
o    we take the allocated portion of the Monthly Deduction from the Subaccount;
o    you make a loan;
o    you transfer an amount from the Subaccount; or
o you take a partial surrender (including the Partial Surrender Fee) from the Subaccount.


     Accumulation Unit Values. A Subaccount's accumulation unit value varies to reflect the investment experience of the underlying Portfolio. It may increase or decrease from one Valuation Day to the next. We arbitrarily set the accumulation unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after establishment, the accumulation unit value is determined by multiplying the value of an accumulation unit for a Subaccount for the prior valuation period by the net investment factor for the Subaccount for the current valuation period.

     Net Investment Factor. The net investment factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next. It is based on the change in net asset value of the Fund shares held by the Subaccount and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes and the daily mortality and expense risk charge.

     Fixed Account Value. On any Valuation Day, the Fixed Account Value of a Contract is the total of:
o    all premiums allocated to the Fixed Account; plus
o any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus
o    interest credited on such premiums and amounts transferred; less
o    the amount of any transfers from the Fixed Account; less
o the amount of any partial surrenders (including the Partial Surrender Fee) taken from the Fixed Account; less
o    the pro rata  portion  of the  Monthly  Deduction  deducted  from the Fixed
     Account.

     Loan Account Value. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:
o amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
o amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as Indebtedness is repaid.

Cash Surrender Value

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract. We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts. (See "Premium Payments to Prevent Lapse," page 24.) It is also the amount that is available upon full surrender of the Contract. (See "Surrendering the Contract for Cash Surrender Value," page 38.) The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any Indebtedness.

DEATH BENEFIT

As long as the Contract remains in force, we will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of death of the last surviving Insured. We may also require proof of the death of the Insured who died first and may require return of the Contract. We will pay Death Benefit Proceeds in a lump sum. (see "Payment of Proceeds," page 46) or, if you prefer, under a payment option (See "Payment Options," page 38). We will pay Death Benefit Proceeds to the Beneficiary. (See "Selecting and Changing the Beneficiary," page 46.)

Amount of Death Benefit Proceeds

The Death Benefit proceeds payable upon the death of the last surviving Insured are equal to the following:
o the greater of the Death Benefit under the Coverage Option selected (calculated as of the date of the last surviving Insured's death) or the Corridor Death Benefit; plus
o an amount equal to any benefits provided by any optional benefits or riders; plus
o    any premiums received after the date of death; less
o    any Indebtedness on that date; less
o    any  past due  Monthly  Deductions  if the  death  occurred  during a Grace
     Period.

Under certain circumstances, the amount of the Death Benefit may be further adjusted or the Death Benefit may not be payable. (See "Limits on Rights to Contest the Contract" and "Misstatement of Age or Sex," page 45.)

The Guaranteed Minimum Death Benefit Option, if in effect, provides a minimum Death Benefit. If all or part of the Death Benefit proceeds are paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the last surviving Insured's death to the date of payment.


Total Sum Insured, Specified Amount, Additional Insurance Amount

The Total Sum Insured, Specified Amount and the Additional Insurance Amount are set at the time the Contract is issued. The Specified Amount plus the Additional Insurance Amount equals the Total Sum Insured. The minimum Total Sum Insured is $200,000. Within the Total Sum Insured minimum, we also require that the minimum Specified Amount be $100,000 while the minimum Additional Insurance Amount be $10,000. The maximum amount of initial Additional Insurance Amount coverage is four times the Specified Amount at issue.

You may decrease the Total Sum Insured or increase the Additional Insurance Amount as described below. The Guaranteed Minimum Death Benefit Option only applies to the Specified Amount and not to the Additional Insurance Amount. Therefore, even if the Guaranteed Minimum Death Benefit Option is in effect, if the Contract Value is insufficient to pay Monthly Deductions, the Additional Insurance Amount may lapse. (See "Guaranteed Minimum Death Benefit Option," page 33.)

Coverage Options

When you apply for the Contract you may choose one of three Coverage Options, which will be used to determine the Death Benefit:

o Option A: Death Benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured.
o Option B: Death Benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured, plus the Contract Value on the date of such death
o Option L: Death Benefit will be the sum of: (1) the Total Sum Insured on the date of death of the last surviving Insured; and (2) the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L Death Benefit Percentage less the Total Sum Insured on that Contract Anniversary. If the amount in (2) of the Option L Death Benefit calculation is less than zero then the Option L Death Benefit will be the amount calculated in (1).

You may also change the Coverage Option, as described below. However, Coverage Option L is only available at issue.

Corridor Death Benefit

The purpose of the Corridor Death Benefit is to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code. We calculate the Corridor Death Benefit by multiplying the Contract Value by the appropriate corridor percentage. The corridor percentages vary by Age, sex, risk class, Specified Amount, Additional Insurance Amount, the number of years coverage has been in effect and any applicable optional benefits or riders.

Guaranteed Minimum Death Benefit Option

An optional Guaranteed Minimum Death Benefit Option is available only at issue. This option is not available if you elect Coverage Option B or if the Joint First to Die Rider is issued. If you choose this option, it guarantees that we will pay the Specified Amount (less Indebtedness and any past due charges) upon the death of the last surviving Insured, regardless of the Contract's investment performance, if you meet the Guaranteed Minimum Death Benefit Option Premium requirement. The Guaranteed Minimum Death Benefit Option does not guarantee any Additional Insurance Amount.

The Guaranteed Minimum Death Benefit Option Premium is the amount which guarantees that the Guaranteed Minimum Death Benefit Option will remain in effect. Your Contract shows the Guaranteed Minimum Death Benefit Premium. You satisfy the Guaranteed Minimum Death Benefit Option Premium requirement if, on each Monthly Anniversary Day, the cumulative premiums that you have paid equal or exceed the cumulative Guaranteed Minimum Death Benefit Option Premiums plus Indebtedness.

"Cumulative premiums that you have paid" means the amount that is equal to:

(a)  the sum of all premiums paid; less
(b)  the sum of all partial surrenders; with
(c) (a) and (b) each accumulated at an annual effective interest rate of 4% from the date your Contract is issued to the Monthly Anniversary Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

"Cumulative Guaranteed Minimum Death Benefit Option Premiums" is equal to the sum of the Guaranteed Minimum Death Benefit Option Premiums. Each such premium is accumulated at an annual effective interest rate of 4% to the Monthly Anniversary Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

If you do not meet the Guaranteed Minimum Death Benefit Option Premium requirement, the Guaranteed Minimum Death Benefit Option is in default. A 61-day notice period begins on the day we mail the notice that the option is in default and inform you of the amount of premium required to maintain the Guaranteed Minimum Death Benefit Option. The premium amount required to prevent default of the option is equal to:
o the cumulative Guaranteed Minimum Death Benefit Option Premium plus Indebtedness; less
o    the cumulative paid premium.

The Guaranteed Minimum Death Benefit Option will terminate if you do not pay sufficient premium by the end of the notice period.

If the Contract contains any Additional Insurance Amount coverage or any optional benefit riders, then we will also test the Contract to ensure that the you have funded the Contract at a sufficient level to support the Additional Insurance Amount or other optional riders. On each Monthly Anniversary Day we will test the Cash Surrender Value to determine if it is sufficient to cover the Monthly Deduction. If not, a 61-day notice period begins on the day we mail notice of the amount of premium required to keep the Additional Insurance Amount and/or any optional riders in effect. The premium required to keep the Additional Insurance Amount is equal to the amount which would provide a Cash Surrender Value equal to three Monthly Deductions. We will remove the Additional Insurance Amount coverage and other optional riders from the Contract if we do not receive the required premium by the end of the notice period.

We do not charge for this option during the first 10 Contract Years. Beginning in Contract Year 11 we will apply a monthly charge per $1,000 of Specified Amount at issue. The Guaranteed Minimum Death Benefit Option is not available for:
o    Coverage Option B Contracts;
o Contracts on which the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount; or
o    Contracts which include the Joint First to Die Rider.

The Guaranteed Minimum Death Benefit Option will terminate:
o    upon your request;
o    if you change the Coverage Option to B; or
o if you increase the Additional Insurance Amount to more than the Specified Amount.

You may apply to have the Guaranteed Minimum Death Benefit Option reactivated within two years of termination of such option. Re-activation requires:
(1)  Written Notice to restore the option;
(2) evidence of insurability of the Insureds satisfactory to us, unless you request re-activation within one year after the beginning of the notice period, and
(3) payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus Indebtedness exceeds the cumulative paid premiums on the date of re-activation.


On the Monthly Anniversary Day on which the re-activation takes effect, we will deduct from the Contract Value any unpaid Guaranteed Minimum Death Benefit Option charges. We have the right to deny re-activation of the Guaranteed Minimum Death Benefit Option more than once during the life of the Contract.



Effect of Combinations of Specified Amount and Additional Insurance Amount

You should consider the following factors in determining how to allocate coverage in the form of the Specified Amount or in the form of an Additional Insurance Amount:
o the Specified Amount cannot be increased after issue, while the Additional Insurance Amount may be increased after issue, subject to application and evidence of insurability;
o the Additional Insurance Amount does not increase the Target Premium under a Contract. Accordingly, the amount of sales charge paid and the amount of compensation paid to the agent may be less if coverage is included as Additional Insurance Amount, rather than as Specified Amount;
o the Guaranteed Minimum Death Benefit Option covers only the Specified Amount and does not cover the Additional Insurance Amount. If the Contract Value is insufficient to pay the monthly expenses (including charges for the Additional Insurance Amount) the Additional Insurance Amount and rider coverage will terminate, even though the Specified Amount may stay in effect under the Guaranteed Minimum Death Benefit Option.

Generally, you will incur lower Contract Year charges and have more flexible coverage with respect to the Additional Insurance Amount than with the Specified Amount. On the other hand, if you wish to take advantage of the Guaranteed Minimum Death Benefit Option, the proportion of the Total Sum Insured that is guaranteed can be increased by taking out a larger part of the coverage as Specified Amount at the time of issue. The Guaranteed Minimum Death Benefit Option is not available at all if the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount at any time. In such case, it could be to your advantage to increase the amount of coverage applied for at issue as Specified Amount in order that the Guaranteed Minimum Death Benefit Option will be available. However, if this guarantee is not important to you, you could choose to maximize the proportion of the Additional Insurance Amount.

CHANGES IN DEATH BENEFIT

Effect of Investment Performance on Death Benefit

If investment performance is favorable, the amount of the Death Benefit Proceeds may increase. The impact of investment performance will vary depending upon which Coverage Option applies:
o Under Option A, the Death Benefit Proceeds will not usually change for several years to reflect any favorable investment performance and may not change at all. (See the illustrations beginning on page 39to see how and when investment performance may begin to affect the Death Benefit Proceeds);
o Option B provides a Death Benefit that varies directly with the investment performance of the Contract Value;
o Option L provides a Death Benefit pattern that can be level for several years and then can increase at a particular time that your choose.

Changes in Coverage Option

You may change the Coverage Option subject to the following rules:
o we have the right to require that there be no change in Coverage Option during the first Contract Year;
o    we have the right to allow only one increase in any 12-month period;
o    Coverage Option L is only available at issue;
o after any change in Coverage Option, we require that the Total Sum Insured be at least $200,000 and the Specified Amount be at least $100,000;
o the effective date of change will be the Monthly Anniversary Day following the date we approve your application. If the Coverage Option is B or L, it may be changed to A. The Total Sum Insured will not change;
o if the Coverage Option is A or L, it may be changed to B subject to satisfactory evidence of insurability. The new Total Sum Insured will be the greater of the Total Sum Insured less the Contract Value as of the date of change or $25,000; and
o if the Coverage Option is changed to B, the Guaranteed Minimum Death Benefit Option, if in effect, will terminate.

We have the right to decline any Coverage Option change that we determine would cause the Contract to not qualify as life insurance under applicable tax laws. Changes in the Coverage Option may have tax consequences. You should consult a tax adviser before changing the Coverage Option.

Increases in the Additional Insurance Amount

You may make increases to the Additional Insurance Amount through either scheduled annual increases requested at issue or unscheduled increases you request. The maximum Additional Insurance Amount coverage at issue is four times the Specified Amount. This coverage may increase to a maximum of eight times the Specified Amount after issue under scheduled annual increases.

     Scheduled Increases. Scheduled increases to the Additional Insurance Amount, subject to our approval, may be based on a flat amount annual increase or a percentage annual increase. Available percentage increases range from 0-25% of the Additional Insurance Amount. We will base the percentage increase on the specified percentage of the Additional Insurance Amount at the time the scheduled increase occurs. Available amounts for a flat amount increase range from 0-25% of the Additional Insurance Amount at issue. The Guaranteed Minimum Death Benefit Option is not available if the Additional Insurance Amount is, or is scheduled to, exceed the Specified Amount

     Unscheduled Increases. You may request increases to the Additional Insurance Amount other than the annual, scheduled increases available at issue. We have the right to not allow increases in Additional Insurance Amount during the first Contract Year and to allow only one increase in any 12-month period. The following requirements apply for an unscheduled increase:
o    you must submit an application for the increase;
o    we may require satisfactory evidence of insurability.;
o any requested, unscheduled increase in the Additional Insurance Amount must be at least $10,000;
o the Insureds' attained Age must be less than the current maximum issue Age for the Contracts, as we determine from time to time;
o    a change in Planned Premium Payments may be advisable;
o the increase in the Additional Insurance Amount will become effective on the Monthly Anniversary Day on or following the date we approve the request for the increase;
o if the Additional Insurance Amount is increased to be greater than the Specified Amount, the Guaranteed Minimum Death Benefit Option, if applicable, will terminate.

For both a scheduled or unscheduled increase, if the Cash Surrender Value is at any time insufficient to pay Monthly Deductions for the Contract, the Additional Insurance Amount and riders will terminate in order to preserve the Guaranteed Minimum Death Benefit Option. (See "Guaranteed Minimum Death Benefit Option," page 33.) Increases in the Additional Insurance Amount may have tax consequences. You should consult a tax adviser before increasing the Additional Insurance Amount.

Decreases in Total Sum Insured

You may request a decrease in the Total Sum Insured. When you make a decrease in Total Sum Insured, we will first reduce any amount of Additional Insurance Amount remaining. Then we will reduce the Specified Amount, starting with the latest increase and continuing in the reverse order in which the increases were made. If the Specified Amount is decreased, the Guaranteed Minimum Death Benefit Option coverage amount will be decreased by the same amount. Under certain circumstances, a partial surrender will result in a decrease in the Total Sum Insured. (See "Partial Surrenders," page 38.)

We have the right to require that no decreases occur during the first Contract Year and that you make no more than one decrease in any 12-month period.

We have the right to require that the Total Sum Insured after any decrease be at least $200,000 and that the Specified Amount be $100,000. You must provide Written Notice of your request to decrease your Specified Amount. The effective date of the decrease will be the Monthly Anniversary Day following the date we approve your request.

Decreasing the Total Sum Insured may have the effect of decreasing monthly cost of insurance charges. However, a decrease will not decrease the Target Premium or Guaranteed Minimum Death Benefit Option Premium.

A decrease in the Total Sum Insured may have adverse tax consequences. You should consult a tax adviser before decreasing the Total Sum Insured.

CASH BENEFITS

Contract Loans

You may borrow from your Contract (prior to the death of the Insured) at any time by submitting a Written Request. You may also make loans by telephone if you have provided proper authorization to do so. (See "Telephone Authorizations," page 51.) The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. We will process Contract loans as of the date we approve your Written Request. We will generally send loan proceeds to you within seven calendar days. (See "Payment of Proceeds," page 46.)

     Interest. We will charge interest on any Indebtedness at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If you don't pay interest when due, we add the amount of the interest to the loan and it becomes part of the Indebtedness.

     Loan Collateral. When you make a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. We will reduce the Cash Surrender Value by the amount transferred to the Loan Account. The loan does not have an immediate effect on the Contract Value. You may specify the Variable Accounts and/or Fixed Account from which we transfer collateral. If you don't specify we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total unloaned Contract Value on the date you make the loan. On each Contract Anniversary we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account. We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

We will credit the Loan Account with interest at an effective annual rate of not less than 4.0%. Thus, the maximum net cost of a loan is 2.0% per year. (The net cost of a loan is the difference between the rate of interest charged on Indebtedness and the amount credited to the Loan Account). We will add the interest earned on the Loan Account to the Fixed Account.

     Preferred Loan Provision. Beginning in the eleventh Contract Year, an additional type of loan is available called a preferred loan. For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 6.0%. Thus, the net cost of the preferred loan is 0.0% per year. The maximum amount available for a preferred loan is the Contract Value less premiums paid. This amount may not exceed the maximum loan amount. The preferred loan provision is not guaranteed.

The tax consequences of a preferred loan are uncertain. You should consult a tax adviser before taking out a preferred loan.

     Loan Repayment. You may repay all or part of your Indebtedness at any time while at least one Insured is living and the Contract is in force. We reserve the right to require that each loan repayment be at least $10.00. Loan repayments must be sent to the Home Office and we will credit them as of the date received. You should clearly mark a loan repayment as such or we will credit it as a premium. (Sales charges and premium processing charges do not apply to loan repayments, unlike unscheduled Premium Payments.) When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account. A loan repayment does not have an immediate effect on the Contract Value. Unless you specify otherwise , we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.

     Effect of Contract Loan. A loan, whether or not repaid, will have a permanent effect on the Death Benefit and Contract Values because the investment results will apply only to the non-loaned portion of the Contract Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated. Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate. (See "TAX CONSIDERATIONS," page 48, for a discussion of the tax treatment of policy loans, and the adverse tax consequences if a Contract lapses with loans outstanding.) In particular, if your Contract is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. In addition, interest paid on Contract Loans generally is not tax deductible. We will deduct Indebtedness from any Death Benefit proceeds. (See "Amount of Death Benefit Proceeds," page 32.)

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value We will send you notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid termination of coverage under the Contract. The notice will specify the amount that must be repaid to prevent termination. (See "Premium Payments to Prevent Lapse," page 24.)

Surrendering the Contract for Cash Surrender Value

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request. We may require return of the Contract. We will process a surrender request as of the date we receive your Written Request and all required documents. Generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 46.) You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option. (See "Payment Options," page 38.) Your Contract will terminate and cease to be in force if you surrender it for one lump sum. You will not be able to reinstate it later. Surrenders may have adverse tax consequences. (See "TAX CONSIDERATIONS," page 48.)

Partial Surrenders

You may make partial surrenders under your Contract at any time subject to the conditions below. You must submit a Written Request. Each partial surrender must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300. We will assess a partial surrender fee. (See "Partial Surrender Fee," page 30.) We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, "partial surrender amount").

When you request a partial surrender, you can direct how we deduct the partial surrender amount from your Contract Value in the Subaccounts and Fixed Account. If you provide no directions, we will deduct the partial surrender amount from your Contract Value in the Subaccounts and Fixed Account on a pro rata basis. (Minimum Guaranteed and Current Interest Rates," page 26). Partial surrenders may have adverse tax consequences. (See "TAX CONSIDERATIONS," page 48.)

If Coverage Option A or L is in effect, we will reduce the Contract Value by the partial surrender amount. We will reduce the Total Sum Insured by the partial surrender amount minus the excess, if any, of the Death Benefit over the Total Sum Insured at the time you make the partial surrender. If the partial surrender amount is less than the excess of the Death Benefit over the Total Sum Insured, we will not reduce the Total Sum Insured. If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount.

We have the right to reject a partial surrender request if the partial surrender would reduce the Total Sum Insured below the minimum amount for which the Contract would be issued under our then-current rules.

We will process partial surrender requests as of the date we receive your written request. Generally we will make payment within seven calendar days. (See "Payment of Proceeds," page 46.)

Payment Options

The Contract offers a variety of ways, in addition to a lump sum, for you to receive proceeds payable. Payment options are available for use with various types of proceeds, such as surrender or death. We summarize these payment options below. All of these options are forms of fixed benefit annuities which don't vary with the investment performance of a separate account.

You may apply proceeds of $2,000 (this minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

     Option 1 - Interest Payments. We will make interest payments to the payee annually or monthly as elected. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest paid annually. You may withdraw the proceeds and any unpaid interest in full at any time.

     Option 2 - Installments of a Specified Amount. We will make annual or monthly payments until the proceeds plus interest are fully paid. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

     Option 3 - Installments For a Specified Period. We pay proceeds in equal annual or monthly payments for a specified number of years. We will pay interest on the proceeds at the guaranteed rate of 3.0% per year and we may increase this by additional interest. You may withdraw the present value of any unpaid installments at any time.

     Option 4 - Life Income. We will pay an income during the payee's lifetime. You may choose a minimum guaranteed payment period. One form of minimum guaranteed payment period is the installment refund option, under which we will make payments until the total income payments received equal the proceeds applied.

     Option 5 - Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

     Minimum Amounts. We have the right to pay the total amount of the Contract in one lump sum, if less than $2,000. If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

     Choice of Options You may choose an option by written notice during the Insured's lifetime. If a payment option is not in effect at the Insured's death, the beneficiary may make a choice.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.

Specialized Uses of the Contract

Because the Contract provides for an accumulation of cash value as well as a Death Benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if you do not pay sufficient premiums, the Contract may lapse or may not accumulate sufficient value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See "TAX CONSIDERATIONS" on page 48.)

ILLUSTRATIONS

We have prepared the following tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time. The tables illustrate how Contract Values, Cash Surrender Values and Death Benefits under a Contract covering an Insured of a given age would vary over time if planned Premium Payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show Planned Premium Payments accumulated at 5% interest compounded annually.


The hypothetical investment rates of return are illustrative only. Don't assume they are representative of past or future investment rates of return. Actual rates of return for a particular Contract may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations you make, prevailing interest rates and rates of inflation. These illustrations assume that you allocate premiums equally among the 21 Subaccounts available under the Contract, and that you allocate no amounts to the Fixed Account. We have based these illustrations on the following assumptions:
o    there are no Contract loans;
o you pay an annual premium at the beginning of each Contract Year. Values will be different if you pay the premiums with a different frequency or in different amounts.

Charges Illustrated

The illustrations reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross after tax return of the selected Portfolios. The tables assume an average annual expense ratio of 0.96% of the average daily net assets of the Portfolios available under the Contracts. This average annual expense ratio is based on the expense ratios of each of the Portfolios for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Portfolio. This average annual expense ratio takes into account expense reimbursement arrangements to be in place for 2000 for some of the Portfolios. In the absence of the reimbursement arrangements for some of the Portfolios the average annual expense ratio would be higher. For information on the Portfolios' expenses, see the prospectuses for the Funds and Portfolios accompanying this Prospectus.

In addition, the values calculated using current charges shown in the illustrations reflect the current daily charge to the Variable Account for assuming mortality and expense risks, which is equivalent to an annual charge of 0.625%. After deduction of Portfolio expenses and the mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% corresponds to approximate net annual rates of -1.58%, 4.39% and 10.35%, respectively on a current basis. The values calculated using guaranteed charges shown in the illustrations reflect the guaranteed daily charge to the Variable Account for assuming mortality and expense risks, which is equivalent to an annual charge of 0.90%. After deduction of Portfolio expenses and the guaranteed mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.85%, 4.10% and 10.05%, respectively.

The illustrations also reflect the deduction of the premium expense charges and the Monthly Deduction. The Monthly Deduction includes the cost of insurance charge. We have the contractual right to charge higher guaranteed maximum charges than our current cost of insurance charges. The current cost of insurance charges and, alternatively, the guaranteed cost of insurance charges are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account and assume no Indebtedness or charges for supplemental and/or rider benefits.

The illustrations are based on our sex distinct rates for nontobacco users. Upon request, we will furnish you with a comparable illustration based upon the proposed Insureds' specific circumstances. Such illustrations may assume different hypothetical rates of return than those illustrated in the following tables.


                              $6540 ANNUAL PREMIUM
            $1,000,000 TOTAL SUM INSURED: $1,000,000 SPECIFIED AMOUNT
                                COVERAGE OPTION A
                      USING CURRENT COST OF INSURANCE RATES
      Male, Standard Nonsmoker, Age 35; Female, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- ----------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
--------------------------------------------------------------------------------------------------------------------------
   1              6,867            2,429       2,429   1,000,000   2,590    2,590  1,000,000   2,750     2,750   1,000,000
   2             14,077            7,066       7,066   1,000,000   7,676    7,676  1,000,000   8,305     8,305   1,000,000
   3             21,648           11,624      11,624   1,000,000  12,978   12,978  1,000,000  14,427    14,427   1,000,000
   4             29,598           16,102      16,102   1,000,000  18,505   18,505  1,000,000  21,174    21,174   1,000,000
   5             37,945           20,500      20,500   1,000,000  24,265   24,265  1,000,000  28,611    28,611   1,000,000
   6             46,709           25,547      25,547   1,000,000  31,035   31,035  1,000,000  37,613    37,613   1,000,000
   7             55,911           30,501      30,501   1,000,000  38,089   38,089  1,000,000  47,534    47,534   1,000,000
   8             65,574           35,362      35,362   1,000,000  45,436   45,436  1,000,000  58,466    58,466   1,000,000
   9             75,719           40,128      40,128   1,000,000  53,088   53,088  1,000,000  70,511    70,511   1,000,000
  10             86,372           44,797      44,797   1,000,000  61,054   61,054  1,000,000  83,782    83,782   1,000,000
  15            148,180           67,864      67,864   1,000,000 107,459  107,459  1,000,000 175,101   175,101   1,000,000
  20            227,064           88,061      88,061   1,000,000 163,814  163,814  1,000,000 323,447   323,447   1,000,000
  25            327,742          105,746     105,746   1,000,000 232,883  232,883  1,000,000 565,231   565,231   1,380,920
  30            456,236          120,064     120,064   1,000,000 316,900  316,900  1,000,000 956,849   956,849   1,958,775
--------------------------------------------------------------------------------------------------------------------------

You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averages 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years.
Neither we nor any Fund can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                              $6540 ANNUAL PREMIUM
            $1,000,000 TOTAL SUM INSURED: $1,000,000 SPECIFIED AMOUNT
                                COVERAGE OPTION A
                    USING GUARANTEED COST OF INSURANCE RATES
      Male, Standard Nonsmoker, Age 35; Female, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- -------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------

   1              6,867            2,421       2,421   1,000,000   2,582    2,582  1,000,000   2,742     2,742   1,000,000
   2             14,077            7,039       7,039   1,000,000   7,645    7,645  1,000,000   8,272     8,272   1,000,000
   3             21,648           11,563      11,563   1,000,000  12,909   12,909  1,000,000  14,349    14,349   1,000,000
   4             29,598           15,997      15,997   1,000,000  18,381   18,381  1,000,000  21,029    21,029   1,000,000
   5             37,945           20,338      20,338   1,000,000  24,067   24,067  1,000,000  28,370    28,370   1,000,000
   6             46,709           25,314      25,314   1,000,000  30,740   30,740  1,000,000  37,241    37,241   1,000,000
   7             55,911           30,184      30,184   1,000,000  37,672   37,672  1,000,000  46,989    46,989   1,000,000
   8             65,574           34,947      34,947   1,000,000  44,871   44,871  1,000,000  57,699    57,699   1,000,000
   9             75,719           39,603      39,603   1,000,000  52,346   52,346  1,000,000  69,466    69,466   1,000,000
  10             86,372           44,151      44,151   1,000,000  60,106   60,106  1,000,000  82,393    82,393   1,000,000
  15            148,180           66,417      66,417   1,000,000 104,911  104,911  1,000,000 170,561   170,561   1,000,000
  20            227,064           85,201      85,201   1,000,000 158,117  158,117  1,000,000 311,385   311,385   1,000,000
  25            327,742           99,528      99,528   1,000,000 220,569  220,569  1,000,000 536,027   536,027   1,309,573
  30            456,236          104,882     104,882   1,000,000 290,116  290,116  1,000,000 887,103   887,103   1,815,996
------------------------------------------------------------------------------------------------------------------------


You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averages 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we nor any Fund can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                              $6540 ANNUAL PREMIUM
            $1,000,000 TOTAL SUM INSURED: $1,000,000 SPECIFIED AMOUNT
                                COVERAGE OPTION B
                      USING CURRENT COST OF INSURANCE RATES
      Male, Standard Nonsmoker, Age 35; Female, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- --------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
   1              6,867            2,429       2,429   1,002,429   2,590    2,590  1,002,590   2,750     2,750   1,002,750
   2             14,077            7,066       7,066   1,007,066   7,676    7,676  1,007,676   8,305     8,305   1,008,305
   3             21,648           11,624      11,624   1,011,624  12,978   12,978  1,012,978  14,426    14,426   1,014,426
   4             29,598           16,101      16,101   1,016,101  18,504   18,504  1,018,504  21,173    21,173   1,021,173
   5             37,945           20,499      20,499   1,020,499  24,264   24,264  1,024,264  28,609    28,609   1,028,609
   6             46,709           25,545      25,545   1,025,545  31,032   31,032  1,031,032  37,610    37,610   1,037,610
   7             55,911           30,497      30,497   1,030,497  38,084   38,084  1,038,084  47,528    47,528   1,047,528
   8             65,574           35,355      35,355   1,035,355  45,427   45,427  1,045,427  58,454    58,454   1,058,454
   9             75,719           40,117      40,117   1,040,117  53,074   53,074  1,053,074  70,492    70,492   1,070,492
  10             86,372           44,782      44,782   1,044,782  61,032   61,032  1,061,032  83,751    83,751   1,083,751
  15            148,180           67,786      67,786   1,067,786 107,326  107,326  1,107,326 174,873   174,873   1,174,873
  20            227,064           87,802      87,802   1,087,802 163,286  163,286  1,163,286 322,336   322,336   1,322,336
  25            327,742          105,091     105,091   1,105,091 231,278  231,278  1,231,278 562,062   562,062   1,562,062
  30            456,236          118,702     118,702   1,118,702 312,844  312,844  1,312,844 951,159   951,159   1,951,159
--------------------------------------------------------------------------------------------------------------------------


You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averages 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we nor any Fund can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.




                              $6540 ANNUAL PREMIUM
            $1,000,000 TOTAL SUM INSURED: $1,000,000 SPECIFIED AMOUNT
                                COVERAGE OPTION B
                      USING GUARANTEED COST OF INSURANCE RATES
      Male, Standard Nonsmoker, Age 35; Female, Standard Nonsmoker, Age 35

---------- --------------------- ----------------------------------------------- -------------------------------------
                                         0% Hypothetical Gross  6% Hypothetical Gross    12% Hypothetical Gross
                                           Investment Return      Investment Return       Investment Return
---------- --------------------- ------------------------------ ------------------------ --------------------- --------
  End of         Premiums          Contract   Cash       Death   Contract  Cash     Death   Contract  Cash      Death
Contract Year  Accumulated at 5%    Value     Surrender  Benefit  Value   Surrender Benefit  Value    Surrender Benefit
             Interest per Year                Value                       Value                       Value
------------ ------------------- --------- ---------  ---------- -------- --------- -------- ------- --------- --------
   1              6,867            2,421       2,421   1,002,421   2,582    2,582  1,002,582   2,742     2,742   1,002,742
   2             14,077            7,038       7,038   1,007,038   7,645    7,645  1,007,645   8,272     8,272   1,008,272
   3             21,648           11,563      11,563   1,011,563  12,909   12,909  1,012,909  14,349    14,349   1,014,349
   4             29,598           15,996      15,996   1,015,996  18,380   18,380  1,018,380  21,028    21,028   1,021,028
   5             37,945           20,337      20,337   1,020,337  24,065   24,065  1,024,065  28,368    28,368   1,028,368
   6             46,709           25,312      25,312   1,025,312  30,737   30,737  1,030,737  37,237    37,237   1,037,237
   7             55,911           30,179      30,179   1,030,179  37,666   37,666  1,037,666  46,982    46,982   1,046,982
   8             65,574           34,940      34,940   1,034,940  44,862   44,862  1,044,862  57,687    57,687   1,057,687
   9             75,719           39,592      39,592   1,039,592  52,331   52,331  1,052,331  69,446    69,446   1,069,446
  10             86,372           44,135      44,135   1,044,135  60,083   60,083  1,060,083  82,361    82,361   1,082,361
  15            148,180           66,335      66,335   1,066,335 104,773  104,773  1,104,773 170,322   170,322   1,170,322
  20            227,064           84,902      84,902   1,084,902 157,516  157,516  1,157,516 310,129   310,129   1,310,129
  25            327,742           98,614      98,614   1,098,614 218,367  218,367  1,218,367 531,654   531,654   1,531,654
  30            456,236          102,415     102,415   1,102,415 282,864  282,864  1,282,864 877,908   877,908   1,877,908
--------------------------------------------------------------------------------------------------------------------------


You should not assume that the hypothetical investment rates of return shown above and elsewhere in this prospectus are representative of past or future investment rates of return. These rates are hypothetical. Actual rates of return may be more or less than those shown. The actual rates will depend on a number of factors including the investment allocations you make, prevailing rates and rates of inflation. The values for a Contract will be different from those shown if the actual rates of return averages 0%, 6% or 12% over a period of years but also fluctuated above or below those averages for individual Contract Years. Neither we nor any Fund can make the statement that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.


OTHER CONTRACT BENEFITS AND PROVISIONS

Limits on Rights to Contest the Contract

     Incontestability. After the Contract has been in force during the Insureds' lifetime for two years from the Contract Date (or less if required by state law), we may not contest the Contract, except if the Contract lapses after the end of a Grace Period.

We will not contest any increase in the Additional Insurance Amount after the increase has been in force during the Insureds' lifetimes for two years following the effective date of the increase (or less if required by state law).

If a Contract lapses and it is reinstated, we cannot contest the reinstated Contract after the Contract has been in force during the Insureds' lifetimes for two years from the date of the reinstatement application (or less if required by state law).

     Suicide Exclusion. If either Insured dies by suicide, while sane or insane, within two years of the Contract Date (or less if required by state law), the Contract will terminate on the date of such suicide and the amount payable by us (in place of any other benefits) will be equal to the Contract Value less any Indebtedness. If either Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Additional Insurance Amount (or less if required by state law), the amount of the Additional Insurance Amount associated with the increase will terminate and the amount payable by us associated with such increase will be limited to the cost of insurance charges associated with the increase.

Changes in the Contract or Benefits

     Misstatement of Age or Sex. If, while the Contract is in force and either or both the Insureds are alive, it is determined that the Age or sex of either Insured as stated in the Contract is not correct, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 4% interest annually. The two amounts are:
o    the cost of insurance deductions that have been made; and
o    the cost of insurance deductions that should have been made.

If, after the death of the last surviving Insured while this Contract is in force, it is determined the Age or sex of either Insured as stated in the Contract is not correct, the Death Benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (unless otherwise required by state law).

     Other Changes. Upon notice to you, we may modify the Contract. We can only do so if such modification is necessary to:
(1) make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject;
(2) assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts;
(3)  reflect a change in the operation of the Variable Account; or
(4)  provide additional Variable Account and/or fixed accumulation options.

We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account. In the event of any such modification, we will issue an appropriate amendment to the Contract, if required. We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.


Payment of Proceeds

We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.

We determine the amount of the Death Benefit Proceeds as of the date of the Insured's death. But, we determine the amount of all other Proceeds as of the date we receive the required documents. We may delay a payment or a transfer request if:
(1) the New York Stock Exchange is closed for other than a regular holiday or weekend;
(2) trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or
(3) the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

     Generations Legacy Account. We will pay Death Benefit Proceeds through Kansas City Life's Generations Legacy Account. The Generations Legacy Account is an interest-bearing checking account at Generations Bank, an affiliate of Kansas City Life. Interest accrues daily and is paid monthly in the Generations Legacy Account. A Contract Owner or beneficiary ( whichever applicable) has immediate and full access to Proceeds by writing a check on the account. We pay interest on Death Benefit Proceeds from the date of death to the date the Generations Legacy Account is opened.

We will pay Death Benefit Proceeds through the Generations Legacy Account when the Proceeds are paid to an individual.


Reports to Contract Owners

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

Selecting and Changing the Beneficiary

You select the Beneficiary in your application. You may change the Beneficiary in accordance with the terms of the Contract. If you designate a Beneficiary as irrevocable, then you must obtain the Beneficiary's consent to change the Beneficiary. The Primary Beneficiary is the person entitled to receive the Death Benefit Proceeds under the Contract. If the Primary Beneficiary is not living, the Contingent Beneficiary is entitled to receive the Death Benefit Proceeds. If both Insureds die and there is no surviving Beneficiary, the Owner will be the Beneficiary.

Assignment

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness. We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you.


Reinstatement of Contract

If your Contract lapses, you may reinstate it within two years (or such longer period if required by state law) after lapse. This reinstatement must meet certain conditions, including the payment of the required premium and proof of insurability. See your Contract for further information.

Optional Riders

The following optional riders are available and may be added to your Contract. We will deduct monthly charges for these optional riders from your Contract Value as part of the Monthly Deduction. All of these riders may not be available in all states.

     Contract Split Option Rider
     Issue Ages: 20-75
     This rider allows you to split the Contract equally into two individual policies, one on the life of each Insured. This split option will be offered without evidence of insurability under the condition that you make the request as the result of either:
     1)   the divorce of the two Insureds; or
     2) as a result of a change in the Unlimited Federal Estate Tax marital deduction or a reduction in the maximum Federal Estate Tax bracket rate to a rate below 25%.

     You must also meet specific other conditions in order to qualify. When you exercise this option, we will terminate the existing Contract. (In Pennsylvania this option may not be exercised in the event of divorce.)

     The new contracts will be based on the Insureds' Age, sex, and based on the risk class at the time of issue of the original Contract.

     This rider will terminate at the older Insured's age 80. The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges. (See "Guaranteed Minimum Death Benefit Option," page 33.)

     The tax consequences of a contract split are uncertain. (See "Tax Treatment of Contract Benefits," page 48). A significant unresolved federal tax issue affecting a Contract is whether the issuance of two individual life insurance contracts in exchange for a survivorship life insurance contract will be treated as a nontaxable exchange. If you are considering a contract split, you should be aware that it is possible that such a contract split may not be treated as a nontaxable exchange, in which case the tax treatment of the Contract could be significantly less favorable than that described in this discussion. In addition, it is not clear whether two individual contracts received in exchange for a survivorship contract in a Contract split transaction will be classified as Modified Endowment Contracts. Before proceeding with a contract split, you should consult a competent tax adviser as to the possible tax consequences of such a split.

     Joint First to Die Term Life Insurance Rider
     Issue Ages: 20-85
     This rider covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the older Insured's age 100 and while this rider is in force. You may increase (subject to insurability) or decrease the coverage under this rider. You may also choose at issue a schedule for the coverage to decrease annually. The scheduled decreases may be based on the percentage of the coverage amount or may be a flat dollar amount. If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract.

     Joint Survivorship Four- Year Term Life Insurance Rider
     Issue Ages: 20-85
     This rider provides four-year level term insurance and expires four years after the effective date of the rider. The term insurance provides a death benefit payable at the death of the last surviving Insured. The minimum coverage is $100,000 and the maximum coverage is equal to the Total Sum Insured. This rider is available at issue only.

     The rider will also terminate if you elect to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges. (See "Guaranteed Minimum Death Benefit Option," page 33.)

Additional rules and limits apply to these optional riders. Not all such benefits may be available at any time, and optional benefits or riders in addition to those listed above may be made available. Please ask your Kansas City Life agent for further information, or contact the Home Office.

TAX CONSIDERATIONS

Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. You should consult counsel or other competent tax advisers for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Contract

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to certain features of the Contract is limited. Nevertheless, we believe it is reasonable to conclude that the Contracts should satisfy the applicable requirements. There is necessarily some uncertainty, however, particularly if you pay the full amount of premiums permitted under the Contract. If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the Owners have been currently taxed on income and gains attributable to variable account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of an Owner to allocate Premium Payments and Contract Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Variable Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of a pro rata share of the assets of the Subaccounts.

In addition, the Code requires that the investments of each of the Subaccounts must be "adequately diversified" in order for the Contract to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Contract Benefits

     In General. We believe that the Death Benefit under a Contract should be excludable from the gross income of the beneficiary.


Generally, the Owner will not be deemed to be in constructive receipt of the Contract Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."


     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Contracts as to premiums and benefits, the individual circumstances of each Contract will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Contract years. Certain changes in a Contract after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent adviser to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.


     Distributions   (Other  Than  Death   Benefits)  from  Modified   Endowment
Contracts. Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

1) All distributions other than Death Benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.

2) Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If the Contract becomes a Modified Endowment Contract, distributions that occur during the Contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Distributions (Other Than Death Benefits) From Contracts That Are Not Modified Endowment Contracts. Distributions (other than Death Benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with Contract loans that are outstanding after the first 10 Contract years is less clear and you should consult a tax adviser about such loans.

Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     Investment in the Contract. Your investment in the Contract is generally your aggregate Premiums. When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

     Contract Loans. In general, interest on a Contract loan will not be deductible. If a Contract is surrendered or lapses with a Contract loan outstanding, the outstanding Indebtedness will be treated as distributed to the Owner and taxed accordingly. Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

     Multiple Contracts. All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

     Continuation of the Contract Beyond Age 100. The tax consequences of continuing the Contract beyond the younger Insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the Contract in force beyond the younger Insured's 100th year.

     Business Uses of the Contracts. The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

     Other Tax Considerations. The transfer of the Contract or designation of a Beneficiary may have federal state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Contract to or the designation as a Beneficiary of, or the payment of Proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

     New Guidance on Split Dollar Plans. The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Contract for a split dollar insurance plan.

     Alternative Minimum Tax. There may also be an indirect tax upon the income in the Contract or the proceeds of a Contract under the Federal corporate alternative minimum tax, if the owner is subject to that tax.

The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Our Income Taxes

At the present time, we make no charge for any Federal, state or local taxes (other than the premium expense charge ) that we incur that may be attributable to the Subaccounts or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Subaccounts or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

Sale of the Contracts

The Contracts will be offered to the public on a continuous basis, and we don't plan to discontinue the offering of the Contracts. However, we have the right to do so. Applications for Contracts are solicited by agents appointed by us who are licensed by applicable state insurance authorities to sell our variable life contracts. They are generally registered representatives of Sunset Financial Services, Inc. ("Sunset Financial"), one of our wholly-owned subsidiaries. They are registered with the National Association of Securities Dealers, Inc. ("NASD") and with the states in which they do business. It is also possible that these agents are instead registered representatives of broker-dealers who have entered into written sales agreements with Sunset Financial. Sunset Financial is registered with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD.

Sunset Financial acts as the Principal Under-writer, as defined in the 1940 Act, of the Contracts for the Variable Account as described in an Underwriting Agreement between Kansas City Life and Sunset Financial. Sunset Financial is not obligated to sell any specific number of Contracts. Sunset Financial's principal business address is P.O. Box 219365, Kansas City, Missouri 64121-9365.

Sunset Financial may pay registered representatives commissions on a Contract they sell based on premiums paid in amounts up to 50% of premiums paid during the first Contract Year and up to 3% of premiums paid after the first Contract Year. In certain circumstances Sunset Financial may pay additional commissions, other allowances and overrides.

Sunset Financial does not retain any override as distributor for the Contracts. However, Sunset Financial's operating and other expenses are paid for by Kansas City Life. Also, Sunset Financial receives 12b-1 fees from Franklin Templeton.

Because registered representatives of Sunset Financial are also agents of Kansas City Life, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers, such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

When Contracts are sold through other broker-dealers that have entered into selling agreements with us, the commission which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Kansas City Life's representatives. Selling firms may retain a portion of commissions. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved expenses. We will compensate the broker-dealers as provided in the selling agreements, and Sunset Financial Services, Inc. will reimburse Kansas City Life for such amounts and for certain other direct expenses in connection with marketing the Contracts through other broker-dealers.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the policy owners or the Variable Account.

Telephone Authorizations

You may request the following transactions by telephone if you made the election at the time of application or provided proper authorization to us:
o    transfer of Contract Value;
o    change in premium allocation;
o    change in dollar cost averaging;
o    change in portfolio rebalancing; or
o    Contract loan

We may suspend these telephone privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

We accept written requests transmitted by facsimile, but reserve the right to require you to send us the original written request.

Telephone and facsimile systems may not always be available. Any telephone or facsimile system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.

Kansas City Life Directors and Executive Officers

The following table sets forth the name, address and principal occupations during the past five years of each of Kansas City Life's directors and executive officers.

Name and Principal
Business Address *                 Principal Occupation During Past Five Years
Joseph R. Bixby                    Director, Kansas City Life; Chairman of the Board since 1972.   Director of Sunset Life
                                   and Old American Insurance Company, subsidiaries of Kansas City Life.

R. Philip Bixby                    Director, Kansas City Life; Elected Senior Vice President, Operations in 1990; Executive
                                   Vice President in 1996 and President and CEO in April, 1998.   Primarily responsible for
                                   the operation of the Company.

W. E. Bixby                        Director, Kansas City Life; Director and President of Old American Insurance Company, a
                                   subsidiary of Kansas City Life. Director of Sunset Life, a subsidiary of Kansas City Life.

Charles R. Duffy Jr.               Elected Vice President, Insurance Administration in November, 1989; Senior Vice
                                   President, Operations since 1996; responsible for Computer Information Systems, Customer
                                   Services, Claims and Agency Administration.  Director of Sunset Life and Old American,
                                   subsidiaries of Kansas City Life.

Richard L. Finn                    Director, Kansas City Life; Senior Vice President, Finance, since 1984; Chief Financial
                                   Officer and responsible for investment of Kansas City Life's funds, accounting and taxes.  Director, Vice President and Chief Financial Officer of Old American and Director
                                   and Treasurer of Sunset Life, subsidiaries of Kansas City Life.

Jack D. Hayes                      Director, Kansas City Life; Elected Senior Vice President, Marketing since February,
                                   1994; responsible for Marketing, Marketing Administration, Communications and Public
                                   Relations.  Served as Executive Vice President and Chief Marketing Officer of Fidelity
                                   Union Life, Dallas, Texas, from June, 1981 to January, 1994.

C. John Malacarne                  Director, Kansas City Life; Senior Vice President, General Counsel and Secretary since 1991.
                                   Responsible for Legal Department, Office of the Secretary, Stock Transfer Department and
                                   Market Compliance.  Director and Secretary of Sunset Life and Old American, subsidiaries of Kansas City Life.

Robert C. Miller                   Senior Vice President, Administrative Services, since 1991.  Responsible for Human
                                   Resources and Home Office building and maintenance.

Mark A. Milton                     Senior Vice President and Actuary since January, 2001; Elected Vice
                                   President and Associate Actuary in 1989.  Responsible for Actuarial
                                   State Compliance and Group.  Director of Sunset Life, a subsidiary of Kansas City Life.

Webb R. Gilmore                    Director, Kansas City Life since 1990; Partner - Gilmore and Bell.

Nancy Bixby Hudson                 Director, Kansas City Life since 1996; Investor.

Warren J. Hunzicker, M.D.          Director, Kansas City Life since 1989.

Daryl D. Jensen                    Director, Kansas City Life; Vice Chairman of the Board and President, Sunset Life
                                   Insurance Company of America, a subsidiary of Kansas City Life, since 1975.

Michael J. Ross                    Director, Kansas City Life since 1972; President and Chairman of the Board, Jefferson
                                   Bank and Trust Company, St. Louis, Missouri, since 1971.

Elizabeth T. Solberg               Director, Kansas City Life since 1997; Executive Vice President and Senior Partner,
                                   Fleishman-Hilliard, Inc. since 1984.

Larry Winn Jr.                     Director, Kansas City Life since 1985; Retired as the Kansas Third District
                                   Representative to the U.S. Congress.

John K. Koetting                   Vice President and Controller since 1980; chief accounting officer; responsible for all corporate accounting reports.  Director of Old American, a subsidiary of Kansas City Life.

       * The principal business address of all the persons listed above is 3520 Broadway, Kansas City, Missouri 64111-2565.


State Regulation

We are regulated by the Department of Insurance of the State of Missouri, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business.

Additional Information

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

Experts

The consolidated financial statements and schedules of Kansas City Life Insurance Company as of December 31, 2000 and for the year then ended, and the statement of net assets of the Variable Account at December 31, 2000 and the related statements of operations and changes in net assets for the year then ended, have been included herein in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Ernst & Young LLP, independent auditors has audited the following reports included in this prospectus:
o    consolidated balance sheet for Kansas City Life at December 31, 1999;
o related consolidated statements of income, stockholders' equity and cash flows for the years ended December 31, 1999 and 1998;
o statements of operations and changes in net assets of the Variable Account for the year ended December 31, 1999.

The Independent Auditor's reports is also included in this Prospectus and is provided in reliance upon these reports.

Mark A. Milton, Senior Vice President and Associate Actuary of Kansas City Life has examined actuarial matters in this Prospectus.

Litigation

We and our affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or Kansas City Life.


Company Holidays

We are closed on the following holidays: New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. We will recognize holidays that fall on a Saturday on the previous Friday. We will recognize holidays that fall on a Sunday on the following Monday. On these holidays, there will be no valuation. Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. C. John Malacarne, General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

Financial Statements

Kansas City Life's financial statements included in this Prospectus should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts. You should not consider them as having an effect on the investment performance of the assets held in the Variable Account. The following reports for the Variable Account are also included in the Prospectus:
o    statement of net assets of the Variable Account at December 31, 2000, and
o related statement of operations and changes in net assets for the periods ended December 31, 2000 and 1999.



                          CONSOLIDATED INCOME STATEMENT
          (Thousands, except per share data and parenthetical comments)

                                             2000         1999          1998
REVENUES
Insurance revenues:
  Premiums:
    Life insurance                      $    99,195      104,086       108,510
    Accident and health                      44,641       42,636        42,441
  Contract charges                          109,783      108,873       108,608
Investment revenues:
  Investment income, net                    207,135      207,682       202,402
  Realized investment gains (losses), net    (3,871)       2,860        11,426
Other                                        16,024       13,956        14,671

      TOTAL REVENUES                        472,907      480,093       488,058

BENEFITS AND EXPENSES
Policy benefits:
  Death benefits                            113,403      110,672       107,355
  Surrenders of life insurance               15,767       14,592        19,368
  Other benefits                             73,854       70,702        72,190
  Increase in benefit and contract reserves  73,816       85,206        84,427
Amortization of deferred acquisition costs   26,828       31,261        36,201
Insurance operating expenses                100,735      103,597       100,568

         TOTAL BENEFITS AND EXPENSES        404,403      416,030       420,109

Income before Federal income taxes           68,504       64,063        67,949

Federal income taxes:
  Current                                    15,633       21,172        20,471
  Deferred                                    3,788       (2,154)       (1,034)
                                             19,421       19,018        19,437

NET INCOME                              $    49,083       45,045        48,512


Basic and diluted earnings per share:
  Operating Income                            $4.29         3.51          3.32
  Realized investment gains (losses), net      (.21)         .15           .60

  Net income                                  $4.08         3.66          3.92


See accompanying Notes to Consolidated Financial Statements.


                           CONSOLIDATED BALANCE SHEET

                                                                                   2000            1999
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at fair value (amortized cost $1,998,319,000;
     $2,079,458,000 - 1999)                                                  $   1,934,157       1,999,215
    Held to maturity, at amortized cost (fair value $80,463,000;
     $107,570,000 - 1999)                                                           80,572         107,606
  Equity securities available for sale, at fair value
    (cost $100,866,000; $122,371,000 - 1999)                                        94,269         115,968
  Mortgage loans on real estate, net                                               396,731         340,704
  Real estate, net                                                                  44,443          42,011
  Real estate joint ventures                                                        34,185          37,336
  Policy loans                                                                     116,024         118,521
  Short-term investments                                                            54,171          19,380
     TOTAL INVESTMENTS                                                           2,754,552       2,780,741
Cash                                                                                13,391          22,355
Accrued investment income                                                           41,028          43,907
Receivables, net                                                                     3,688           7,552
Property and equipment, net                                                         20,701          22,010
Deferred acquisition costs                                                         244,960         236,370
Value of purchased insurance in force                                               87,833          95,636
Reinsurance recoverables                                                           135,378         131,995
Deferred income taxes                                                                8,870          14,716
Other assets                                                                        10,712           6,103
Separate account assets                                                            325,148         259,899
                                                                             $   3,646,261       3,621,284
LIABILITIES AND STOCKHOLDERS' EQUITY
Future policy benefits:
  Life insurance                                                             $     775,381         782,341
  Accident and health                                                               45,905          47,215
Accumulated contract values                                                      1,619,887       1,688,706
Policy and contract claims                                                          34,083          34,721
Other policyholders' funds:
  Dividend and coupon accumulations                                                 61,354          61,740
  Other                                                                             88,195          90,885
Notes payable                                                                       41,520          69,500
Current income taxes payable                                                         6,383           7,870
Other liabilities                                                                  116,151          84,602
Separate account liabilities                                                       325,148         259,899
     TOTAL LIABILITIES                                                           3,114,007       3,127,479
Stockholders' equity:
  Common stock, par value $1.25 per share
    Authorized 36,000,000 shares, issued 18,496,680 shares                          23,121          23,121
  Paid in capital                                                                   20,109          18,498
  Retained earnings                                                                651,324         614,278
  Accumulated other comprehensive loss                                             (55,280)        (59,095)
  Less treasury stock, at cost (6,475,203 shares; 6,411,738 shares - 1999)        (107,020)       (102,997)
     TOTAL STOCKHOLDERS' EQUITY                                                    532,254         493,805
                                                                             $   3,646,261       3,621,284


See accompanying Notes to Consolidated Financial Statements.


                 CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

                                                                         2000             1999             1998


COMMON STOCK, beginning and end of year                           $      23,121          23,121            23,121

PAID IN CAPITAL:
  Beginning of year                                                      18,498          17,633            16,256
  Excess of proceeds over cost of treasury stock sold                     1,611             865             1,377

  End of year                                                            20,109          18,498            17,633

RETAINED EARNINGS:
  Beginning of year                                                     614,278         581,074           543,715
  Net income                                                             49,083          45,045            48,512
  Other comprehensive income (loss):
    Unrealized gains (losses) on securities                               9,581        (104,921)           15,094
    Decrease (increase) in unfunded pension liability                    (5,766)            360            (6,076)
  Comprehensive income (loss)                                            52,898         (59,516)           57,530
  Transfer other comprehensive (income) loss to
    accumulated other comprehensive income                               (3,815)        104,561            (9,018)
  Stockholder dividends of $1.00 per share
     ($.96 - 1999 and $.90 - 1998)                                      (12,037)        (11,841)          (11,153)

  End of year                                                           651,324         614,278           581,074


ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
  Beginning of year                                                      (59,095)        45,466            36,448
  Other comprehensive income (loss)                                        3,815       (104,561)            9,018

  End of year                                                            (55,280)       (59,095)           45,466


TREASURY STOCK, at cost:
  Beginning of year                                                     (102,997)       (89,361)          (88,946)
  Cost of 174,550 shares acquired
    (349,087 shares - 1999 and 24,640 shares - 1998)                      (5,600)       (14,094)           (1,063)
  Cost of 111,085 shares sold
    (32,243 shares - 1999 and 47,296 shares - 1998)                        1,577            458               648

  End of year                                                           (107,020)      (102,997)          (89,361)


TOTAL STOCKHOLDERS' EQUITY                                         $     532,254        493,805           577,933


See accompanying Notes to Consolidated Financial Statements.


                                                 CONSOLIDATED STATEMENT OF CASH FLOWS



                                                                         2000             1999             1998

OPERATING ACTIVITIES
Net income                                                        $      49,083          45,045            48,512
Adjustments to reconcile net income to
  net cash from operating activities:
    Amortization of investment premium, net                               4,867           2,061             2,398
    Depreciation                                                          6,093           5,265             5,153
    Policy acquisition costs capitalized                                (35,775)        (39,553)          (46,011)
    Amortization of deferred acquisition costs                           26,828          31,261            36,201
    Realized investment (gains) losses                                    3,871          (2,860)          (11,426)
    Changes in assets and liabilities:
     Future policy benefits                                              (8,270)         12,375            25,855
     Accumulated contract values                                         (8,246)        (10,182)          (12,264)
     Other policy liabilities                                            (3,076)         14,867             6,842
     Income taxes payable and deferred                                    8,147         (14,748)          (11,399)
    Other, net                                                           22,819          18,449              (718)

    NET CASH PROVIDED                                                    66,341          61,980            43,143

INVESTING ACTIVITIES
Purchases of investments:
  Fixed maturities available for sale                                  (415,189)       (654,943)         (644,087)
  Fixed maturities held to maturity                                      (3,304)         (3,354)                -
  Equity securities available for sale                                  (22,134)        (43,130)          (28,047)
Sales of fixed maturities available for sale                            369,027         406,785           372,930
Maturities and principal paydowns
  of security investments:
    Fixed maturities available for sale                                 115,557         173,990           216,247
    Fixed maturities held to maturity                                    24,539          10,913            30,453
    Equity securities available for sale                                 44,158          22,644            28,043
Purchases of other investments                                         (138,947)        (36,300)          (78,298)
Sales, maturities and principal
  paydowns of other investments                                          53,990          59,655            60,500
Dispositions of insurance blocks - net cash paid                              -          (5,162)          (13,250)

    NET CASH PROVIDED (USED)                                             27,697         (68,902)          (55,509)

FINANCING ACTIVITIES
Proceeds from borrowings                                                 58,445          95,850             1,100
Repayment of borrowings                                                 (86,425)        (26,350)           (1,100)
Policyowner contract deposits                                           137,901         148,993           175,421
Withdrawals of policyowner contract deposits                           (198,474)       (181,367)         (187,028)
Cash dividends to stockholders                                          (12,037)        (11,841)          (11,153)
Disposition (acquisition) of treasury stock, net                         (2,412)        (12,771)              962

    NET CASH PROVIDED (USED)                                           (103,002)         12,514           (21,798)

Increase (decrease) in cash                                              (8,964)          5,592           (34,164)
Cash at beginning of year                                                22,355          16,763            50,927

    CASH AT END OF YEAR                                           $      13,391          22,355            16,763



See accompanying Notes to Consolidated Financial Statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
  (Amounts in tables are generally stated in thousands, except per share data)


SIGNIFICANT ACCOUNTING POLICIES

Organization
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its affiliates, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity and group products distributed primarily through numerous general agencies. In recent years, the Company's new business activities have been concentrated in interest sensitive and variable products.

Basis of Presentation
The accompanying consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States (GAAP) and include the accounts of Kansas City Life Insurance Company and its subsidiaries, principally Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American). Significant intercompany transactions have been eliminated in consolidation. Certain reclassifications have been made to prior year results to conform with the current year's presentation. GAAP requires management to make certain estimates and assumptions which affect amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Recognition of Revenues
Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these products are recognized as revenues when due. Accident and health insurance premiums are recognized as revenues over the terms of the policies. Revenues for universal life and flexible annuity products are amounts assessed against contract values for cost of insurance, policy administration and surrenders, as well as amortization of deferred front-end contract charges.

Future Policy Benefits
For traditional life insurance products, reserves have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality and withdrawals. These estimates include provisions for experience less favorable than actually expected. Investment yield assumptions for new issues are graded down and range from 7.25 percent to5.25 percent. Mortality assumptions are based on standard mortality tables. The 1975-1980 Select and Ultimate Basic Table is used for business issued since 1977.

Reserves and claim liabilities for accident and health insurance include estimated unpaid claims and claims incurred but not reported. For traditional life and accident and health insurance, benefits and claims are charged to expense in the period incurred.

Liabilities for universal life and flexible annuity products represent accumulated contract values, without reduction for potential surrender charges, and deferred front-end contract charges which are amortized over the term of the policies. Benefits and claims are charged to expense in the period incurred net of related accumulated contract values. Interest on accumulated contract values is credited to contracts as earned. Crediting rates for universal life insurance and flexible annuity products ranged from 4.00 percent to 6.75 percent (3.85 percent to 6.50 percent - 1999 and 3.85 percent to 7.25 percent - 1998).

Withdrawal assumptions for all products are based on corporate experience.

Policy Acquisition Costs
The costs of acquiring new business, principally commissions, certain policy issue and underwriting expenses and certain variable agency expenses, are deferred. For traditional life products, deferred acquisition costs are amortized in proportion to premium revenues over the premium-paying period of related policies, using assumptions consistent with those used in computing benefit reserves. Acquisition costs for interest sensitive and variable products are amortized over a period not exceeding 30 years in proportion to estimated gross profits arising from interest spreads and charges for mortality, expenses and surrenders that are expected to be realized over the term of the contracts. The amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a block of business are revised. This asset is also adjusted for the impact on estimated gross profits of net unrealized gains and losses on securities.

Value of Purchased Insurance in Force
The value of purchased insurance in force arising from the acquisition of a life insurance subsidiary and a block of life insurance business is being amortized in proportion to projected future premium revenues or gross profits. Such amortization is included in insurance operating expenses. If these projections should change, the amortization is adjusted prospectively. This asset was increased $8,523,000 ($9,313,000 - 1999 and $9,609,000 - 1998) for accrual of interest and reduced $16,326,000 ($18,008,000 - 1999 and $17,194,000 - 1998) for
amortization. The increase for accrual of interest for the life insurance subsidiary was calculated using a 13.0 percent interest rate for the life block and a 7.0 percent rate for the accident and health block and, on the acquired block, a 7.0 percent interest rate on the traditional life portion and a 5.4 percent rate on the interest sensitive portion. Total accumulated accrual of interest and amortization equal $62,942,000 and $97,941,000, respectively. The value of purchased insurance inforce is adjusted for the impact on estimated gross profits of net unrealized gains and losses on securities. Based upon current conditions and assumptions as to future events, the Company expects that the amortization will be between 6 and 8 percent of the asset's current carrying amount in each of the next five years.

Separate Accounts
These accounts arise from the sale of variable life insurance and annuity products. Their assets are legally segregated and are not subject to the claims which may arise from any other business of the Company. These assets are reported at fair value since the underlying investment risks are assumed by the policyholders. Therefore the related liabilities are recorded at amounts equal to the underlying assets. Investment income and gains or losses arising from separate accounts accrue directly to the policyholders and are, therefore, not included in investment earnings in the accompanying consolidated income statement. Revenues to the Company from separate accounts consist principally of contract maintenance charges, administrative fees and mortality and risk charges.

Participating Policies
Participating business at year end approximates 11 percent of the consolidated life insurance in force. The amount of dividends to be paid is determined annually by the Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Additional provisions have been made for policyholder dividends in excess of the original scale which have been declared by the Board of Directors.

Investments
Securities held to maturity and short-term investments are stated at cost adjusted for amortization of premium and accrual of discount. Securities available for sale are stated at fair value. Unrealized gains and losses on securities available for sale are reduced by deferred income taxes and related adjustments to deferred acquisition costs and the value of purchased insurance in force, and are included in accumulated other comprehensive income.

Mortgage loans are stated at cost adjusted for amortization of premium and accrual of discount less an allowance for possible losses. A loan is considered impaired if it is probable that contractual amounts due will not be collected. An allowance for possible impairment losses is based upon the loan's market price, or the fair value of the underlying collateral on a net realizable basis. Loans in foreclosure and loans considered to be impaired are placed on a non-accrual status. Other real estate investments are carried at depreciated cost. Real estate joint ventures are valued at cost adjusted for the Company's equity in earnings since acquisition. Policy loans are carried at cost less payments received. Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method. Realized gains and losses on disposals of investments, determined by the specific identification method, are included in investment revenues.

Federal Income Taxes
Income taxes have been provided using the liability method. Under that method, deferred tax assets and liabilities are determined based on the differences between their financial reporting and their tax bases and are measured using the enacted tax rates.

Income Per Share
Due to the Company's capital structure and lack of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years or periods reported. The weighted average number of shares outstanding during the year was 12,033,725 shares (12,316,220 shares - 1999 and 12,394,104 shares - 1998). The actual number of shares outstanding at year end was 12,021,477 (12,084,942 - 1999).

Statutory Information and
  Stockholder Dividends Restriction
The Company's earnings, unassigned surplus (retained earnings) and stockholders' equity, on the statutory basis used to report to regulatory authorities, follow.

                                2000      1999     1998

Net gain from operations   $   45,730    41,902   35,185
Net income                     42,265    42,012   36,152
Unassigned surplus
    at December 31            311,804   281,254  257,853
Stockholders' equity
    at December 31            248,014   219,875  209,246

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay a dividend exceeding the greater of statutory net gain from operations for the preceding year or 10 percent of statutory stockholders' equity at the end of the preceding year. The maximum payable in 2001 without prior approval is $45,730,000. The Company believes these statutory limitations impose no practical restrictions on its dividend payment plans.

As of January 1, 2001, the Company will adopt new statutory codification guidelines as promulgated by the National Association of Insurance Commissioners
(NAIC). The net effect to both net income and surplus is expected to be immaterial.

The  Company  is  required  to  deposit a defined  amount of assets  with  state
regulatory  authorities.   Such  assets  had  an  aggregate  carrying  value  of
$18,000,000 ($21,000,000 - 1999 and $18,000,000 - 1998).

Comprehensive Income (Loss)
Comprehensive income is comprised of net income and other comprehensive income which includes unrealized gains or losses on securities available for sale and unfunded pension liabilities as shown below.

                             Unrealized    Unfunded
                             Gain (Loss)   Pension
                            on Securities  Liability   Total
2000:
Unrealized holding gains
  arising during the year    $    9,422                9,422
Less:  Realized losses included
            in net income        (6,467)              (6,467)
Net unrealized gains             15,889               15,889
Increase in unfunded
  pension liability                   -     (8,871)   (8,871)
Effect on deferred
  acquisition costs              (1,145)              (1,145)
Deferred income taxes            (5,163)     3,105    (2,058)
Other comprehensive
  income (loss)              $    9,581     (5,766)    3,815


1999:
Unrealized holding losses
  arising during the year    $ (172,801)           (172,801)
Less:  Realized losses included
            in net income        (2,527)             (2,527)
Net unrealized losses          (170,274)           (170,274)
Decrease in unfunded
  pension liability                   -       554       554
Effect on deferred
  acquisition costs               8,858               8,858
Deferred income taxes            56,495      (194)   56,301
Other comprehensive
  income (loss)              $ (104,921)      360  (104,561)


                             Unrealized    Unfunded
                             Gain (Loss)    Pension
                            on Securities  Liability   Total

1998:
Unrealized holding gains
  arising during the year   $    33,261               33,261
Less:  Realized gains included
            in net income         9,360                9,360
Net unrealized gains             23,901               23,901
Increase in unfunded
  pension liability                   -    (9,348)    (9,348)
Effect on deferred
  acquisition costs                (680)                (680)
Deferred income taxes            (8,127)    3,272     (4,855)
Other comprehensive
  income (loss)              $   15,094    (6,076)     9,018


The accumulated balances related to each component of accumulated other comprehensive income follow.

                                           Change in
                             Unrealized    Unfunded
                             Gain (Loss)    Pension
                            on Securities  Liability  Total

December 31, 1998           $   51,542     (6,076)    45,466
Other comprehensive
   income (loss) for 1999     (104,921)       360   (104,561)

December 31, 1999              (53,379)    (5,716)   (59,095)
Other comprehensive
   income (loss) for 2000        9,581     (5,766)     3,815

December 31, 2000           $  (43,798)   (11,482)   (55,280)


REINSURANCE

                                  2000      1999      1998
Life insurance in force (in millions):
    Direct                    $   24,120   23,616    23,261
    Ceded                         (6,514)  (5,483)   (4,488)
    Assumed                        2,818    3,131     3,380

        Net                   $   20,424   21,264    22,153

Premiums:
Life insurance:
    Direct                    $  120,908  127,805   128,584
    Ceded                        (27,818) (29,255)  (26,748)
    Assumed                        6,105    5,536     6,674

        Net                   $   99,195  104,086   108,510

 Accident and health:
    Direct                    $   54,769   56,723    54,022
    Ceded                        (10,128) (14,087)  (11,581)

        Net                   $   44,641   42,636    42,441


Contract charges arise generally from directly issued business. However contract charges also arise from a block of business assumed during 1997 as described below. Ceded benefit recoveries were $49,883,000 ($49,687,000 - 1999 and $57,048,000 - 1998).

Old American has two coinsurance agreements. One agreement reinsures certain whole life policies issued by Old American prior to December 1, 1986. These policies had a face value of $103,901,000 as of this year end. The reserve for future policy benefits ceded under this agreement was $44,331,000 ($46,741,000 -
1999). The second agreement ceded $10.4 million of home health care reserves in October 1998.

In 1997, Kansas City Life acquired a block of traditional life and universal life-type products. As of this year end, the block had $2.8 billion of life insurance in force ($3.1 billion - 1999). The block generated life insurance premiums of $5,544,000 ($5,788,000 - 1999). Additionally, in November 1999, the Company ceded its group long-term disability reserves, totaling $5.2 million.

The maximum retention on any one life is $350,000 for ordinary life plans and $100,000 for group coverage. A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts.

PROPERTY AND EQUIPMENT

                                           2000        1999

Land                                $       766         766
Home office complex                      21,444      21,404
Furniture and equipment                  34,741      32,258

                                         56,951      54,428
Less accumulated depreciation           (36,250)    (32,418)

                                    $    20,701      22,010

Property  and   equipment  are  stated  at  cost  and   depreciated   using  the
straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment over 3 to 10 years, their estimated useful lives.

NOTES PAYABLE

                                          2000      1999
Federal Home Loan Bank loan with
  various maturities and a weighted
  average variable interest rate,
  currently 6.63 percent, secured
  by specified securities              $  41,520    55,000

Commerce Bank unsecured revolving
  credit loan agreement providing a
  $20,000,000 line of credit with a
  variable interest rate, currently
  6.95 percent                                 -     2,500

UMB Bank unsecured revolving credit
  loan agreements providing a
  $40,000,000 line of credit with a
  variable interest rate, currently
  6.95 percent                                 -    12,000

                                       $  41,520    69,500

As a member of the Federal Home Loan Bank with a capital investment of $14,937,000, the Company has the ability to borrow up to twenty times its capital investment, or $298,734,000, when collateralized from the bank. The Company earned a 7.00 percent average rate on the capital investment in the bank for 2000. All borrowing is used to enhance investment strategies. Interest paid on all borrowings equaled $2,146,000 ($1,135,000 - 1999 and $717,000 - 1998).

FAIR VALUE OF
     FINANCIAL INSTRUMENTS


The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for securities are based on quoted market prices, where available. For those securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. Fair values for mortgage loans are based upon discounted cash flow analyses using an interest rate assumption 2 percent above the comparable U.S. Treasury rate.

Fair values for the Company's liabilities under investment-type insurance contracts, included with accumulated contract values for flexible annuities and with other policyholder funds for supplementary contracts without life contingencies, are estimated to be their cash surrender values.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the financial instruments follow.

                            2000                   1999
                     Carrying     Fair      Carrying    Fair
                     Amount       Value      Amount     Value
Investments:
  Securities available
    for sale       $2,028,426  2,028,426  2,115,183  2,115,183
  Securities held
    to maturity        80,572     80,463    107,606    107,570
  Mortgage loans      396,731    409,000    340,704    328,973
Liabilities:
  Individual and
    group annuities  $668,233    652,898    743,438    724,908
  Supplementary
    contracts without
    life contingencies 20,761     20,761     21,216     21,216

The  following   Investments  Note  provides   further  details   regarding  the
investments above.

INVESTMENTS

Investment Revenues
Major categories of investment revenues are summarized as follows.

                                2000       1999        1998
Investment income:
    Fixed maturities      $   156,117    157,766     154,213
    Equity securities           9,678      9,378       6,583
     Mortgage loans            29,478     27,608      26,024
    Real estate                10,563      9,907       9,587
    Policy loans                7,852      7,959       8,098
    Short-term                  3,025      3,639       4,832
    Other                       3,914      3,709       3,948
                              220,627    219,966     213,285
Less investment expenses      (13,492)   (12,284)    (10,883)

                          $   207,135    207,682     202,402

Realized gains (losses):
    Fixed maturities      $   (12,614)    (2,714)      8,052
    Equity securities             517        126       1,360
    Mortgage loans              2,970      1,500           -
    Real estate                 4,316      3,684       2,014
    Other                         940        264           -

                          $    (3,871)     2,860      11,426

Unrealized Gains and Losses
Unrealized gains (losses) on the Company's securities
follow.
                               2000        1999         1998

Available for sale:
  End of year             $   (70,758)   (86,647)     83,627
  Effect on deferred
    acquisition costs           3,381      4,526      (4,332)
  Deferred income taxes        23,579     28,742     (27,753)

                          $   (43,798)   (53,379)     51,542

  Increase (decrease) in
    net unrealized gains
    during the year:
      Fixed maturities    $     9,697    (99,595)     18,701
      Equity securities          (116)    (5,326)     (3,607)

                          $     9,581   (104,921)     15,094

Held to maturity:
  End of year             $      (109)       (36)      8,011

  Increase (decrease) in
    net unrealized gains
    during the year       $       (73)    (8,047)      2,177

Securities
The amortized cost and fair value of investments in securities at this year end follow.

                                      Gross
                       Amortized   Unrealized        Fair
                         Cost     Gains   Losses     Value
Available for sale:
Bonds:
  U.S. government  $    45,050    1,539      221     46,368
  Public utility       290,415    2,143   10,726    281,832
  Corporate          1,233,304   11,359   72,392  1,172,271
  Mortgage-backed      381,224    5,138    2,051    384,311
  Other                 47,581    1,109       60     48,630
Redeemable
   preferred stocks        745        8        8        745

Fixed maturities     1,998,319   21,296   85,458  1,934,157
Equity securities      100,866    2,141    8,738     94,269

                     2,099,185   23,437   94,196  2,028,426

Bonds held to maturity:
Public utility          12,474      817       18     13,273
Corporate               62,947    1,123    2,308     61,762
Other                    5,151      277        -      5,428

                        80,572    2,217    2,326     80,463

                   $ 2,179,757   25,654   96,522  2,108,889


The amortized cost and fair value of investments in securities at last year end follow.


                                      Gross
                      Amortized     Unrealized       Fair
                         Cost     Gains   Losses     Value
Available for sale:
Bonds:
  U.S. government  $    47,264      170      607     46,827
  Public utility       270,618    1,938   11,098    261,458
  Corporate          1,405,241    7,119   78,468  1,333,892
  Mortgage-backed      299,933    5,522    3,480    301,975
  Other                 55,537      217    1,556     54,198
Redeemable
   preferred stocks        865       12       12        865

Fixed maturities     2,079,458   14,978   95,221  1,999,215
Equity securities      122,371    1,916    8,319    115,968

                     2,201,829   16,894  103,540  2,115,183

Bonds held to maturity:
Public utility          18,101      743       45     18,799
Corporate               83,429    1,282    2,127     82,584
Other                    6,076      117        6      6,187

                       107,606    2,142    2,178    107,570

                   $ 2,309,435   19,036  105,718  2,222,753


The Company does not hold any non-income producing fixed maturity securities.

The distribution of the fixed maturity securities' contractual maturities at this year end follows. However, expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

                                      Amortized      Fair
                                        Cost         Value
Available for sale:
Due in one year or less            $     32,978      30,380
Due after one year through five years   479,318     472,312
Due after five years through ten years  349,413     335,202
Due after ten years                     755,386     711,952
Mortgage-backed bonds                   381,224     384,311

                                   $  1,998,319   1,934,157


Held to maturity:
Due in one year or less            $     20,809      20,877
Due after one year through five years    35,990      37,512
Due after five years through ten years   22,275      20,802
Due after ten years                       1,498       1,272

                                   $     80,572      80,463

Sales of investments in securities available for sale, excluding normal maturities and calls, follow.

                                 2000      1999       1998

Proceeds                      $ 392,548   428,425   422,241
Gross realized gains              7,292     9,455    12,512
Gross realized losses            13,541    10,371     5,234

The Company does not hold securities of any corporation and its affiliates which exceeded 10 percent of stockholders' equity.

No derivative financial instruments are employed.

Mortgage Loans
The Company holds no non-income producing mortgage loans ($1,528,000 - 1999). Mortgage loans are carried net of a valuation reserve of $4,030,000 ($7,000,000
- 1999).

The mortgage portfolio is diversified geographically and by property type as follows.

                               2000                       1999
                        Carrying     Fair        Carrying     Fair
                         Amount      Value        Amount      Value
Geographic region:
  East north central $   28,139      28,612       29,470      28,250
  Mountain               79,430      81,995       69,522      67,325
  Pacific               137,559     141,781      123,581     119,375
  West south central     58,847      61,521       30,708      30,071
  West north central     71,921      73,799       71,030      68,703
  Other                  24,865      25,322       23,393      22,249
  Valuation reserve      (4,030)     (4,030)      (7,000)     (7,000)
                     $  396,731     409,000      340,704     328,973


                                2000                      1999
                        Carrying     Fair        Carrying     Fair
                         Amount      Value        Amount      Value
Property type:
 Industrial          $  258,195     265,770      229,103     221,036
 Retail                  18,699      19,436       19,510      19,515
 Office                 107,534     111,024       81,540      78,310
 Other                   16,333      16,800       17,551      17,112
 Valuation reserve       (4,030)     (4,030)      (7,000)     (7,000)
                     $  396,731     409,000      340,704     328,973

The Company has commitments which expire in 2001 to originate mortgage loans of $15,122,000.

No  mortgage  loans  were   foreclosed  upon  and  transferred  to  real  estate
investments during the year (none - 1999 and $1,181,000 - 1998).

No mortgage loans were acquired in the sale of real estate assets during the year (none - 1999 and $2,025,000 - 1998).

Real Estate
Detail concerning the Company's real estate investments follows.

                                         2000         1999
Penntower office building, at cost:
    Land                              $    1,106      1,106
    Building                              18,649     18,582
    Less accumulated depreciation        (11,477)   (10,881)
Foreclosed real estate, at lower of
    cost or net realizable value           2,090      4,655
Other investment properties, at cost:
    Land                                  11,050      6,110
    Buildings                             37,958     36,710
    Less accumulated depreciation        (14,933)   (14,271)

                                      $   44,443     42,011

Investment real estate, other than foreclosed properties, is depreciated on a straight-line basis. Penntower office building is depreciated over 60 years and all other properties from 10 to 35 years. Foreclosed real estate is carried net of a valuation allowance of $625,000 ($1,519,000 - 1999) to reflect net realizable value.

The  Company  held  non-income   producing  real  estate   equaling   $5,236,000
($3,483,000 - 1999).


PENSIONS AND OTHER
POSTRETIREMENT BENEFITS

The Company has pension and other postretirement benefit plans covering substantially all its employees. The defined benefits pension plan covers employees who were age 55 or over with at least 15 years of vested service at December 31, 1997. This plan's benefits are based on years of service and the employee's compensation during the last five years of employment. Employees have a cash balance account consisting of credits to the account based upon an employee's years of service and compensation and interest credits. The closure of Sunset Life's office in 1999 and significant retirements at Kansas City Life resulted in the recognition of settlement and curtailment costs of $3,562,000 that year. The postretirement medical plans for the employees, full-time agents, and their dependents are contributory with contributions adjusted annually. The Company pays these medical costs as due and the plan incorporates cost-sharing features. The postretirement life insurance plan is noncontributory with level annual payments over the participants' expected service periods. The plan covers only those employees with at least one year of service as of December 31, 1997. The benefits in this plan are frozen using the employees' years of service and compensation as of December 31, 1997. The tables at the right outline the plans' funded status and their impact on the financial statements.

Noncontributory defined contribution retirement plans for general agents and eligible sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans were $143,000 ($143,000 - 1999 and $134,000 - 1998). A noncontributory deferred compensation plan for eligible agents based upon earned first year commissions is also offered. Contributions to this plan were $583,000 ($609,000 - 1999 and $724,000 - 1998).

Savings plans for eligible employees and agents match employee contributions up to 6 percent of salary and agent contributions up to 2.5 percent of prior year paid commissions. Contributions expensed to the plan were $1,425,000 ($1,468,000
- 1999 and $1,485,000 - 1998). Effective in 1998, the Company may contribute an additional profit sharing amount up to 4 percent of salary depending upon corporate profits. The Company made a profit sharing contribution of 4 percent for 2000 equaling $1,098,000 (none - 1999 and 1998).

A noncontributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

                                                     Pension Benefits                Other Benefits
                                                    2000           1999            2000          1999

Accumulated benefit obligation                  $   98,273         88,405             -            -

Change in plan assets:
Fair value of plan assets at beginning of year  $   85,240        102,869         1,403        1,614
Return on plan assets                                4,033            934            74           82
Company contributions                                4,000          2,400             -            -
Benefits paid                                       (5,832)       (20,963)          (41)        (293)

  Fair value of plan assets at end of year$         87,441         85,240         1,436        1,403

Change in projected benefit obligation:
Benefit obligation at beginning of year         $   98,351        110,547        16,942       18,808
Service cost                                         1,913          2,760           530          626
Interest cost                                        7,365          7,673         1,144        1,200
Curtailment                                              -            469             -       (1,043)
Settlement                                               -          5,375             -            -
Net (gain) loss from past experience                   395         (3,921)       (1,641)      (2,008)
Benefits paid                                       (5,935)       (24,552)         (649)        (641)

  Benefit obligation at end of year             $  102,089         98,351        16,326       16,942

Plan underfunding                               $  (14,648)       (13,111)      (14,890)     (15,539)
Unrecognized net (gain) loss                        28,291         26,404        (1,020)         557
Unrecognized prior service cost                     (6,500)        (7,147)            -            -
Unrecognized net transition asset                     (311)          (517)            -            -

  Prepaid (accrued) benefit cost                $    6,832          5,629       (15,910)     (14,982)

Amounts recognized in the
  consolidated balance sheet:
Accrued benefit liability                       $  (10,833)         (3,165)     (15,910)     (14,982)
Accumulated other comprehensive income              17,665           8,794            -            -

  Net amount recognized                         $    6,832           5,629      (15,910)     (14,982)

Weighted average assumptions:
Discount rate                                         7.50%           7.75         7.50         7.75
Expected return on plan assets                        8.75            8.75         5.50         5.50
Rate of compensation increase                         4.50            4.50            -            -

The assumed growth rate of health care costs has a significant effect on the amounts reported as the table below demonstrates.

                                               One Percentage Point
                                             Change in the Growth Rate
                                             Increase        Decrease

Service and interest cost components       $      318           (263)
Postretirement benefit obligation               2,972         (2,317)

The components of the net periodic benefits cost follow.

                                            Pension Benefits                   Other Benefits
                                        2000      1999       1998         2000      1999       1998

Service cost                         $  1,912     2,760      2,746           530       626       615
Interest cost                           7,365     7,673      7,650         1,144     1,200     1,194
Expected return on plan assets         (7,211)   (9,067)    (8,539)          (78)      (88)      (90)
Amortization of:
  Unrecognized net (gain) loss          1,687     1,014      1,152           (20)       52        76
  Unrecognized prior service cost        (647)     (647)      (769)            -         -         -
  Unrecognized net transition asset      (206)     (206)      (206)            -         -         -

Net periodic benefits cost           $  2,900     1,527      2,034         1,576     1,790     1,795


For measurement purposes, a 10 percent annual increase in the per capita cost of covered health care benefits was assumed todecrease gradually to 6 percent in 2004 and thereafter.


SEGMENT INFORMATION

                                               Kansas City Life          Sunset         Old
                                            Individual     Group           Life       American      Total
2000:
Revenues from external customers          $   110,339       56,267        28,272       74,765      269,643
Investment revenues                           155,420         ,767        34,456       16,492      207,135
Segment operating income                       32,601          831        10,438        7,729       51,599
Other significant noncash items:
  Increase (decrease) in policy reserves       49,560         (389)       17,721        6,924       73,816
  Amortization of deferred
    acquisition costs                          11,437            -         5,138       10,253       26,828
  Amortization of the value of
    purchased insurance in force                4,305            -             -        3,498        7,803
Interest expense                                2,177            -             1            5        2,183
Income tax expense                             12,172          356         3,751        3,142       19,421

Segment assets                              2,696,884       10,948       531,393      407,036    3,646,261
Expenditures for other long-lived assets        2,640           40             -           15        2,695


1999:
Revenues from external customers          $   113,399       53,311        26,750       76,091      269,551
Investment revenues                           158,017        1,083        33,617       14,965      207,682
Segment operating income (loss)                30,622         (898)        8,049        5,413       43,186
Other significant noncash items:
  Increase in policy reserves                  60,072          681        16,411        8,042       85,206
  Amortization of deferred
    acquisition costs                          12,443            -         7,765       11,053       31,261
  Amortization of the value of
    purchased insurance in force                5,128            -             -        3,567        8,695
Interest expense                                1,148            -             -            -        1,148
Income tax expense (benefit)                   12,931         (385)        3,898        2,574       19,018

Segment assets                              2,679,521       16,107       528,708      396,948    3,621,284
Expenditures for other long-lived assets        3,742          214             3          298        4,257


1998:
Revenues from external customers          $   112,898       52,537        28,794       80,001      274,230
Investment revenues                           155,428        1,146        31,878       13,950      202,402
Segment operating income (loss)                27,918         (985)        8,954        5,198       41,085
Other significant noncash items:
  Increase in policy reserves                  57,581          535        16,269       10,042       84,427
  Amortization of deferred
    acquisition costs                          16,861            -         8,323       11,017       36,201
  Amortization of the value of
    purchased insurance in force                4,660            -             -        2,925        7,585
Interest expense                                  717            -             -            -          717
Income tax expense (benefit)                   12,997         (422)        4,314        2,548       19,437

Segment assets                              2,627,568       16,215       538,254      395,377     3577,414
Expenditures for other long-lived assets        2,658          259            97           69        3,083

Enterprise-Wide Disclosures
                                                     2000       1999       1998
Revenues from external customers by line of business:
  Variable life insurance and annuities          $  16,181     11,153      6,928
  Interest sensitive products                       93,602     97,720    101,680
  Traditional individual insurance products         92,078     97,616    103,171
  Group life and disability products                51,758     49,106     47,780
  Group ASO services                                 4,509      4,205      4,716
  Other                                             11,515      9,751      9,955
      Total                                      $ 269,643    269,551    274,230


Company operations have been classified and summarized into the four reportable segments above. The segments, while generally classified along Company lines, are based upon distribution method, product portfolio and target market. The Parent Company was divided into two segments. The Kansas City Life - Individual segment consists of sales of variable life and annuities, interest sensitive products and traditional life insurance products by a career general agency sales force. The Kansas City Life - Group segment consists of sales of group life, disability and dental products and administrative services only (ASO) by the Company's career general agency sales force and appointed group agents. The Sunset Life segment consists of sales of interest sensitive and traditional products by personal producing general agents. The Old American segment markets whole life final expense products to seniors through a general agency sales force.

Separate investment portfolios are maintained for each of the companies. However, investments are allocated to the group segment based upon its cash flows. Its investment revenue is modeled using the year of investment method. Home office functions are fully integrated for the three companies in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies which are consistent with industry cost methodologies.

The totals at left agree to the selected financial data which reconciles to the consolidated financial statements. Intersegment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10 percent or more of the Company's revenue.

FEDERAL INCOME TAXES

A reconciliation of the Federal income tax rate and the actual tax rate experienced is shown below.

                                    2000       1999      1998

Federal income tax rate              35  %      35       35
Special tax credits                  (6)        (5)      (6)
Other permanent differences          (1)         -        -

Actual income tax rate               28 %       30       29


The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities are presented below.

                                         2000       1999
Deferred tax assets:
  Basis differences between tax and
    GAAP accounting for investments  $   18,493    26,774
  Future policy benefits                 50,404    49,133
  Employee retirement benefits           14,579    11,990
  Other                                   7,670     9,413

Gross deferred tax assets                91,146    97,310

  Deferred tax liabilities:
  Capitalization of policy acquisition
    costs, net of amortization           47,235    44,809
  Property and equipment, net             3,708     3,841
  Value of insurance in force            30,449    33,102
  Other                                     884       842

Gross deferred tax liabilities           82,276    82,594

  Net deferred tax asset             $    8,870    14,716

A "valuation allowance" must be established for any portion of the deferred tax asset which is believed not to be realizable. In management's opinion, it is more likely than not that the Company will realize the benefit of the net deferred tax asset and, therefore, no valuation allowance has been established.

Federal income taxes paid for the year were $17,364,000 ($17,884,000 - 1999 and $20,164,000 - 1998).

Policyholders' surplus, which is frozen under the Deficit Reduction Act of 1984, is $40,500,000 for Kansas City Life, $2,800,000 for Sunset Life and $13,700,000 for Old American. The Companies do not plan to distribute their policyholders' surplus. Consequently, the possibility of such surplus becoming subject to tax is remote, and no provision has been made in the financial statements for taxes thereon. Should the balance in policyholders' surplus become taxable, the tax computed at current rates would approximate $20,000,000.

Income taxed on a current basis is accumulated in "shareholders' surplus" and can be distributed to stockholders without tax to the Company. Shareholders' surplus equals $399,775,000 for Kansas City Life, $89,935,000 for Sunset Life and $66,657,000 for Old American.


QUARTERLY CONSOLIDATED
   FINANCIAL DATA (unaudited)

                         First   Second     Third    Fourth
2000:
Total revenues      $   120,513   117,874 118,332   116,188

Operating income    $    12,802    13,764  14,485    10,548
Realized gains
  (losses), net             316       (42)     91    (2,881)

Net income          $    13,118    13,722  14,576     7,667

Per common share:
  Operating income  $      1.06      1.15    1.20       .88
  Realized gains
    (losses), net           .03      (.01)    .01      (.24)

   Net income       $      1.09      1.14    1.21       .64

1999:
Total revenues      $   120,040   117,038 123,667   119,348

Operating income    $    12,241     7,256  12,225    11,464
Realized gains, net         201       239   1,197       222

   Net income       $    12,442     7,495  13,422    11,686

Per common share:
  Operating income  $       .99       .58     .99       .95
  Realized gains, net       .01       .03     .10       .01

 Net income           $    1.00       .61    1.09       .96


CONTINGENT LIABILITIES

The life insurance industry, including the Company and certain of its subsidiaries, has been subject to increased litigation pursued on behalf of purported classes of insurance purchasers questioning the conduct of insurers and their agents' marketing practices. The Company believes that the action described at right is part of this trend.

In a complaint filed in March 1998, Sunset Life and one of its agents was sued for unspecified compensatory and punitive damages alleging various forms of deceit, breach of fiduciary duty, and negligence in connection with the sale of a universal life insurance policy as a replacement for an existing policy. Subsequently, the complaint was amended to seek class action status and to add a claim under California's Business and Professions Code S17200 which authorizes individual plaintiffs to sue on behalf of the public to remedy specific delineated alleged unfair business practices, and to seek declaratory and injunctive relief. Sunset Life obtained a dismissal of the breach of fiduciary duty claim and the class action allegations, but the trial court refused to dismiss the S17200 allegations. All parties appealed and the court of appeals refused to overrule the trial court's failure to dismiss the S17200 claims and remanded the case for further discovery and proof regarding the class action allegations in the complaint. In the course of discovery, the court has ordered the disclosure of the names of all individuals who purchased universal life insurance policies from Sunset Life in replacement transactions from 1984 to the present and of all individuals who purchased Sunset Life universal life policies during that period and whose policies became under-funded. These individuals are currently being contacted, pursuant to court order, to determine whether they are willing to discuss this action with either the counsel for plaintiff or Sunset Life. It is expected that this contact will create further litigation. Plaintiff has filed a motion for certification as a class action and the hearing is presently scheduled in May 2001. Management denies the allegations, including the existence of a legitimate class and the existence of a uniform unfair business practice capable of resolution under section S17200, and intends to defend this matter vigorously. However, no assurances can be given regarding the outcome of this lawsuit and accordingly management cannot estimate its effect on the consolidated financial statements.

In addition to the above, the Company and certain of its subsidiaries are defendants in, or subject to, other claims or legal actions that arose in the ordinary course of business. Some of these lawsuits arose in jurisdictions that permit punitive damages disproportionate to the actual damages alleged. Although no assurances can be given and no determinations can be made at this time as to the outcome of any of these lawsuits or proceedings, the Company and its subsidiaries believe that there are meritorious defenses for these claims and are defending them vigorously. In management's opinion the amounts ultimately paid in these suits, if any, would have no material effect on the Company's consolidated results of operations and financial position.


                         REPORTS OF INDEPENDENT AUDITORS

                   To the Board of Directors and Stockholders
                      of Kansas City Life Insurance Company

     We have audited the accompanying consolidated balance sheet of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2000, and the related consolidated statements of income, stockholders' equity, and cash flows for the year ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Kansas City Life Insurance Company and subsidiaries at December 31, 2000, and the consolidated results of their operations and their cash flows for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.



/s/ KPMG LLP

Kansas City, Missouri
January 17, 2001


                   To the Board of Directors and Stockholders
                      of Kansas City Life Insurance Company

     We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 1999, and the related consolidated statements of income, stockholders' equity, and cash flows for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Kansas City Life Insurance Company and subsidiaries at December 31, 1999, and the consolidated results of their operations and their cash flows for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP

Kansas City, Missouri
January 24, 2000

                             STOCKHOLDER INFORMATION

CORPORATE HEADQUARTERS
     Kansas City Life Insurance Company
     3520 Broadway
     Post Office Box 219139
     Kansas City, Missouri 64121-9139
     Telephone:  (816) 753-7000
     Fax: (816) 753-4902
     Internet: http://www.kclife.com
     E-mail: kclife@kclife.com


NOTICE OF ANNUAL MEETING

     The annual meeting of stockholders will be held at
     9  a.m.  Thursday,   April  19,  2001,  at  Kansas  City  Life's  corporate
     headquarters.


TRANSFER AGENT
     Cheryl Keefer, Assistant Secretary
     Kansas City Life Insurance Company
     Post Office Box 219139
     Kansas City, Missouri 64121-9139


10-K REQUEST
     Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.


SECURITY HOLDERS
     As of February 5, 2001, Kansas City Life had approximately 698 security holders, including individual participants in security position listings.


STOCK AND DIVIDEND INFORMATION
         Stock Quotation Symbol
         Over-the-Counter-KCLI


                                    Bid           Dividend
                             High        Low         Paid
                                                 (per share)
     2000:
     First quarter         $  35.63     22.13        $ .25
     Second quarter           31.00     23.63          .25
     Third quarter            35.38     26.13          .25
     Fourth quarter           35.31     29.00          .25
     $1.00

     1999:
     First quarter          $ 43.82     39.25        $ .24
     Second quarter           42.75     43.00          .24
     Third quarter            52.25     34.50          .24
     Fourth quarter           40.00     32.75          .24
     $<.96

                    The above has been restated to reflect a
                      two-for-one stock split in June 1999.


     A quarterly dividend of $.27 per share was paid February 20, 2001.

     Over-the-counter market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown or commission and may not necessarily represent actual transactions.



                 Kansas City Life Variable Life Separate Account
                             Statement of Net Assets
                                December 31, 2000


                                                                                                         Market
Assets                                                                                                   Value        Cost
                                                                                                     ------------  ---------
Investments:                                                                                                 (in thousands)
      Federated Insurance Series:
            American Leaders Fund II - 243,668 shares at a net asset value (NAV) of $20.52 per share $    5,000      4,913
            High Income Bond Fund II - 134,959 shares at a NAV of $8.46 per share                         1,142      1,379
            International Small Company Fund II - 6,316 shares at a NAV of $7.93 per share                   50         55
            Prime Money Fund II - 4,574,501  shares at a NAV of $1.00 per share                           4,575      4,575

     MFS Variable Insurance Trust:
            Research Series - 283,285 shares at a NAV of $20.80 per share                                 5,893      5,435
            Emerging Growth Series - 403,539 shares at a NAV of $28.84 per share                         11,638     10,452
            Total Return Series - 115,116 shares at a NAV of $19.59 per share                             2,255      1,985
            Bond Series - 63,078 shares at a NAV of $11.32 per share                                        714        696
            Global Governments Series - 11,676 shares at a NAV of $10.01 per share                          117        116
            Utilities Series - 247,734 shares at a NAV of $23.57 per share                                5,838      5,256

     American Century Variable Portfolios:
            VP Capital Appreciation - 118,200 shares at a NAV of $15.78 per share                         1,865      1,632
            VP International - 410,570 shares at a NAV of $10.23 per share                                4,200      3,900
            VP Value - 69,782 shares at a NAV of $6.67 per share                                            465        415
            VP Income and Growth - 117,241 shares at a NAV of $7.11 per share                               833        893

     Dreyfus Variable Investment Fund:
            Appreciation Portfolio - 130,362 shares at a NAV of $38.91 per share                          5,073      4,765
            Small Cap Portfolio - 158,756 shares at a NAV of $40.30 per share                             6,398      7,965
            Dreyfus Stock Index Fund - 482,741 shares at a NAV of $34.00 per share                       16,413     16,375
            The Dreyfus Socially Responsible Growth Fund - 32,030 shares at a NAV of $34.47 per share     1,104      1,193

     JP Morgan Series Trust II:
            U.S. Disciplined Equity Portfolio - 48,480 shares at a NAV of $14.90 per share                  722        801
            Small Company Portfolio - 61,647 shares at a NAV of $14.38 per share                            887        964

     Franklin Templeton Variable Products Series Fund
            Franklin Real Estate Fund - 463 shares at a NAV of $17.36 per share                               8          8
            Franklin Small Cap Fund - 8,986 shares at a NAV of $21.14 per share                             190        219
            Templeton Developing Markets Securities Fund - 3,461 shares at a NAV of $5.22 per share          18         19
            Templeton International Securities Fund C21- 39,473 shares at a NAV of $18.67 per share         737        777

     Calamos Advisors Trust:
            Convertible Portfolio - 80,020 shares at a NAV of $12.30 per share                              984        985

     A I M Variable Insurance Funds
            V.I. Dent Demographic Trends Fund - 23,340 shares at a NAV of $8.21 per share                   192        226
            V.I. New Technology Fund - 3,664 shares at a NAV of $18.53 per share                             68        101
            V.I. Value - 5,267 shares at a NAV of $27.31 per share                                          144        157

     Seligman Portfolio, Inc.
            Communications and Information Portfolio - 10,299 shares at a NAV of $14.80 per share           153         212
            Capital Portfolio - 10,573 shares at a NAV of $24.68 per share                                  261         324
                                                                                                        -----------------------

     Total Assets                                                                                 $      77,937      76,793
                                                                                                        =======================

                 See accompanying Notes to Financial Statements



                 Kansas City Life Variable Life Separate Account
                             Statement of Net Assets
                                December 31, 2000

                                                                   VUL                        SVUL
                                                            Number         Unit       Number        Unit              Market
Net Assets                                                 of Units       Value      of Units       Value             Value
                                                        --------------- ----------- ------------ ------------    ----------------
                                                                                                                  (in thousands)
    Federated Insurance Series:
      American Leaders Fund II                                212,701      $19.36       65,262       $13.50      $        5,000
      High Income Bond Fund II                                 83,018      $11.72       17,253         9.79               1,142
      International Small Company Fund II                       5,466        8.24          608         8.25                  50
      Prime Money Fund II                                     290,934       12.19       88,785        11.59               4,575

    MFS Variable Insurance Trust:
      Research Series                                         245,185       20.50       59,689        14.53               5,893
      Emerging Growth Series                                  376,782       26.03       95,573        19.14              11,638
      Total Return Series                                     108,449       17.83       23,003        13.98               2,255
      Bond Series                                              45,452       12.37       12,829        11.82                 714
      Global Governments Series                                10,658       10.91           57        10.35                 117
      Utilities Series                                        197,191       24.53       53,742        18.64               5,838

    American Century Variable Portfolios:
      VP Capital Appreciation                                 107,184       16.06        9,213        15.61               1,865
      VP International                                        176,214       21.04       30,886        15.96               4,200
      VP Value                                                 64,948        6.93        2,236         6.96                 465
      VP Income and Growth                                     60,903        7.04       57,188         7.08                 833

    Dreyfus Variable Investment Fund:
      Appreciation Portfolio                                  274,494       15.44       56,634        14.72               5,073
      Small Cap Portfolio                                     360,122       15.13       71,215        13.33               6,398
      Dreyfus Stock Index Fund                                853,939       15.78      200,445        14.66              16,413
      The Dreyfus Socially Responsible Fund,                   29,625       35.44        1,517        35.60               1,104
      Inc.

    J.P. Morgan Series Trust II:
      Equity Portfolio                                         28,595       16.32       15,585        16.39                 722
      Small Company Portfolio                                  51,962       14.95        7,293        15.02                 887

    Franklin Templeton Variable Products Series Fund:
      Franklin Real Estate Fund                                   706       10.70           45        10.71                   8
      Franklin Small Cap                                       20,435        7.79        3,961         7.79                 190
      Templeton Developing Markets Securities Fund              2,150        8.33           20         8.33                  18
      Templeton International Securities Fund                  33,263       21.29        1,339        21.39                 737

    Calamos: Advisors Trust
      Convertible Portfolio                                    68,487       12.84        8,163        12.89                 984

    A I M Variable Insurance Funds
      V. I. Dent Demographic Trends Fund                       25,269        7.31          926         7.32                 192
      V. I. New Technology Fund                                 9,247        5.82        2,410         5.83                  68
      V. I. Value Fund                                         13,704        8.34        3,533         8.35                 144

    Seligman Portfolios, Inc.
      Communications and Information Portfolio                 20,762        6.11        4,190         6.11                 153
      Captial Portfolio                                        28,332        7.87        4,838         7.87                 261
                                                                                                                 ----------------

    Total Net Assets                                                                                          $          77,937
                                                                                                                 ================



                 Kansas City Life Variable Life Separate Account
                             Statement of Operations
                 Year ended December 31, 2000 (except as noted)
                                 (in thousands)

                                                                               Federated Insurance Series
                                                                 --------------------------------------------------------
                                                                                   High
                                                                   American       Income      Int'l *        Prime
                                                                    Leaders        Bond        Small         Money
                                                                    Fund II      Fund II      Company       Fund II
                                                                 --------------------------------------------------------
Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                            $         34          112           -              162
            Capital Gains Distributions                                104            -           -                -
                                                                 --------------------------------------------------------
              Total Income                                             138          112           -              162
                                                                 --------------------------------------------------------
          Expenses:
            Mortality and Expense Fees                                  35           10           -               25
            Contract Expense Charges                                   425          101           1              934
                                                                 --------------------------------------------------------
              Total Expenses                                           460          111           1              959
                                                                 --------------------------------------------------------
                  Investment Income (Loss)                            (322)           1          (1)            (797)
                                                                 --------------------------------------------------------
      Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                       (13)         (51)          -                -
            Unrealized Appreciation (Depreciation)                      (5)        (166)         (4)               -
                                                                 --------------------------------------------------------
                  Net Gain (Loss)  on Investments                      (18)        (217)         (4)               -
                                                                 --------------------------------------------------------

                     Change in Net Assets from Operations     $       (340)        (216)         (5)            (797)
                                                                 --------------------------------------------------------



                                                                                MFS Variable Insurance Trust
                                                        ----------------------------------------------------------------------------
                                                                        Emerging      Total                   Global
                                                          Research       Growth      Return     Bond          Gov'ts     Utilities
                                                           Series        Series      Series    Series         Series      Series
                                                        ----------------------------------------------------------------------------
Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                     $        2            -          41        26               3          36
            Capital Gains Distributions                       298          536          39         -               -         268
                                                         ---------------------------------------------------------------------------
              Total Income                                    300          536          80        26               3         304
                                                         ---------------------------------------------------------------------------
          Expenses:
            Mortality and Expense Fees                         44           92          15         5               1          35
            Contract Expense Charges                          508        1,065         215        76              13         475
                                                         ---------------------------------------------------------------------------
              Total Expenses                                  552        1,157         230        81              14         510
                                                         ---------------------------------------------------------------------------
                  Investment Income (Loss)                   (252)        (621)       (150)      (55)            (11)       (206)
                                                         ---------------------------------------------------------------------------
      Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                               65          146           8        (3)             (1)         14
            Unrealized Appreciation (Depreciation)           (633)      (2,746)        182        23               2         (73)
                                                         ---------------------------------------------------------------------------
                Net Gain (Loss)  on Investments              (568)      (2,600)        190        20               1         (59)
                                                         ---------------------------------------------------------------------------

                  Change in Net Assets from Operations $     (820)      (3,221)         40       (35)            (10)       (265)
                                                         ---------------------------------------------------------------------------


                                                                          American Century Variable Portfolios
                                                                 --------------------------------------------------------
                                                                      VP                                       VP
                                                                    Capital         VP          VP           Income
                                                                    Apprec        Int'l        Value        & Growth
                                                                 --------------------------------------------------------
Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                            $          -            3           4                1
            Capital Gains Distributions                                 29           54           9                -
                                                                 --------------------------------------------------------
              Total Income                                              29           57          13                1
                                                                 --------------------------------------------------------
          Expenses:
            Mortality and Expense Fees                                  12           30           3                3
            Contract Expense Charges                                   143          331          43               57
                                                                 --------------------------------------------------------
              Total Expenses                                           155          361          46               60
                                                                 --------------------------------------------------------
                  Investment Income (Loss)                            (126)        (304)        (33)             (59)
                                                                 --------------------------------------------------------
      Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                        34           55          (3)               -
            Unrealized Appreciation (Depreciation)                      (5)        (750)         68              (45)
                                                                 --------------------------------------------------------
                  Net Gain (Loss)  on Investments                       29         (695)         65              (45)
                                                                 --------------------------------------------------------

                     Change in Net Assets from Operations     $        (97)        (999)         32             (104)
                                                                 --------------------------------------------------------


                                                                            Dreyfus Variable Investment Fund
                                                                 --------------------------------------------------------
                                                                                  Small
                                                                    Apprec.        Cap         Stock        Socially
                                                                   Portfolio    Portfolio      Index      Responsible
                                                                 --------------------------------------------------------
Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                            $          27           19         124              9
            Capital Gains Distributions                                  47        2,387         216              -
                                                                 --------------------------------------------------------
              Total Income                                               74        2,406         340              9
                                                                 --------------------------------------------------------
          Expenses:
            Mortality and Expense Fees                                   36           42         116              8
            Contract Expense Charges                                    422          482       1,896             97
                                                                 --------------------------------------------------------
              Total Expenses                                            458          524       2,012            105
                                                                 --------------------------------------------------------
                  Investment Income (Loss)                             (384)       1,882      (1,672)           (96)
                                                                 --------------------------------------------------------
      Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                         53           56         214              3
            Unrealized Appreciation (Depreciation)                     (150)      (1,834)     (1,768)           (125)
                                                                 --------------------------------------------------------
                  Net Gain (Loss)  on Investments                       (97)      (1,778)     (1,554)           (122)
                                                                 --------------------------------------------------------

                     Change in Net Assets from Operations     $        (481)         104      (3,226)           (218)
                                                                 --------------------------------------------------------


                                                                       JP Morgan              Franklin Templeton Variable Products
                                                              ---------------------------  -----------------------------------------
                                                                               Small         Real *
                                                                 Equity       Company       Estate    Small *   Developing*   Int'l
                                                                Portfolio    Portfolio       Fund      Cap       Markets      Fund
                                                              ---------------------------  -----------------------------------------
Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                         $           2            1          -         -           -           8
            Capital Gains Distributions                                7           13          -         -           -          53
                                                               -------------------------- ------------------------------------------
              Total Income                                             9           14          -         -           -          61
                                                               -------------------------- ------------------------------------------
          Expenses:
            Mortality and Expense Fees                                 3            6          -         -           -           5
            Contract Expense Charges                                  59           63          -         3           -          51
                                                               -------------------------- ------------------------------------------
              Total Expenses                                          62           69          -         3           -          56
                                                               -------------------------- ------------------------------------------
                  Investment Income (Loss)                           (53)         (55)         -        (3)          -           5
                                                                ------------------------- ------------------------------------------
      Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                      (1)           -          -        (2)          -          (1)
            Unrealized Appreciation (Depreciation)                   (49)         (87)         1       (23)         (1)        (58)
                                                               --------------------------- -----------------------------------------
                  Net Gain (Loss)  on Investments                    (50)         (87)         1       (25)         (1)        (59)
                                                               --------------------------- -----------------------------------------

                     Change in Net Assets from Operations   $       (103)        (142)         1       (28)         (1)        (54)
                                                               --------------------------- -----------------------------------------


                                                                Calamos     A I M Variable Insurance Seligman Portfolios
                                                                                     Funds
                                                             ------------ -------------------------- -------------------
                                                                           Dent *
                                                              Convertible  Demo      New *    Value*   Comm *   Capital *
                                                               Portfolio   Trends  Technology  Fund    Info    Portfolio     Total
                                                             ------------ -------------------------- -------------------- ----------
Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                         $         14        -         -        -       -           -        628
            Capital Gains Distributions                              16        -         -        5      16          14      4,111
                                                             ------------ --------------------------- -------------------- ---------
              Total Income                                           30        -         -        5      16          14      4,739
          Expenses:

                                                                      4       92         -        -       2          (1)       623
            Contract Expense Charges                                 49        5         2        3       3           5      7,527
                                                             ------------ --------------------------- ------------------- ----------
              Total Expenses                                         53       97         2        3       5           4      8,150
                                                             ------------ --------------------------- ------------------- ----------
                  Investment Income (Loss)                          (23)     (97)       (2)       2      11          10     (3,411)
                                                             ------------ --------------------------- -------------------- ---------
      Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                      1      (22)       (3)      (1)      -         (14)       534
            Unrealized Appreciation (Depreciation)                  (10)     (33)      (26)      (9)    (45)        (53)    (8,422)
                                                             ------------ --------------------------- -------------------- ---------
                  Net Gain (Loss)  on Investments                    (9)     (55)      (29)     (10)    (45)        (67)    (7,888)
                                                             ------------ --------------------------- -------------------- ---------

                     Change in Net Assets from Operations  $        (32)    (152)      (31)      (8)    (34)        (57)   (11,299)
                                                             ------------ --------------------------- -------------------- ---------

* For the period August 29, 2000 (inception date) through December 31, 2000.

                 See accompanying Notes to Financial Statements



                 Kansas City Life Variable Life Separate Account
                             Statement of Operations
                 Year ended December 31, 2000 (except as noted)
                                 (in thousands)

                                                                                Federated Insurance Series
                                                                 ----------------------------------------------------------
                                                                                   High
                                                                   American       Income      Int'l *         Prime
                                                                    Leaders        Bond        Small          Money
                                                                    Fund II      Fund II      Company        Fund II
                                                                 ----------------------------------------------------------
Survivorship Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                            $           7           13           -              51
            Capital Gains Distributions                                  20            -           -               -
                                                                 ----------------------------------------------------------
              Total Income                                               27           13           -              51
                                                                 ----------------------------------------------------------
          Expenses:
            Mortality and Expense Fees                                    5            1           -               5
            Contract Expense Charges                                    100           30           -           1,279
                                                                 ----------------------------------------------------------
              Total Expenses                                            105           31           -           1,284
                                                                 ----------------------------------------------------------
                  Investment Loss                                       (78)         (18)          -          (1,233)
                                                                 ----------------------------------------------------------
          Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                         (4)          (4)          -                -
            Unrealized Appreciation (Depreciation)                       12          (26)         (1)               -
                                                                 ----------------------------------------------------------
                  Net Gain (Loss)  on Investments                         8          (30)         (1)               -
                                                                 ----------------------------------------------------------

                     Change in Net Assets from Operations     $         (70)         (48)         (1)           (1,233)
                                                                 ----------------------------------------------------------

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations                      $        (410)        (264)         (6)           (2,030)
                                                                 ==========================================================


                                                                                   MFS Variable Insurance Trust
                                                                 -------------------------------------------------------------------

                                                                               Emerging     Total             Global
                                                                   Research     Growth     Return     Bond    Gov'ts     Utilities
                                                                    Series      Series     Series    Series   Series      Series
                                                                 -------------------------------------------------------------------
Survivorship Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                            $         -          -           6         5         -           7
            Capital Gains Distributions                                50         97           5         -         -          55
                                                                 -------------------------------------------------------------------
              Total Income                                             50         97          11         5         -          62
                                                                 -------------------------------------------------------------------
          Expenses:
            Mortality and Expense Fees                                  5         12           2         1         -           5
            Contract Expense Charges                                  113        209          42        35         -         126
                                                                 -------------------------------------------------------------------
              Total Expenses                                          118        221          44        36         -         131
                                                                 -------------------------------------------------------------------
                  Investment Loss                                     (68)      (124)        (33)      (31)        -         (69)
                                                                 -------------------------------------------------------------------
          Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                       28         65          (1)        -         -          14
            Unrealized Appreciation (Depreciation)                   (133)      (550)         30         8         -         (37)
                                                                 -------------------------------------------------------------------
                  Net Gain (Loss)  on Investments                    (105)      (485)         29         8         -         (23)
                                                                 -------------------------------------------------------------------

                     Change in Net Assets from Operations     $      (173)      (609)         (4)      (23)        -         (92)
                                                                 -------------------------------------------------------------------

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations                      $      (993)    (3,830)         36       (58)      (10)       (357)
                                                                 ===================================================================


                                                                           American Century Variable Portfolios
                                                                 ----------------------------------------------------------
                                                                      VP                                        VP
                                                                    Capital         VP          VP            Income
                                                                    Apprec        Int'l        Value         & Growth
                                                                 ----------------------------------------------------------
Survivorship Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                            $          -            1           -                  2
            Capital Gains Distributions                                  1            8           1                  -
                                                                 ----------------------------------------------------------
              Total Income                                               1            9           1                  2
                                                                 ----------------------------------------------------------
          Expenses:
            Mortality and Expense Fees                                   1            3           -                  2
            Contract Expense Charges                                    16           44           4                 30
                                                                 ----------------------------------------------------------
              Total Expenses                                            17           47           4                 32
                                                                 ----------------------------------------------------------
                  Investment Loss                                      (16)         (38)         (3)               (30)
                                                                 ----------------------------------------------------------
          Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                        18            -          (1)                (1)
            Unrealized Appreciation (Depreciation)                     (20)        (113)          3                (33)
                                                                 ----------------------------------------------------------
                  Net Gain (Loss)  on Investments                       (2)        (113)          2                (34)
                                                                 ----------------------------------------------------------

                     Change in Net Assets from Operations     $        (18)        (151)         (1)               (64)
                                                                 ----------------------------------------------------------

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations                      $       (115)      (1,150)         31               (168)
                                                                 ==========================================================


                                                                             Dreyfus Variable Investment Fund
                                                                 ----------------------------------------------------------

                                                                                  Small
                                                                    Apprec.        Cap         Stock         Socially
                                                                   Portfolio    Portfolio      Index       Responsible
                                                                 ----------------------------------------------------------
Survivorship Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                            $           6            3          30                -
            Capital Gains Distributions                                   9          418          47                -
                                                                 ----------------------------------------------------------
              Total Income                                               15          421          77                -
                                                                 ----------------------------------------------------------
          Expenses:
            Mortality and Expense Fees                                    5            5          20                -
            Contract Expense Charges                                    113           76         515               17
                                                                 ----------------------------------------------------------
              Total Expenses                                            118           81         535               17
                                                                 ----------------------------------------------------------
                  Investment Loss                                      (103)         340        (458)             (17)
                                                                 ----------------------------------------------------------
          Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                         21           25         148                -
            Unrealized Appreciation (Depreciation)                      (43)        (351)       (471)              (5)
                                                                 ----------------------------------------------------------
                  Net Gain (Loss)  on Investments                       (22)        (326)       (323)              (5)
                                                                 ----------------------------------------------------------

                     Change in Net Assets from Operations     $        (125)          14        (781)             (22)
                                                                 ----------------------------------------------------------

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations                      $        (606)         118      (4,007)            (240)
                                                                 ==========================================================


                                                                         JP Morgan          Franklin Templeton Variable Products
                                                                 ------------------------ ------------------------------------------
                                                                                Small       Real *
                                                                    Equity     Company     Estate  Small *   Developing*    Int'l
                                                                   Portfolio  Portfolio     Fund    Cap       Markets       Fund
                                                                 ------------------------ ------------------------------------------
Survivorship Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                            $          2            -        -        -            -          -
            Capital Gains Distributions                                  5            2        -        -            1          1
                                                                 ------------------------- -----------------------------------------
              Total Income                                               7            2        -        -            1          1
                                                                 ------------------------- -----------------------------------------
          Expenses:
            Mortality and Expense Fees                                   1            1        -        -            -           -
            Contract Expense Charges                                    52           15        -        2            -           4
                                                                 ------------------------ ------------------------------------------
              Total Expenses                                            53           16        -        2            -           4
                                                                 ------------------------ ------------------------------------------
                  Investment Loss                                      (46)         (14)       -       (2)           -          (3)
                                                                 ------------------------ ------------------------------------------
          Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                         -            -        -        -            -           -
            Unrealized Appreciation (Depreciation)                     (30)         (17)       -       (6)           -          (1)
                  Net Gain (Loss)  on Investments                      (30)         (17)       -       (6)           -          (1)
                                                                 ------------------------ ------------------------------------------

                     Change in Net Assets from Operations     $        (76)         (31)       -       (8)           -          (4)
                                                                 ------------------------ ------------------------------------------

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations                      $       (179)        (173)       1      (36)          (1)        (58)
                                                                 ======================== ==========================================


                                                                Calamos     A I M Variable Insurance Seligman Portfolios
                                                                                     Funds
                                                             ------------ -------------------------- -------------------
                                                                           Dent *
                                                              Convertible  Demo      New *    Value*   Comm *   Capital *
                                                               Portfolio   Trends  Technology  Fund    Info    Portfolio     Total
                                                             ------------ -------------------------- -------------------- ----------
Survivorship Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                         $         2         -          -       -        -         -         135
            Capital Gains Distributions                              2         -          -       1        3         2         727
                                                              ----------- -------------------------- -------------------- ----------
              Total Income                                           4         -          -       1        3         2         862
                                                              ----------- -------------------------- -------------------- ----------
          Expenses:
            Mortality and Expense Fees                               -         -          -       -        -         -          74
            Contract Expense Charges                                10         -          1       1        1         2       2,837
                                                              ----------- -------------------------- -------------------- ----------
              Total Expenses                                        10         -          1       1        1         2       2,911
                                                              ----------- -------------------------- -------------------- ----------
                  Investment Loss                                   (6)        -         (1)      -        2         -      (2,049)
                                                              ----------- -------------------------- -------------------- ----------
          Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                     -         -          -       -        -         -         308
            Unrealized Appreciation (Depreciation)                  (2)       (1)        (7)     (4)     (15)      (11)      (1,824)
                                                              ----------- -------------------------- -------------------- ----------
                  Net Gain (Loss)  on Investments                   (2)       (1)        (7)     (4)     (15)      (11)      (1,516)
                                                              ----------- -------------------------- -------------------- ----------

                     Change in Net Assets from Operations   $       (8)       (1)        (8)     (4)     (13)      (11)      (3,565)
                                                              ----------- -------------------------- -------------------- ----------

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations                    $      (40)     (153)       (39)    (12)     (47)      (68)     (14,864)
                                                              =========== =========================== =================== ==========

* For the period August 29, 2000 (inception date) through December 31, 2000.

                 See accompanying Notes to Financial Statements




                 Kansas City Life Variable Life Separate Account
                       Statement of Changes in Net Assets
                 Year ended December 31, 2000 (except as noted)
                                 (in thousands)

                                                                                 Federated Insurance Series
                                                                  ----------------------------------------------------------
                                                                                   High
                                                                    American      Income        Int'l *          Prime
                                                                     Leaders       Bond          Small           Money
                                                                     Fund II      Fund II       Company         Fund II
                                                                  ----------------------------------------------------------
Variable Universal Life:
      Change in Net Assets from Operations:
          Investment Income (Loss)                             $          (322)          1            (1)          (797)
          Realized Gain (Loss)                                             (13)        (51)            -              -
          Unrealized Appreciation (Depreciation)                            (5)       (166)           (4)             -
                                                                  ----------------------------------------------------------
               Change in Net Assets from Operations                       (340)       (216)           (5)          (797)

      Deposits                                                            1,012        242             5         13,503

      Payments and Withdrawals:
          Death Benefits                                                      5           4            -               -
          Withdrawals                                                       217          45            3              65
          Transfers (in) out                                                (5)          43          (48)         12,405
                                                                  ----------------------------------------------------------
               Payments and Withdrawals                                     217          92          (45)         12,470
                                                                  ----------------------------------------------------------

      Net Assets:
          Net Increase                                                      455         (66)          45              236
          Beginning of Year                                               3,664       1,039            -            3,310
                                                                  ----------------------------------------------------------

               End of Year                                     $          4,119         973           45            3,546
                                                                  ----------------------------------------------------------


                                                                                MFS Variable Insurance Trust
                                                        ----------------------------------------------------------------------------
                                                                        Emerging      Total                   Global
                                                          Research       Growth      Return     Bond          Gov'ts     Utilities
                                                           Series        Series      Series    Series         Series      Series
                                                        ----------------------------------------------------------------------------
Variable Universal Life:
      Change in Net Assets from Operations:
          Investment Income (Loss)                     $     (252)        (621)        (150)      (55)           (11)        (206)
          Realized Gain (Loss)                                 65          146            8        (3)            (1)          14
          Unrealized Appreciation (Depreciation)             (633)      (2,746)         182        23              2          (73)
                                                         ---------------------------------------------------------------------------
               Change in Net Assets from Operations          (820)      (3,221)          40       (35)           (10)        (265)

      Deposits                                              1,309        2,441          493       149             25        1,114

      Payments and Withdrawals:
          Death Benefits                                       27           13           18         -              -           15
          Withdrawals                                         196          333           47        44              1           89
          Transfers (in) out                                 (576)      (2,496)          19       (22)           (50)      (1,226)
                                                          --------------------------------------------------------------------------
               Payments and Withdrawals                      (353)      (2,150)          84        22            (49)      (1,122)
                                                          --------------------------------------------------------------------------

      Net Assets:
          Net Increase                                        842        1,370          449        92              64       1,971
          Beginning of Year                                 4,183        8,439        1,485       470              52       2,866
                                                          --------------------------------------------------------------------------

               End of Year                              $   5,025        9,809        1,934        562            116       4,837
                                                          --------------------------------------------------------------------------

                                                                           American Century Variable Portfolios
                                                                 ----------------------------------------------------------
                                                                      VP                                        VP
                                                                    Capital         VP          VP            Income
                                                                    Apprec        Int'l        Value         & Growth
                                                                 ----------------------------------------------------------
Variable Universal Life:
      Change in Net Assets from Operations:
          Investment Income (Loss)                             $       (126)       (304)         (33)               (59)
          Realized Gain (Loss)                                           34          55           (3)                 -
          Unrealized Appreciation (Depreciation)                         (5)       (750)          68                (45)
                                                                  ----------------------------------------------------------
               Change in Net Assets from Operations                     (97)       (999)          32               (104)

      Deposits                                                          340         849          112                157

      Payments and Withdrawals:
          Death Benefits                                                  2           2            -                  -
          Withdrawals                                                    31         152            3                  5
          Transfers (in) out                                           (731)     (1,254)        (104)                (91)
                                                                  ----------------------------------------------------------
               Payments and Withdrawals                                (698)     (1,100)        (101)                (86)
                                                                  ----------------------------------------------------------

      Net Assets:
          Net Increase                                                  941         950          245                 139
          Beginning of Year                                             780       2,757          205                 289
                                                                  ----------------------------------------------------------

               End of Year                                     $      1,721       3,707          450                 428
                                                                  ----------------------------------------------------------

                                                                             Dreyfus Variable Investment Fund
                                                                 ----------------------------------------------------------

                                                                                  Small
                                                                    Apprec.        Cap         Stock         Socially
                                                                   Portfolio    Portfolio      Index       Responsible
                                                                 ----------------------------------------------------------
Variable Universal Life:
      Change in Net Assets from Operations:
          Investment Income (Loss)                             $        (384)       1,882      (1,672)               (96)
          Realized Gain (Loss)                                            53           56         214                  3
          Unrealized Appreciation (Depreciation)                        (150)      (1,834)     (1,768)              (125)
                                                                  ----------------------------------------------------------
               Change in Net Assets from Operations                     (481)         104      (3,226)              (218)

      Deposits                                                         1,071        1,240       4,766                229

      Payments and Withdrawals:
          Death Benefits                                                  14           13          23                  -
          Withdrawals                                                    116          157         463                  5
          Transfers (in) out                                            (155)        (507)     (1,154)              (565)
                                                                  ----------------------------------------------------------
               Payments and Withdrawals                                  (25)        (337)       (668)              (560)
                                                                  ----------------------------------------------------------

      Net Assets:
          Net Increase                                                   615        1,681       2,208                571
          Beginning of Year                                            3,624        3,768      11,267                479
                                                                  ----------------------------------------------------------

               End of Year                                     $       4,239        5,449      13,475              1,050
                                                                  ----------------------------------------------------------


                                                                         JP Morgan          Franklin Templeton Variable Products
                                                                 ------------------------ ------------------------------------------
                                                                                Small       Real *
                                                                    Equity     Company     Estate  Small *   Developing*    Int'l
                                                                   Portfolio  Portfolio     Fund    Cap       Markets       Fund
                                                                 ------------------------ ------------------------------------------
Variable Universal Life:
      Change in Net Assets from Operations:
          Investment Income (Loss)                             $        (53)        (55)       -      (3)           -            5
          Realized Gain (Loss)                                           (1)           -       -      (2)           -           (1)
          Unrealized Appreciation (Depreciation)                        (49)        (87)       1     (23)          (1)          (58)
                                                                  ------------------------ -----------------------------------------
               Change in Net Assets from Operations                    (103)       (142)       1     (28)          (1)          (54)

      Deposits                                                          169         144        -      28            3           120

      Payments and Withdrawals:
          Death Benefits                                                  -           -        -       -            -             -
          Withdrawals                                                     6           3        -       8            -             2
          Transfers (in) out                                           (280)       (532)      (7)   (167)         (16)         (385)
                                                                  ------------------------ -----------------------------------------
               Payments and Withdrawals                                (274)       (529)      (7)   (159)         (16)         (383)
                                                                  ------------------------ -----------------------------------------

      Net Assets:
          Net Increase                                                  340         531        8     159          18            449
          Beginning of Year                                             127         246        -       -           -            259
                                                                  ------------------------ -----------------------------------------

               End of Year                                     $        467         777        8     159          18            708
                                                                  ------------------------ -----------------------------------------


                                                                Calamos     A I M Variable Insurance Seligman Portfolios
                                                                                     Funds
                                                             ------------ -------------------------- -------------------
                                                                           Dent *
                                                              Convertible  Demo      New *    Value*   Comm *   Capital *
                                                               Portfolio   Trends  Technology  Fund    Info    Portfolio     Total
                                                             ------------ -------------------------- -------------------- ----------
Variable Universal Life:
      Change in Net Assets from Operations:
          Investment Income (Loss)                         $        (23)      (97)       (2)      2       11         10     (3,411)
          Realized Gain (Loss)                                        1       (22)       (3)     (1)       -        (14)       534
          Unrealized Appreciation (Depreciation)                    (10)      (33)      (26)     (9)     (45)       (53)    (8,422)
                                                              ----------- -------------------------- -------------------- ----------
               Change in Net Assets from Operations                 (32)     (152)      (31)     (8)     (34)       (57)   (11,299)

      Deposits                                                      113        59        17      17       23         53     29,803

      Payments and Withdrawals:
          Death Benefits                                              -         -         -       -         -         -        136
          Withdrawals                                                 9         -         -       -         3         8      2,011
          Transfers (in) out                                       (547)     (278)      (68)   (105)     (141)     (235)       722
                                                              ----------- -------------------------- -------------------- ----------
               Payments and Withdrawals                            (538)     (278)      (68)   (105)     (138)     (227)     2,869
                                                              ----------- -------------------------- -------------------- ----------

      Net Assets:
          Net Increase                                              619       185         54    114       127       223     15,635
          Beginning of Year                                         260         -          -      -         -         -     49,569
                                                              ----------- -------------------------- -------------------- ----------

               End of Year                                 $        879       185         54    114       127       223     65,204
                                                              ----------- -------------------------- -------------------- ----------

* For the period August 29, 2000 (inception date) through December 31, 2000.

                 See accompanying Notes to Financial Statements




                 Kansas City Life Variable Life Separate Account
                       Statement of Changes in Net Assets
                 Year ended December 31, 2000 (except as noted)
                                 (in thousands)

                                                                                    Federated Insurance Series
                                                                      --------------------------------------------------
                                                                                      High
                                                                        American     Income      Int'l *       Prime
                                                                        Leaders       Bond       Small         Money
                                                                        Fund II      Fund II     Company       Fund II
                                                                      --------------------------------------------------
Survivorship Variable Universal Life:

      Change in Net Assets from Operations:
          Investment Loss                                         $         (78)         (18)          -         (1,233)
          Realized Gain (Loss)                                               (4)          (4)          -              -
          Unrealized Appreciation (Depreciation)                             12          (26)         (1)             -
                                                                      ---------------------------------------------------
                  Change in Net Assets from Operations                      (70)         (48)         (1)        (1,233)

      Deposits                                                              297           92           1          4,493

      Payments and Withdrawals:
          Death Benefits                                                      -            -           -              -
          Withdrawals                                                        42           19           -              -
          Transfers (in) out                                               (136)          26          (5)         3,107
                                                                      ---------------------------------------------------
                  Payments and Withdrawals                                  (94)          45          (5)         3,107
                                                                      ---------------------------------------------------

      Net Assets:
          Net Increase                                                      321           (1)          5            153
          Beginning of Year                                                 560          170           -            876
                                                                      ---------------------------------------------------

                  End of Year                                               881          169           5          1,029
                                                                      ---------------------------------------------------

Total Survivorship & Variable Universal Life -
    End of Year                                                   $       5,000        1,142          50          4,575
                                                                      ===================================================


                                                                                MFS Variable Insurance Trust
                                                        ----------------------------------------------------------------------------
                                                                        Emerging      Total                   Global
                                                          Research       Growth      Return     Bond          Gov'ts     Utilities
                                                           Series        Series      Series    Series         Series      Series
                                                        ----------------------------------------------------------------------------
Survivorship Variable Universal Life:

      Change in Net Assets from Operations:
          Investment Loss                              $       (68)        (124)        (33)      (31)             -          (69)
          Realized Gain (Loss)                                  28           65          (1)        -              -           14
          Unrealized Appreciation (Depreciation)              (133)        (550)         30         8              -          (37)
                                                         ---------------------------------------------------------------------------
                  Change in Net Assets from Operations        (173)        (609)         (4)      (23)             -          (92)

      Deposits                                                 333          611         118       111              -          375

      Payments and Withdrawals:
          Death Benefits                                         -            -           -         -              -            -
          Withdrawals                                          115          135          68         3              -          102
          Transfers (in) out                                   (90)        (646)          7        91             (1)        (328)
                                                         ---------------------------------------------------------------------------
                  Payments and Withdrawals                      25         (511)         75        94             (1)        (226)
                                                         ---------------------------------------------------------------------------

      Net Assets:
          Net Increase                                         135          513          39        (6)             1          509
          Beginning of Year                                    733        1,316         282       158              -          492
                                                         ---------------------------------------------------------------------------

                  End of Year                                  868        1,829         321       152              1        1,001
                                                         ---------------------------------------------------------------------------

Total Survivorship & Variable Universal Life -
    End of Year                                        $     5,893       11,638       2,255       714            117        5,838
                                                         ===========================================================================


                                                                               American Century Variable Portfolios
                                                                      -------------------------------------------------------
                                                                           VP                                      VP
                                                                        Capital         VP          VP           Income
                                                                         Apprec       Int'l        Value        & Growth
                                                                      -------------------------------------------------------
Survivorship Variable Universal Life:

      Change in Net Assets from Operations:
          Investment Loss                                         $        (16)         (38)          (3)            (30)
          Realized Gain (Loss)                                              18            -           (1)             (1)
          Unrealized Appreciation (Depreciation)                           (20)        (113)           3             (33)
                                                                      -------------------------------------------------------
                  Change in Net Assets from Operations                     (18)        (151)          (1)            (64)

      Deposits                                                              44          108           10              89

      Payments and Withdrawals:
          Death Benefits                                                     -            -            -               -
          Withdrawals                                                       40           84            -               14
          Transfers (in) out                                               (96)        (377)           8             (273)
                                                                      -------------------------------------------------------
                  Payments and Withdrawals                                 (56)        (293)           8             (259)
                                                                      -------------------------------------------------------

      Net Assets:
          Net Increase                                                      82          250            1              284
          Beginning of Year                                                 62          243           14              121
                                                                      -------------------------------------------------------

                  End of Year                                              144          493           15              405
                                                                      -------------------------------------------------------

Total Survivorship & Variable Universal Life -
    End of Year                                                   $      1,865        4,200          465              833
                                                                      =======================================================


                                                                                 Dreyfus Variable Investment Fund
                                                                      -------------------------------------------------------
                                                                                      Small
                                                                        Apprec.        Cap         Stock        Socially
                                                                       Portfolio    Portfolio      Index      Responsible
                                                                      -------------------------------------------------------
Survivorship Variable Universal Life:

      Change in Net Assets from Operations:
          Investment Loss                                         $        (103)          340       (458)             (17)
          Realized Gain (Loss)                                               21            25        148                -
          Unrealized Appreciation (Depreciation)                            (43)         (351)      (471)              (5)
                                                                      -------------------------------------------------------
                  Change in Net Assets from Operations                     (125)           14       (781)             (22)

      Deposits                                                              346           206      1,418               51

      Payments and Withdrawals:
          Death Benefits                                                      -             -          -                -
          Withdrawals                                                        53           107        460                -
          Transfers (in) out                                                 73          (297)       (54)             (12)
                                                                      -------------------------------------------------------
                  Payments and Withdrawals                                  126          (190)       406              (12)
                                                                      -------------------------------------------------------

      Net Assets:
          Net Increase                                                       95           410        231               41
          Beginning of Year                                                 739           539      2,707               13
                                                                      -------------------------------------------------------

                  End of Year                                               834           949      2,938               54
                                                                      -------------------------------------------------------

Total Survivorship & Variable Universal Life -
    End of Year                                                   $        5,073        6,398     16,413            1,104
                                                                      =======================================================


                                                                         JP Morgan          Franklin Templeton Variable Products
                                                                 ------------------------ ------------------------------------------
                                                                                Small       Real *
                                                                    Equity     Company     Estate  Small *   Developing*    Int'l
                                                                   Portfolio  Portfolio     Fund    Cap       Markets       Fund
                                                                 ------------------------ ------------------------------------------
Survivorship Variable Universal Life:

      Change in Net Assets from Operations:
          Investment Loss                                       $       (46)        (14)       -      (2)           -          (3)
          Realized Gain (Loss)                                            -           -        -       -            -           -
          Unrealized Appreciation (Depreciation)                        (30)        (17)       -      (6)           -          (1)
                                                                      --------------------------------------------------------------
                  Change in Net Assets from Operations                  (76)        (31)       -      (8)           -          (4)

      Deposits                                                          177          39        -       5            -          11

      Payments and Withdrawals:
          Death Benefits                                                  -           -        -       -            -           -
          Withdrawals                                                    22           -        -       -            -           -
          Transfers (in) out                                            (60)       (102)       -     (34)           -         (17)
                                                                      --------------------------------------------------------------
                  Payments and Withdrawals                              (38)       (102)       -     (34)           -         (17)
                                                                      --------------------------------------------------------------

      Net Assets:
          Net Increase                                                  139         110        -      31            -          24
          Beginning of Year                                             116           -        -       -            -           5
                                                                      --------------------------------------------------------------

                  End of Year                                           255         110        -      31            -           29
                                                                      --------------------------------------------------------------

Total Survivorship & Variable Universal Life -
    End of Year                                                 $       722         887        8     190           18          737
                                                                      ==============================================================


                                                                Calamos     A I M Variable Insurance Seligman Portfolios
                                                                                     Funds
                                                             ------------ -------------------------- -------------------
                                                                           Dent *
                                                              Convertible  Demo      New *    Value*   Comm *   Capital *
                                                               Portfolio   Trends  Technology  Fund    Info    Portfolio     Total
                                                             ------------ -------------------------- -------------------- ----------
Survivorship Variable Universal Life:

      Change in Net Assets from Operations:
          Investment Loss                                  $          (6)      -        (1)      -        2           -     (2,049)
          Realized Gain (Loss)                                         -       -         -       -        -           -        308
          Unrealized Appreciation (Depreciation)                      (2)     (1)       (7)     (4)     (15)        (11)    (1,824)
                  Change in Net Assets from Operations                (8)     (1)       (8)     (4)     (13)        (11)    (3,565)
                                                              ----------------------------------------------------------------------

      Deposits                                                        27       -         2        4       2           5      8,975

      Payments and Withdrawals:
          Death Benefits                                               -       -         -        -       -           -          -
          Withdrawals                                                  3       -         -        -       -           -      1,267
          Transfers (in) out                                         (83)     (8)      (20)     (30)    (37)        (44)       562
                                                              ----------------------------------------------------------------------
                  Payments and Withdrawals                           (80)     (8)      (20)     (30)    (37)        (44)      1,829
                                                              ----------------------------------------------------------------------

      Net Assets:
          Net Increase                                                99       7        14       30      26          38       3,581
          Beginning of Year                                            6       -         -        -       -           -       9,152
                                                              ----------------------------------------------------------------------

                  End of Year                                        105       7        14       30      26          38      12,733
                                                              ----------------------------------------------------------------------

Total Survivorship & Variable Universal Life -
    End of Year                                             $        984     192        68      144     153         261      77,937
                                                              ======================================================================


*    For the period August 29, 2000 (inception date) through December 31, 2000.

                 See accompanying Notes to Financial Statements



                 Kansas City Life Variable Life Separate Account
                             Statement of Operations
                 Year ended December 31, 1999 (except as noted)
                                 (in thousands)

                                                                                    Federated Insurance Series
                                                                      --------------------------------------------------
                                                                                      High
                                                                        American     Income      Int'l *       Prime
                                                                        Leaders       Bond       Small         Money
                                                                        Fund II      Fund II     Company       Fund II
                                                                      --------------------------------------------------
Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                           $               27          69             -            75
            Capital Gains Distributions                                     270           6             -             -
                                                                      ---------------------------------------------------
              Total Income                                                  297          75             -            75
                                                                      ---------------------------------------------------
          Expenses:
            Mortality and Expense Fees                                       28           8             -            15
            Contract Expense Charges                                        427         124             -           715
                                                                      ---------------------------------------------------
              Total Expenses                                                455         132             -           730
                                                                      ---------------------------------------------------
                 Investment Income (Loss)                                  (158)        (57)            -          (655)
                                                                      ---------------------------------------------------

      Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                             20          (3)            -             -
            Unrealized Appreciation (Depreciation)                         (137)        (49)            -             -
                                                                      ---------------------------------------------------
                 Net Gain (Loss)  on Investments                           (117)        (52)            -             -
                                                                      ---------------------------------------------------

                    Change in Net Assets from Operations     $             (275)       (109)            -          (655)
                                                                      ---------------------------------------------------


                                                                                MFS Variable Insurance Trust
                                                        ----------------------------------------------------------------------------
                                                                        Emerging      Total                   Global
                                                          Research       Growth      Return     Bond          Gov'ts     Utilities
                                                           Series        Series      Series    Series         Series      Series
                                                        ----------------------------------------------------------------------------
Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                   $          6           -            24          9            2           22
            Capital Gains Distributions                        33           -            44          1            -          110
                                                        ----------------------------------------------------------------------------
              Total Income                                     39           -            68         10            2          132
                                                        ----------------------------------------------------------------------------
          Expenses:
            Mortality and Expense Fees                         30          43            12          4            -           19
            Contract Expense Charges                          432         589           221         72            8          293
                                                        ----------------------------------------------------------------------------
              Total Expenses                                  462         632           233         76            8          312
                                                        ----------------------------------------------------------------------------
                 Investment Income (Loss)                    (423)       (632)         (165)       (66)          (6)        (180)
                                                        ----------------------------------------------------------------------------
      Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                              108         183            11         (1)           -           19
            Unrealized Appreciation (Depreciation)            620       3,205           (43)       (13)          (3)         470
                                                        ----------------------------------------------------------------------------
                 Net Gain (Loss)  on Investments              728       3,388           (32)       (14)          (3)         489
                                                        ----------------------------------------------------------------------------

                    Change in Net Assets from Operations$     305       2,756          (197)       (80)          (9)         309
                                                        ----------------------------------------------------------------------------


                                                                               American Century Variable Portfolios
                                                                      -------------------------------------------------------
                                                                           VP                                      VP
                                                                        Capital         VP          VP           Income
                                                                         Apprec       Int'l        Value        & Growth
                                                                      -------------------------------------------------------
Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                           $                -           -             -             -
            Capital Gains Distributions                                       -           -             -             -
                                                                      -------------------------------------------------------
              Total Income                                                    -           -             -             -
                                                                      -------------------------------------------------------
          Expenses:
            Mortality and Expense Fees                                        4          15             1             -
            Contract Expense Charges                                         59         195             9             9
                                                                      -------------------------------------------------------
              Total Expenses                                                 63         210            10             9
                                                                      -------------------------------------------------------
                 Investment Income (Loss)                                   (63)       (210)          (10)           (9)
                                                                      -------------------------------------------------------
      Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                              7          30             -             -
            Unrealized Appreciation (Depreciation)                          255       1,002           (19)           14
                                                                      -------------------------------------------------------
                 Net Gain (Loss)  on Investments                            262       1,032           (19)           14
                                                                      -------------------------------------------------------

                    Change in Net Assets from Operations     $              199         822           (29)            5
                                                                      -------------------------------------------------------


                                                                                 Dreyfus Variable Investment Fund
                                                                      -------------------------------------------------------
                                                                                      Small
                                                                        Apprec.        Cap         Stock        Socially
                                                                       Portfolio    Portfolio      Index      Responsible
                                                                      -------------------------------------------------------
Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                           $               20           2            95             -
            Capital Gains Distributions                                      13           -            83            16
                                                                      -------------------------------------------------------
              Total Income                                                   33           2           178            16
                                                                      -------------------------------------------------------
          Expenses:
            Mortality and Expense Fees                                       24          27            75             1
            Contract Expense Charges                                        355         415         1,328            10
                                                                      -------------------------------------------------------
              Total Expenses                                                379         442         1,403            11
                                                                      -------------------------------------------------------
                 Investment Income (Loss)                                  (346)       (440)       (1,225)            5
                                                                      -------------------------------------------------------
      Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                             41           8           177             2
            Unrealized Appreciation (Depreciation)                          218         604         1,223            40
                                                                      -------------------------------------------------------
                 Net Gain (Loss)  on Investments                            259         612         1,400            42
                                                                      -------------------------------------------------------

                    Change in Net Assets from Operations     $              (87)        172           175            47
                                                                      -------------------------------------------------------


                                                                         JP Morgan          Franklin Templeton Variable Products
                                                                 ------------------------ ------------------------------------------
                                                                                Small       Real *
                                                                    Equity     Company     Estate  Small *   Developing*    Int'l
                                                                   Portfolio  Portfolio     Fund    Cap       Markets       Fund
                                                                 ------------------------ ------------------------------------------
Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                           $            1           -       -        -            -           -
            Capital Gains Distributions                                  18           4       -        -            -           -
                                                                 ------------------------ ------------------------------------------
              Total Income                                               19           4       -        -            -           -
                                                                 ------------------------ ------------------------------------------
          Expenses:
            Mortality and Expense Fees                                    1           -       -        -            -           -
            Contract Expense Charges                                      6           3       -        -            -           5
                                                                 ------------------------ ------------------------------------------
              Total Expenses                                              7           3       -        -            -           5
                                                                 ------------------------ ------------------------------------------
                 Investment Income (Loss)                                12           1       -        -            -          (5)
                                                                 ------------------------ ------------------------------------------
      Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                         -           -        -        -            -           -
            Unrealized Appreciation (Depreciation)                       1          27        -        -            -          20
                                                                 ------------------------ ------------------------------------------
                 Net Gain (Loss)  on Investments                         1          27        -        -            -          20
                                                                 ------------------------ ------------------------------------------

                    Change in Net Assets from Operations     $          13          28        -        -            -          15
                                                                 ------------------------ ------------------------------------------


                                                                Calamos     A I M Variable Insurance Seligman Portfolios
                                                                                     Funds
                                                             ------------ -------------------------- -------------------
                                                                           Dent *
                                                              Convertible  Demo      New *    Value*   Comm *   Capital *
                                                               Portfolio   Trends  Technology  Fund    Info    Portfolio     Total
                                                             ------------ -------------------------- -------------------- ----------
Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                        $           3         -          -      -       -           -        355
            Capital Gains Distributions                               -         -          -      -       -           -        598
              Total Income                                            3         -          -      -       -           -        953
                                                             ------------ -------------------------- -------------------- ----------
          Expenses:
            Mortality and Expense Fees                                -         -          -      -       -           -        307
            Contract Expense Charges                                  3         -          -      -       -           -      5,278
                                                             ------------ -------------------------- -------------------- ----------
              Total Expenses                                          3         -          -      -       -           -      5,585
                                                             ------------ -------------------------- -------------------- ----------
                 Investment Income (Loss)                             -         -          -      -       -           -     (4,632)
                                                             ------------ -------------------------- -------------------- ----------
      Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                      -         -          -      -       -           -        602
            Unrealized Appreciation (Depreciation)                   10         -          -      -       -           -      7,445
                                                             ------------ -------------------------- -------------------- ----------
                 Net Gain (Loss)  on Investments                     10         -          -      -       -           -      8,047
                                                             ------------ -------------------------- -------------------- ----------

                    Change in Net Assets from Operations     $       10         -          -      -       -           -      3,415
                                                             ------------ -------------------------- -------------------- ----------

* For the period May 3, 1999 (inception date) through December 31, 1999.

                 See accompanying Notes to Financial Statements


                 Kansas City Life Variable Life Separate Account
                             Statement of Operations
                 Year ended December 31, 1999 (except as noted)
                                 (in thousands)

                                                                                    Federated Insurance Series
                                                                      --------------------------------------------------
                                                                                      High
                                                                        American     Income      Int'l *       Prime
                                                                        Leaders       Bond       Small         Money
                                                                        Fund II      Fund II     Company       Fund II
                                                                      --------------------------------------------------
Survivorship Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                           $                3           6             -            30
            Capital Gains Distributions                                      25           -             -             -
                                                                      --------------------------------------------------
              Total Income                                                   28           6             -            30
                                                                      --------------------------------------------------
          Expenses:
            Mortality and Expense Fees                                        2           1             -             4
            Contract Expense Charges                                         74          15             -         1,234
                                                                      --------------------------------------------------
              Total Expenses                                                 76          16             -         1,238
                                                                      --------------------------------------------------
                 Investment Loss                                            (48)        (10)            -        (1,208)
          Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                             (1)          -             -             -
            Unrealized Appreciation (Depreciation)                          (12)         (3)            -             -
                                                                      --------------------------------------------------
                 Net Gain (Loss)  on Investments                            (13)         (3)            -             -
                                                                      --------------------------------------------------

                    Change in Net Assets from Operations     $              (61)        (13)            -        (1,208)
                                                                      --------------------------------------------------

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations                     $             (336)       (122)            -        (1,863)
                                                                      ==================================================


                                                                                MFS Variable Insurance Trust
                                                        ----------------------------------------------------------------------------
                                                                        Emerging      Total                   Global
                                                          Research       Growth      Return       Bond        Gov'ts     Utilities
                                                           Series        Series      Series      Series       Series      Series
                                                        ----------------------------------------------------------------------------
Survivorship Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                    $         2           -             3             3           -            2
            Capital Gains Distributions                         4           -             7             -           -           13
                                                        ----------------------------------------------------------------------------
              Total Income                                      6           -            10             3           -           15
                                                        ----------------------------------------------------------------------------
          Expenses:
            Mortality and Expense Fees                          3           4             2             1           -            2
            Contract Expense Charges                           86         122            36            38           -           51
                                                        ----------------------------------------------------------------------------
              Total Expenses                                   89         126            38            39           -           53
                                                        ----------------------------------------------------------------------------
                 Investment Loss                              (83)       (126)          (28)          (36)          -          (38)
                                                        ----------------------------------------------------------------------------
          Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                4          11             1             1           -            4
            Unrealized Appreciation (Depreciation)            109         457            (5)           (5)          -           68
                                                        ----------------------------------------------------------------------------
                 Net Gain (Loss)  on Investments              113         468            (4)           (4)          -           72
                                                        ----------------------------------------------------------------------------

                    Change in Net Assets from Operations $     30         342           (32)          (40)          -           34
                                                        ----------------------------------------------------------------------------

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations                 $    335       3,098          (229)         (120)         (9)         343
                                                        ============================================================================

                                                                               American Century Variable Portfolios
                                                                      -------------------------------------------------------
                                                                           VP                                      VP
                                                                        Capital         VP          VP           Income
                                                                         Apprec       Int'l        Value        & Growth
                                                                      -------------------------------------------------------
Survivorship Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                           $                1           -             -             -
            Capital Gains Distributions                                       -           -             -             -
                                                                      -------------------------------------------------------
              Total Income                                                    1           -             -             -
                                                                      -------------------------------------------------------
          Expenses:
            Mortality and Expense Fees                                        -           1             -             -
            Contract Expense Charges                                         11          34             3            11
                                                                      -------------------------------------------------------
              Total Expenses                                                 11          35             3            11
                                                                      -------------------------------------------------------
                 Investment Loss                                            (10)        (35)           (3)          (11)
                                                                      -------------------------------------------------------
          Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                              -           1             1             -
            Unrealized Appreciation (Depreciation)                           22          86            (2)            5
                                                                      -------------------------------------------------------
                 Net Gain (Loss)  on Investments                             22          87            (1)            5
                                                                      -------------------------------------------------------

                    Change in Net Assets from Operations     $               12          52            (4)           (6)
                                                                      -------------------------------------------------------

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations                     $              211         874           (33)           (1)
                                                                      ========================================================

                                                                                 Dreyfus Variable Investment Fund
                                                                      -------------------------------------------------------
                                                                                      Small
                                                                        Apprec.        Cap         Stock        Socially
                                                                       Portfolio    Portfolio      Index      Responsible
                                                                      -------------------------------------------------------
Survivorship Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                           $                4           -            23             -
            Capital Gains Distributions                                       2           -            19             -
                                                                      -------------------------------------------------------
              Total Income                                                    6           -            42             -
                                                                      -------------------------------------------------------
          Expenses:
            Mortality and Expense Fees                                        3           2            12             -
            Contract Expense Charges                                         89          68           369             -
                                                                      -------------------------------------------------------
              Total Expenses                                                 92          70           381             -
                                                                      -------------------------------------------------------
                 Investment Loss                                            (86)        (70)         (339)            -
                                                                      -------------------------------------------------------
          Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                              5           4             9             -
            Unrealized Appreciation (Depreciation)                           44          84           326             -
                                                                      -------------------------------------------------------
                 Net Gain (Loss)  on Investments                             49          88           335             -
                                                                      -------------------------------------------------------

                    Change in Net Assets from Operations     $              (37)         18            (4)            -
                                                                      -------------------------------------------------------

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations                     $             (124)        190           171            47
                                                                      ========================================================

                                                                         JP Morgan          Franklin Templeton Variable Products
                                                                 ------------------------ ------------------------------------------
                                                                                Small       Real *
                                                                    Equity     Company     Estate  Small *   Developing*    Int'l
                                                                   Portfolio  Portfolio     Fund    Cap       Markets       Fund
                                                                 ------------------------ ------------------------------------------
Survivorship Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                           $           -           -         -        -            -           -
            Capital Gains Distributions                                  2           -         -        -            -           -
                                                                 ------------------------ ------------------------------------------
              Total Income                                               2           -         -        -            -           -
                                                                 ------------------------ ------------------------------------------
          Expenses:
            Mortality and Expense Fees                                   -           -         -        -            -           -
            Contract Expense Charges                                    15           -         -        -            -           -
                                                                 ------------------------ ------------------------------------------
              Total Expenses                                            15           -         -        -            -           -
                                                                 ------------------------ ------------------------------------------
                 Investment Loss                                       (13)          -         -        -            -           -
                                                                 ------------------------ ------------------------------------------
          Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                         -           -         -        -            -           -
            Unrealized Appreciation (Depreciation)                       -           -         -        -            -           -
                                                                 ------------------------ ------------------------------------------
                 Net Gain (Loss)  on Investments                         -           -         -        -            -           -
                                                                 ------------------------ ------------------------------------------

                    Change in Net Assets from Operations     $         (13)          -         -        -            -           -
                                                                 ------------------------ ------------------------------------------

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations                     $           -          28         -        -            -          15
                                                                 ======================== ==========================================

                                                                Calamos     A I M Variable Insurance Seligman Portfolios
                                                                                     Funds
                                                             ------------ -------------------------- -------------------
                                                                           Dent *
                                                              Convertible  Demo      New *    Value*   Comm *   Capital *
                                                               Portfolio   Trends  Technology  Fund    Info    Portfolio     Total
                                                             ------------ -------------------------- -------------------- ----------
Survivorship Variable Universal Life:
      Investment Income:
          Income:
            Dividend Distributions                           $        -         -         -      -       -           -          77
            Capital Gains Distributions                               -         -         -      -       -           -          72
                                                             ------------ -------------------------- -------------------- ----------
              Total Income                                            -         -         -      -       -           -         149
                                                             ------------ -------------------------- -------------------- ----------
          Expenses:
            Mortality and Expense Fees                                -         -         -      -       -           -          37
            Contract Expense Charges                                  2         -         -      -       -           -       2,258
                                                             ------------ -------------------------- -------------------- ----------
              Total Expenses                                          2         -         -      -       -           -       2,295
                                                             ------------ -------------------------- -------------------- ----------
                 Investment Loss                                     (2)        -         -      -       -           -      (2,146)
                                                             ------------ -------------------------- -------------------- ----------
          Realized and Unrealized Gain on Investments:
            Realized Gain (Loss)                                      -         -         -      -       -           -          40
            Unrealized Appreciation (Depreciation)                    -         -         -      -       -           -       1,174
                                                             ------------ -------------------------- -------------------- ----------
                 Net Gain (Loss)  on Investments                      -         -         -      -       -           -       1,214
                                                             ------------ -------------------------- -------------------- ----------

                    Change in Net Assets from Operations     $       (2)        -         -      -       -           -        (932)
                                                             ------------ -------------------------- -------------------- ----------

Total Survivorship & Variable Universal Life -
    Change in Net Assets from Operations                     $        8         -         -      -       -           -       2,483
                                                             ============ ========================== ==================== ==========

* For the period May 3, 1999 (inception date) through December 31, 1999.

                 See accompanying Notes to Financial Statements


                 Kansas City Life Variable Life Separate Account
                       Statement of Changes in Net Assets
                 Year ended December 31, 1999 (except as noted)
                                 (in thousands)

                                                                                    Federated Insurance Series
                                                                      --------------------------------------------------
                                                                                      High
                                                                        American     Income      Int'l *       Prime
                                                                        Leaders       Bond       Small         Money
                                                                        Fund II      Fund II     Company       Fund II
                                                                      --------------------------------------------------
Variable Universal Life:
      Change in Net Assets from Operations:
          Investment Income (Loss)                           $             (158)        (57)            -          (655)
          Realized Gain (Loss)                                               20          (3)            -             -
          Unrealized Appreciation (Depreciation)                           (137)        (49)            -             -
                                                                      --------------------------------------------------
              Change in Net Assets from Operations                         (275)       (109)            -          (655)
                                                                      --------------------------------------------------

      Deposits                                                            1,156         373             -        10,447

      Payments and Withdrawals:
          Death Benefits                                                      -           -             -             -
          Withdrawals                                                       115         100             -           280
          Transfers (in) out                                               (594)        (18)            -         7,796
                                                                      --------------------------------------------------
              Payments and Withdrawals                                     (479)         82             -         8,076
                                                                      --------------------------------------------------

      Net Assets:
          Net Increase                                                    1,360         182             -         1,716
          Beginning of Year                                               2,304         857             -         1,594
                                                                      --------------------------------------------------

              End of Year                                    $            3,664       1,039             -         3,310
                                                                      --------------------------------------------------

                                                                                MFS Variable Insurance Trust
                                                        ----------------------------------------------------------------------------
                                                                        Emerging      Total                     Global
                                                          Research       Growth      Return         Bond        Gov'ts     Utilities
                                                           Series        Series      Series        Series       Series      Series
                                                        ----------------------------------------------------------------------------
Variable Universal Life:
      Change in Net Assets from Operations:
          Investment Income (Loss)                      $    (423)         (632)       (165)          (66)         (6)        (180)
          Realized Gain (Loss)                                108           183          11            (1)          -           19
          Unrealized Appreciation (Depreciation)              620         3,205         (43)          (13)         (3)         470
                                                        ----------------------------------------------------------------------------
              Change in Net Assets from Operations            305         2,756        (197)          (80)         (9)         309

      Deposits                                              1,220         1,667         487           159          21          782

      Payments and Withdrawals:
          Death Benefits                                        -             2           3             -           -            1
          Withdrawals                                         216           331         106            22           -           55
          Transfers (in) out                                  (10)       (1,068)       (169)          (89)         (5)        (341)
                                                        ----------------------------------------------------------------------------
              Payments and Withdrawals                        206          (735)        (60)          (67)         (5)        (285)
                                                        ----------------------------------------------------------------------------

      Net Assets:
          Net Increase                                      1,319         5,158         350           146          17        1,376
          Beginning of Year                                 2,864         3,281       1,135           324          35        1,490
                                                        ----------------------------------------------------------------------------

              End of Year                               $   4,183         8,439       1,485           470          52        2,866
                                                        ----------------------------------------------------------------------------

                                                                               American Century Variable Portfolios
                                                                      -------------------------------------------------------
                                                                           VP                                      VP
                                                                        Capital         VP          VP           Income
                                                                         Apprec       Int'l        Value        & Growth
                                                                      -------------------------------------------------------
Variable Universal Life:
      Change in Net Assets from Operations:
          Investment Income (Loss)                           $              (63)       (210)          (10)           (9)
          Realized Gain (Loss)                                                7          30             -             -
          Unrealized Appreciation (Depreciation)                            255       1,002           (19)           14
                                                                      -------------------------------------------------------
              Change in Net Assets from Operations                          199         822           (29)            5
                                                                      -------------------------------------------------------

      Deposits                                                              155         622            52            55

      Payments and Withdrawals:
          Death Benefits                                                      -           2             -             -
          Withdrawals                                                        33          42             -             -
          Transfers (in) out                                                (94)       (166)         (182)         (229)
                                                                      -------------------------------------------------------
              Payments and Withdrawals                                      (61)       (122)         (182)         (229)
                                                                      -------------------------------------------------------

      Net Assets:
          Net Increase                                                      415       1,566           205           289
          Beginning of Year                                                 365       1,191             -             -
                                                                      -------------------------------------------------------

              End of Year                                    $              780       2,757           205           289
                                                                      -------------------------------------------------------

                                                                                 Dreyfus Variable Investment Fund
                                                                      -------------------------------------------------------
                                                                                      Small
                                                                        Apprec.        Cap         Stock        Socially
                                                                       Portfolio    Portfolio      Index      Responsible
                                                                      -------------------------------------------------------
Variable Universal Life:
      Change in Net Assets from Operations:
          Investment Income (Loss)                           $             (346)       (440)       (1,225)            5
          Realized Gain (Loss)                                               41           8           177             2
          Unrealized Appreciation (Depreciation)                            218         604         1,223            40
                                                                      -------------------------------------------------------
              Change in Net Assets from Operations                          (87)        172           175            47

      Deposits                                                            1,099       1,380         4,276            48

      Payments and Withdrawals:
          Death Benefits                                                      -           -             2             -
          Withdrawals                                                       104          88           206             2
          Transfers (in) out                                             (1,029)         63        (2,353)         (386)
                                                                      -------------------------------------------------------
              Payments and Withdrawals                                     (925)        151        (2,145)         (384)
                                                                      -------------------------------------------------------

      Net Assets:
          Net Increase                                                    1,937       1,401         6,596           479
          Beginning of Year                                               1,687       2,367         4,671             -
                                                                      -------------------------------------------------------

              End of Year                                    $            3,624       3,768        11,267           479
                                                                      -------------------------------------------------------


                                                                         JP Morgan          Franklin Templeton Variable Products
                                                                 ------------------------ ------------------------------------------
                                                                                Small       Real *
                                                                    Equity     Company     Estate  Small *   Developing*    Int'l
                                                                   Portfolio  Portfolio     Fund    Cap       Markets       Fund
                                                                 ------------------------ ------------------------------------------
Variable Universal Life:
      Change in Net Assets from Operations:
          Investment Income (Loss)                           $          12           1         -       -            -          (5)
          Realized Gain (Loss)                                           -           -         -       -            -           -
          Unrealized Appreciation (Depreciation)                         1          27         -       -            -          20
                                                                 ------------------------ ------------------------------------------
              Change in Net Assets from Operations                      13          28         -       -            -          15

      Deposits                                                          31          21         -       -            -          28

      Payments and Withdrawals:
          Death Benefits                                                 -           -         -       -            -           -
          Withdrawals                                                    -           -         -       -            -           -
          Transfers (in) out                                           (83)       (197)        -       -            -        (216)
                                                                 ------------------------ ------------------------------------------
              Payments and Withdrawals                                 (83)       (197)        -       -            -        (216)
                                                                 ------------------------ ------------------------------------------

      Net Assets:
          Net Increase                                                 127         246         -       -            -         259
          Beginning of Year                                              -           -         -       -            -           -
                                                                 ------------------------ ------------------------------------------

              End of Year                                    $         127         246         -       -            -         259
                                                                 ------------------------ ------------------------------------------

                                                                Calamos     A I M Variable Insurance Seligman Portfolios
                                                                                     Funds
                                                             ------------ -------------------------- -------------------
                                                                           Dent *
                                                              Convertible  Demo      New *    Value*   Comm *   Capital *
                                                               Portfolio   Trends  Technology  Fund    Info    Portfolio     Total
                                                             ------------ -------------------------- -------------------- ----------
Variable Universal Life:
      Change in Net Assets from Operations:
          Investment Income (Loss)                           $        -        -         -        -       -           -    (4,632)
          Realized Gain (Loss)                                        -        -         -        -       -           -       602
          Unrealized Appreciation (Depreciation)                     10        -         -        -       -           -     7,445
                                                             ------------ -------------------------- -------------------- ----------
              Change in Net Assets from Operations                   10        -         -        -       -           -     3,415
                                                             ------------ -------------------------- -------------------- ----------

      Deposits                                                        8        -         -        -       -           -    24,087

      Payments and Withdrawals:
          Death Benefits                                              -        -         -        -       -           -        10
          Withdrawals                                                 -        -         -        -       -           -     1,700
          Transfers (in) out                                       (242)       -         -        -       -           -       388
                                                             ------------ -------------------------- -------------------- ----------
              Payments and Withdrawals                             (242)       -         -        -       -           -     2,098
                                                             ------------ -------------------------- -------------------- ----------

      Net Assets:
          Net Increase                                              260        -         -        -       -           -    25,404
          Beginning of Year                                           -        -         -        -       -           -    24,165
                                                             ------------ -------------------------- -------------------- ----------

              End of Year                                    $      260        -         -        -       -           -    49,569
                                                             ------------ -------------------------- -------------------- ----------



* For the period May 3, 1999 (inception date) through December 31, 1999.

                 See accompanying Notes to Financial Statements


                 Kansas City Life Variable Life Separate Account
                       Statement of Changes in Net Assets
                 Year ended December 31, 1999 (except as noted)
                                 (in thousands)

                                                                                    Federated Insurance Series
                                                                      --------------------------------------------------
                                                                                      High
                                                                        American     Income      Int'l *       Prime
                                                                        Leaders       Bond       Small         Money
                                                                        Fund II      Fund II     Company       Fund II
                                                                      --------------------------------------------------
Survivorship Variable Universal Life:

      Change in Net Assets from Operations:
          Investment Loss                                    $              (48)        (10)            -        (1,208)
          Realized Gain (Loss)                                               (1)          -             -             -
          Unrealized Appreciation (Depreciation)                            (12)         (3)            -             -
                                                                      --------------------------------------------------
              Change in Net Assets from Operations                          (61)        (13)            -        (1,208)

      Deposits                                                              205          38             -         3,940

      Payments and Withdrawals:
          Death Benefits                                                      -           -             -             -
          Withdrawals                                                         -           -             -             -
          Transfers (in) out                                               (213)        (86)            -         2,325
                                                                      --------------------------------------------------
              Payments and Withdrawals                                     (213)        (86)            -         2,325
                                                                      --------------------------------------------------

      Net Assets:
          Net Increase                                                      357         111             -           407
          Beginning of Year                                                 203          59             -           469
                                                                      --------------------------------------------------

              End of Year                                                   560         170             -           876
                                                                      --------------------------------------------------

Total Survivorship & Variable Universal Life -
    End of Year                                              $            4,224       1,209             -         4,186
                                                                      ==================================================

                                                                                MFS Variable Insurance Trust
                                                        ----------------------------------------------------------------------------
                                                                        Emerging      Total                     Global
                                                          Research       Growth      Return         Bond        Gov'ts     Utilities
                                                           Series        Series      Series        Series       Series      Series
                                                        ----------------------------------------------------------------------------
Survivorship Variable Universal Life:

      Change in Net Assets from Operations:
          Investment Loss                              $      (83)       (126)          (28)          (36)          -          (38)
          Realized Gain (Loss)                                  4          11             1             1           -            4
          Unrealized Appreciation (Depreciation)              109         457            (5)           (5)          -           68
                                                        ----------------------------------------------------------------------------
              Change in Net Assets from Operations             30         342           (32)          (40)          -           34

      Deposits                                                237         349            90           109           -          132

      Payments and Withdrawals:
          Death Benefits                                        -           -             -             -           -            -
          Withdrawals                                           1           -            11             -           -           12
          Transfers (in) out                                 (135)       (268)          (52)          (37)          -         (213)
                                                        ----------------------------------------------------------------------------
              Payments and Withdrawals                       (134)       (268)          (41)          (37)          -         (201)
                                                        ----------------------------------------------------------------------------

      Net Assets:
          Net Increase                                        401         959            99           106           -          367
          Beginning of Year                                   332         357           183            52           -          125
                                                        ----------------------------------------------------------------------------

              End of Year                                     733       1,316           282           158           -          492
                                                        ----------------------------------------------------------------------------

Total Survivorship & Variable Universal Life -
    End of Year                                         $   4,916       9,755         1,767           628          52        3,358
                                                        ============================================================================

                                                                               American Century Variable Portfolios
                                                                      -------------------------------------------------------
                                                                           VP                                      VP
                                                                        Capital         VP          VP           Income
                                                                         Apprec       Int'l        Value        & Growth
                                                                      -------------------------------------------------------
Survivorship Variable Universal Life:

      Change in Net Assets from Operations:
          Investment Loss                                    $              (10)        (35)           (3)          (11)
          Realized Gain (Loss)                                                -           1             1             -
          Unrealized Appreciation (Depreciation)                             22          86            (2)            5
                                                                      -------------------------------------------------------
              Change in Net Assets from Operations                           12          52            (4)           (6)

      Deposits                                                               25          95             8            36

      Payments and Withdrawals:
          Death Benefits                                                      -           -             -             -
          Withdrawals                                                         -           -             -             -
          Transfers (in) out                                                  -         (24)          (10)          (91)
                                                                      -------------------------------------------------------
              Payments and Withdrawals                                        -         (24)          (10)          (91)
                                                                      -------------------------------------------------------

      Net Assets:
          Net Increase                                                       37         171            14           121
          Beginning of Year                                                  25          72             -             -
                                                                      -------------------------------------------------------

              End of Year                                                    62         243            14           121
                                                                      -------------------------------------------------------

Total Survivorship & Variable Universal Life -
    End of Year                                              $              842       3,000           219           410
                                                                      =======================================================

                                                                                 Dreyfus Variable Investment Fund
                                                                      -------------------------------------------------------
                                                                                      Small
                                                                        Apprec.        Cap         Stock        Socially
                                                                       Portfolio    Portfolio      Index      Responsible
                                                                      -------------------------------------------------------
Survivorship Variable Universal Life:

      Change in Net Assets from Operations:
          Investment Loss                                    $              (86)        (70)         (339)            -
          Realized Gain (Loss)                                                5           4             9             -
          Unrealized Appreciation (Depreciation)                             44          84           326             -
                                                                      -------------------------------------------------------
              Change in Net Assets from Operations                          (37)         18            (4)            -

      Deposits                                                              251         182           972             1

      Payments and Withdrawals:
          Death Benefits                                                      -           -             -             -
          Withdrawals                                                         1           1             -             -
          Transfers (in) out                                               (231)        (50)         (666)          (12)
                                                                      -------------------------------------------------------
              Payments and Withdrawals                                     (230)        (49)         (666)          (12)
                                                                      -------------------------------------------------------

      Net Assets:
          Net Increase                                                      444         249         1,634            13
          Beginning of Year                                                 295         290         1,073             -
                                                                      -------------------------------------------------------

              End of Year                                                   739         539         2,707            13
                                                                      -------------------------------------------------------

Total Survivorship & Variable Universal Life -
    End of Year                                              $            4,363       4,307        13,974           492
                                                                      =======================================================

                                                                         JP Morgan          Franklin Templeton Variable Products
                                                                 ------------------------ ------------------------------------------
                                                                                Small       Real *
                                                                    Equity     Company     Estate  Small *   Developing*    Int'l
                                                                   Portfolio  Portfolio     Fund    Cap       Markets       Fund
                                                                 ------------------------ ------------------------------------------
Survivorship Variable Universal Life:

      Change in Net Assets from Operations:
          Investment Loss                                    $         (13)          -         -        -            -           -
          Realized Gain (Loss)                                           -           -         -        -            -           -
          Unrealized Appreciation (Depreciation)                         -           -         -        -            -           -
                                                                 ------------------------ ------------------------------------------
              Change in Net Assets from Operations                     (13)          -         -        -            -           -

      Deposits                                                          50           -         -        -            -           1

      Payments and Withdrawals:
          Death Benefits                                                 -           -         -        -            -           -
          Withdrawals                                                    -           -         -        -            -           -
          Transfers (in) out                                           (79)          -         -        -            -          (4)
                                                                 ------------------------ ------------------------------------------
              Payments and Withdrawals                                 (79)          -         -        -            -          (4)
                                                                 ------------------------ ------------------------------------------

      Net Assets:
          Net Increase                                                 116           -         -        -            -           5
          Beginning of Year                                              -           -         -        -            -           -
                                                                 ------------------------ ------------------------------------------

              End of Year                                              116           -         -        -            -           5
                                                                 ------------------------ ------------------------------------------

Total Survivorship & Variable Universal Life -
    End of Year                                              $         243         246         -        -            -         264
                                                                 ======================== ==========================================

                                                                Calamos     A I M Variable Insurance Seligman Portfolios
                                                                                     Funds
                                                             ------------ -------------------------- -------------------
                                                                           Dent *
                                                              Convertible  Demo      New *    Value*   Comm *   Capital *
                                                               Portfolio   Trends  Technology  Fund    Info    Portfolio     Total
                                                             ------------ -------------------------- -------------------- ----------
Survivorship Variable Universal Life:

      Change in Net Assets from Operations:
          Investment Loss                                    $      (2)        -         -        -       -           -     (2,146)
          Realized Gain (Loss)                                       -         -         -        -       -           -         40
          Unrealized Appreciation (Depreciation)                     -         -         -        -       -           -      1,174
                                                             ------------ -------------------------- -------------------- ----------
              Change in Net Assets from Operations                  (2)        -         -        -       -           -       (932)

      Deposits                                                       8         -         -        -       -           -      6,729

      Payments and Withdrawals:
          Death Benefits                                             -         -         -        -       -           -          -
          Withdrawals                                                -         -         -        -       -           -         26
          Transfers (in) out                                         -         -         -        -       -           -        154
                                                             ------------ -------------------------- -------------------- ----------
              Payments and Withdrawals                               -         -         -        -       -           -        180
                                                             ------------ -------------------------- -------------------- ----------

      Net Assets:
          Net Increase                                               6         -         -        -       -           -      5,617
          Beginning of Year                                          -         -         -        -       -           -      3,535
                                                             ------------ -------------------------- -------------------- ----------

              End of Year                                            6         -         -        -       -           -      9,152
                                                             ------------ -------------------------- -------------------- ----------

Total Survivorship & Variable Universal Life -
    End of Year                                              $     266         -         -        -       -           -     58,721
                                                             ============ ========================== ==================== ==========


* For the period May 3, 1999 (inception date) through December 31, 1999.

                 See accompanying Notes to Financial Statements

                 Kansas City Life Variable Life Separate Account
                          Notes to Financial Statements



1.   Organization and Significant Accounting Policies

     Organization

Kansas City Life Variable Life Separate Account, marketed as Century II Variable Universal Life and Century II Survivorship Variable Universal Life, (the Account) is a separate account of Kansas City Life Insurance Company (KCL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL's other assets and liabilities. The portion of the Accounts' assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts of nine series-type mutual funds, as listed below, or into KCL's Fixed Account.

Federated Insurance Series
American Leaders Fund II                Long-term growth of capital and income by investing primarily in equity securities of large companies that are in the top 25 percent of their industry sectors

High Income Bond Fund II                High current income by investing in high-yield, lower-rated corporate bonds (also known as
                                        "junk bonds")

International Small Company             Long-term growth of capital by investing in equity securities of
Fund II                                 smaller foreign companies

Prime Money Fund II                     Current income with stability of principal and liquidity by investing in short-term, high-quality fixed income securities

MFS Variable Insurance Trust
Research Series                         Long-term growth of capital and future income by investing in common stocks of companies having favorable prospects for long-term growth

Emerging Growth Series                  Long-term growth of capital by investing in common stocks of emerging growth companies

Total Return Series                     Income and opportunities for growth of capital and income by investing in a combination of equity and fixed income securities

Bond Series                             Current income and protection of shareholders' capital by investing in fixed income securities

Global Governments Series               Income and capital appreciation by investing in U.S. and foreign governments securities

Utilities Series                        Capital growth and current income by investing in equity and debt securities of domestic and foreign companies in the utilities industry

                 Kansas City Life Variable Life Separate Account
                    Notes to Financial Statements (continued)


American Century Variable Portfolios
VP Capital Appreciation                 Capital growth by investing in common stocks of growing companies

VP International                        Capital growth by investing in stocks of growing foreign companies

VP Value                                Long-term capital growth and income by investing in stocks of companies believed to be undervalued

VP Income and Growth                    Capital growth by investing in common stocks primarily from the largest 1,500 publicly traded U.S. companies

Dreyfus Variable Investment Fund
Appreciation Portfolio                  Long-term capital growth and income by investing in common stocks of large "blue chip"
                                        companies

Small Cap Portfolio                     Capital appreciation by investing in common stock of small U.S. and foreign companies

Dreyfus Stock Index Fund                Match the total return of the Standard & Poor's (S&P) 500 Composite Stock Price Index by
                                        investing in all 500 stocks in the S&P 500 in proportion to their weighting in the index

The Dreyfus Socially Responsible        Capital growth and current income by investing in common stocks
Growth Fund, Inc.                       of companies that meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the qualify of life in America

J.P. Morgan Series Trust II
U.S. Disciplined Equity Portfolio       High total return by investing in large and medium U.S. companies, with industry weighting similar to those of the S&P 500

Small Company Portfolio                 High total return by investing in small and medium U.S. companies, as typically represented by the Russell 2000 Index

Franklin Templeton Variable Products Series Fund

Franklin Real Estate Fund               Capital appreciation and current income by investing in securities of companies operating in the real estate industry

Franklin Small Cap Fund                 Long-term capital growth by investing in equity securities of small U.S. companies

Templeton Developing Markets            Long-term capital appreciation by investing in emerging market Equity Securities Fund equity securities

Templeton International Securities      Long-term capital growth by investing in equity securities of
 Fund                                   companies located outside the U.S.


                 Kansas City Life Variable Life Separate Account
                    Notes to Financial Statements (continued)


Calamos Advisors Trust
Convertible Portfolio                   Current income and capital appreciation by investing in a diversified portfolio of convertible securities

A I M Variable Insurance Funds
V.I. Dent Demographic                   Long-term growth of capital by investing in securities of companies
Trends Fund                             that are likely to benefit from changing demographic, economic and lifestyle trends

V.I. New Technology Fund                Long-term growth of capital by investing at least 65% of its total net assets in equity securities of technology and science
                                        companies

V.I. Value Fund                         Long-term growth of capital and income by investing in equity securities of companies believed to be undervalued

Seligman Portfolios, Inc.
Communications and Information          Capital gain by investing in securities of companies operating in
Portfolio                               the communications, information and related industries

Capital Portfolio                       Capital appreciation by investing in common stocks of medium-sized U.S. companies displaying a proven track record and strong management


     Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Reinvestment of Dividends

Interest and dividend income and capital gains distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount. Capital gains distributions are recorded as income on the date earned.

     Federal Income Taxes

The operations of the Account form a part of, and are taxed with, the operations of KCL, which is taxed as a life insurance company under the Internal Revenue Code. As a result, the net asset values of the subaccounts are not affected by federal income taxes on income distributions received by the subaccounts.



                 Kansas City Life Variable Life Separate Account
                    Notes to Financial Statements (continued)


Investment Valuation

Investments in mutual fund shares are carried in the statement of net assets at quoted market value (NAV of the underlying mutual fund). The average cost method is used to determine realized gains and losses. Transactions are recorded on a trade date basis.

The aggregate cost of purchases and proceeds from sales were as follows:



                                                 Cost of            Proceeds
2000:                                           Purchases          from Sales
                                                        (in thousands)

American Leaders Fund II                       $   2,723              1,937
High Income Bond Fund II                           1,015                835
International Small Company                           77                 22
Prime Money Fund II                               26,516             26,127
MFS Research Series                                3,320              1,669
MFS Emerging Growth Series                         8,516              3,549
MFS Total Return Series                              965                697
MFS Bond Series                                      453                394
MFS Global Governments Series                         86                 23
MFS Utilities Series                               3,840              1,278
ACI VP Capital Appreciation                        1,479                483
ACI VP International                               3,587              1,580
ACI VP Value                                         365                185
ACI VP Income and Growth                             952                450
Dreyfus Appreciation Portfolio                     2,688              1,858
Dreyfus Small Cap Portfolio                        5,895              1,701
Dreyfus Stock Index Fund                          11,553              7,237
Dreyfus Socially Responsible Growth Fund           1,028                289
JP Morgan U.S. Disciplined Equity Portfolio          793                233
JP Morgan Small Company Portfolio                    918                172
Franklin Real Estate Fund                              9                  0
Franklin Small Cap Fund                              281                 60
Templeton Developing Markets Securities Fund          32                 13
Templeton International Securities Fund              650                116
Calamos Convertible Portfolio                        966                238
A I M V.I. Dent Demographic Trends Fund              478                230
A I M V.I. New Technology Fund                       123                 19
A I M V.I. Value                                     260                102
Seligman Capital Portfolio                           356                 17
Seligman Communications and Information Portfolio    387                176


                Kansas City Life Variable Life Separate Account
                    Notes to Financial Statements (continued)


                                                 Cost of            Proceeds
1999:                                           Purchases          from Sales
                                                       (in thousands)

American Leaders Fund II                       $   3,411              1,564
High Income Bond Fund II                             910                562
Prime Money Fund II                               23,544             21,421
MFS Research Series                                2,437              1,558
MFS Emerging Growth Series                         4,598              2,337
MFS Total Return Series                            1,149                664
MFS Bond Series                                      458                188
MFS World Governments Series                          39                 19
MFS Utilities Series                               2,177                995
ACI VP Capital Appreciation                          377                209
ACI VP International                               1,375                757
ACI VP Value                                         306                 67
ACI VP Income and Growth                             480                 89
Dreyfus Capital Appreciation Portfolio             3,675              1,602
Dreyfus Small Cap Portfolio                        2,798              1,848
Dreyfus Stock Index Fund                          11,267              4,772
Dreyfus Socially Responsible Fund                    603                153
JP Morgan Equity Portfolio                           427                185
JP Morgan Small Company Portfolio                    226                  7
Templeton International Fund                         254                 10
Calamos Convertible Portfolio                        264                  8



2.   Variable Life Contract Charges

KCL deducts an administrative fee for each contract of $26 per month for the first 12 months and $6 per month thereafter. An additional deduction of $20 per month is made for the 12 contract months following an increase in specified amount. A deduction for insurance costs also is made monthly and is based on the insured's attained age, sex, risk class, specified amount, supplemental benefit, rider benefits, contract value and the number of completed policy years. Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9 percent of the asset value of each contract.

A premium expense charge for premium taxes of 2.25 percent of premium receipts is deducted from each premium receipt prior to their transfer to the separate accounts. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against certain withdrawals during the first 15 years of the contract. During 2000, $900,000 ($654,000 -
1999) was assessed in surrender charges and other contract charges totaled $8,149,000 ($5,585,000 - 1999).



                 Kansas City Life Variable Life Separate Account
                    Notes to Financial Statements (continued)


3.   Survivorship Variable Life Contract Charges

KCL deducts a monthly administrative fee for each contract of $7.50 plus $.02 per $1,000 of the total amount insured per month for all contracts. An additional fee of $12.50 per month is charged for the first five contract years. A deduction for insurance costs also is made monthly and is based on the insured's attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years. Mortality and expense risks assumed by KCL are compensated for by a fee equivalent to 0.625 percent of the average daily net assets of each contract.

A sliding premium expense charge, which varies by contract year for the first 20 years, is deducted from each target and excess premium payment.

In addition, a 4.85 percent premium processing charge is deducted from each premium payment for all contract years. Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

The plan has no contingent deferred sales charge. During 2000, other contract charges totaled $2,910,000 ($2,295,000 - 1999).


Report of Independent Auditors

The Contract Owners
Kansas City Life Variable Life Separate Account and
The Board of Directors
Kansas City Life Insurance Company

We have audited the accompanying statements of operations and changes in net assets of Kansas City Life Variable Life Separate Account (the Account)
(comprised of the individual subaccounts as indicated therein) for the year ended December 31, 1999, except for those individual series operating for portions of such period as disclosed in the financial statements. These financial statements are the responsibility of Kansas City Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1999 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and changes in net assets of Kansas City Life Variable Life Separate Account for period described above in conformity with accounting principles generally accepted in the United States.


/s/Ernst & Young LLP
Ernst & Young LLP


Kansas City, Missouri
March 31, 2000



                          Independent Auditors' Report



The Contract Owners
Kansas City Life Variable Life Separate Account and
The Board of Directors
Kansas City Life Insurance Company:



We have audited the accompanying statement of net assets of Kansas City Life Variable Life Separate Account (the Account) (comprised of the individual subaccounts as indicated therein) as of December 31, 2000 and the related statements of operations and changes in net assets for the year then ended, except for those individual series operating for portions of such period as disclosed in the financial statements. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Variable Life Separate Account as of December 31, 2000 and the results of its operations and its changes in net assets for the years for the periods described above in conformity with accounting principles generally accepted in the United States of America.

                                    KPMG LLP



April 6, 2001



          Supplement Dated May 1, 2001 to Prospectus Dated May 1, 2001
                   Kansas City Life Variable Life Separate Account
                            Survivorship VUL Contract
                                    Illinois


For Contracts sold in the state of Illinois, we change the Prospectus as follows:

o Delete the Guaranteed Minimum Death Benefit Option described in the Prospectus and replace any reference to or discussion of the Guaranteed
     Minimum Death Benefit with the following description of the Guaranteed Monthly Premium and Guaranteed Payment Period.

The Guaranteed Payment Period and Guaranteed Monthly Premium provisions guarantee that your policy will remain in effect for five years following the Contract Date, provided that you meet the Guaranteed Monthly Premium requirement. The Guaranteed Payment Period and Guaranteed Monthly Premium provisions are part of each Contract and we do not charge for these provisions. Unlike the Guaranteed Minimum Death Benefit described in the Prospectus, the Guaranteed Payment Period and Guaranteed Monthly Premium provisions apply to the Additional Insurance Amount and these provisions are available regardless of which Coverage Option and riders you select. These provisions will not terminate if certain riders are deleted, if the Coverage Option is changed or if the amount of Additional Insurance Amount is changed. The illustrations in the Prospectus assume that you have met the Guaranteed Monthly Premium requirement.

The Guaranteed Monthly Premium and Guaranteed Payment Period provisions operate as follows:
Guaranteed Payment Period --The five years following the Contract Date of the Contract, during which one of the following conditions must exist to prevent your Contract from lapsing: (1) the Cash Surrender Value of this Contract on a Monthly Anniversary Date must be sufficient to cover the Monthly Deduction for the month beginning on that Monthly Anniversary Date; or (2) total Premiums paid must be equal to or greater than the Guaranteed Monthly Premium times the number of Monthly Anniversary Dates that the Contract has been in force, plus the amount of current indebtedness and the total amount of partial surrenders.

Guaranteed Monthly Premiums--If you pay the Guaranteed Monthly Premium, your Contract will not lapse during the Guaranteed Payment Period. The Guaranteed Monthly Premium will change for the remainder of the Guaranteed Payment Period if you increase the Additional Insurance Amount, add or delete any riders. A decrease in the Total Sum Insured will not decrease the Guaranteed Monthly Premium during the Guaranteed Payment Period. We show the initial Guaranteed Monthly Premium in the Contract.

                                     (over)

o The Grace Period provision in the Contract is also impacted by the fact that the Guaranteed Payment Period and Guaranteed Monthly Premium are applicable, rather than the Guaranteed Death Benefit. Replace any reference to or discussion of the Grace Period with the following description. The Grace Period operates as follows:

          Grace Period--The conditions which will result in your Contract lapsing will vary, as follows, depending on whether the Guaranteed Payment Period has expired.

          During the Guaranteed Payment Period: A Grace Period begins if on any Monthly Anniversary Day the Cash Surrender Value will not cover the Monthly Deduction on that Monthly Anniversary Day and if the accumulated Premiums paid as of each Monthly Anniversary Day are less than:
                         X + Y + Z
          "X" is the accumulated Guaranteed Monthly Premium in effect on each Monthly Anniversary Day that the Contract is in force based on the coverage in force for that month.
         "Y" is the amount of current indebtedness.
         "Z" is the total amount of partial surrenders.

          A 61-day Grace Period begins on the day we mail notice of the Premium required to keep this Contract in force. The Premium required to keep this Contract in force will be an amount equal to the lesser of: (1) the amount by which X + Y + Z is greater than the accumulated Premiums paid as of the Monthly Anniversary Date on which the Grace Period began; and (2) an amount sufficient to provide a Cash Surrender Value equal to three Monthly Deductions.

          After the Guaranteed Payment Period: A Grace Period begins if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction on that Monthly Anniversary Day.

          A 61-day Grace Period will begin on the day we mail notice of the Premium required to keep this Contract in force. You must pay a total Premium sufficient to provide a Cash Surrender Value equal to the next three Monthly Deductions during the Grace Period to keep this Contract in force.

          This Contract will terminate without value if you do not pay sufficient Premium by the end of the Grace Period.

          If the last surviving Insured dies during the Grace Period, we will deduct any past due Monthly Deductions from the Death Benefit proceeds.


o We limit scheduled increases to the Additional Insurance Amount to between 0-10% instead of between 0-25%.




          Supplement Dated May 1, 2001 to Prospectus Dated May 1, 2001
                   Kansas City Life Variable Life Separate Account
                            Survivorship VUL Contract
                                  Massachusetts


For Contracts sold in the state of Massachusetts, we change the Prospectus as follows:

o Delete the Guaranteed Minimum Death Benefit Option described in the Prospectus and replace any reference to or discussion of the Guaranteed
     Minimum Death Benefit with the following description of the Guaranteed Monthly Premium and Guaranteed Payment Period.

The Guaranteed Payment Period and Guaranteed Monthly Premium guarantee that your Contract will remain in effect for five years following the Issue Date if you meet the Guaranteed Monthly Premium requirement. The Guaranteed Payment Period and Guaranteed Monthly Premium are part of each Contract and we do not charge for these provisions. Unlike the Guaranteed Minimum Death Benefit described in the Prospectus, the Guaranteed Payment Period and Guaranteed Monthly Premium provisions apply to the Additional Insurance Amount and these provisions are available regardless of which Coverage Option and riders you select. These provisions will not terminate if certain riders are deleted, if the Coverage Option is changed or if the amount of Additional Insurance Amount is changed. The illustrations in the Prospectus assume that you have met the Guaranteed Monthly Premium requirement.

The Guaranteed Monthly Premium and Guaranteed Payment Period provisions operate as follows:

Guaranteed Payment Period --The five years following the Issue Date of the Contract, during which one of the following conditions must exist to prevent your Contract from lapsing:

(1) the Cash Surrender Value of this Contract on a Monthly Anniversary Date must be sufficient to cover the Monthly Deduction for the month beginning on that Monthly Anniversary Date ; or

(2) total Premiums paid must be equal to or greater than the Guaranteed Monthly Premium times the number of Monthly Anniversary Dates that the Contract has been in force, plus the amount of current indebtedness and the total amount of partial surrenders.

Guaranteed Monthly Premiums--If you pay the Guaranteed Monthly Premium, your Contract will not lapse during the Guaranteed Payment Period. The Guaranteed Monthly Premium will change for the remainder of the Guaranteed Payment Period if you increase the Additional Insurance Amount, add or delete any riders. A decrease in the Total Sum Insured will not decrease the Guaranteed Monthly Premium during the Guaranteed Payment Period. We show the initial Guaranteed Monthly Premium in the Contract.

                                                        (over)

o The Grace Period provision in the Contract is also impacted by the fact that the Guaranteed Payment Period and Guaranteed Monthly Premium are applicable, rather than the Guaranteed Death Benefit. Replace any reference to or discussion of the Grace Period with the following description. The Grace Period operates as follows:

Grace Period--The conditions which will result in your Contract lapsing will vary, as follows, depending on whether the Guaranteed Payment Period has expired.

     During the Guaranteed Payment Period : A Grace Period begins if on any Monthly Anniversary Day the Cash Surrender Value will not cover the Monthly Deduction on that Monthly Anniversary Day and if the accumulated Premiums paid as of each Monthly Anniversary Day are less than:
                         X + Y + Z
     "X" is the accumulated Guaranteed Monthly Premium in effect on each Monthly Anniversary Day that the Contract is in force based on the coverage in force for that month.
         "Y" is the amount of current indebtedness.
         "Z" is the total amount of partial surrenders.

     A 61-day Grace Period begins on the day we mail notice of the Premium required to keep this Contract in force. The Premium required to keep this Contract in force will be an amount equal to the lesser of: (1) the amount by which X + Y + Z is greater than the accumulated Premiums paid as of the Monthly Anniversary Date on which the Grace Period began; and (2) an amount sufficient to provide a Cash Surrender Value equal to three Monthly Deductions.

     After the Guaranteed Payment Period: A Grace Period begins if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction on that Monthly Anniversary Day.

     A 61-day Grace Period will begin on the day we mail notice of the Premium required to keep this Contract in force. You must pay a total Premium sufficient to provide a Cash Surrender Value equal to the next three Monthly Deductions during the Grace Period to keep this Contract in force.

     This Contract will terminate without value if you do not pay sufficient Premium by the end of the Grace Period.

     If the last surviving Insured dies during the Grace Period, we will deduct any past due Monthly Deductions from the Death Benefit proceeds.

o The term "Issue Date" replaces any reference in the prospectus to "Contract Date."

o We limit scheduled increases to the Additional Insurance Amount to between 0-10% instead of between 0-25%.



          Supplement Dated May 1, 2001 to Prospectus Dated May 1, 2001
                 Kansas City Life Variable Life Separate Account
                            Survivorship VUL Contract
                                    Maryland


For Contracts sold in the state of Maryland, we change the Prospectus as follows:

o Delete the Guaranteed Minimum Death Benefit Option described in the Prospectus and replace any reference to or discussion of the Guaranteed Minimum Death Benefit with the following description of the No-Lapse Guaranteed Monthly Premium and No-Lapse Guaranteed Payment Period.

     The No-Lapse Guaranteed Payment Period and No-Lapse Guaranteed Monthly Premium provisions guarantee that your policy will remain in effect for five years following the Contract Date, if you meet the No-Lapse Guaranteed Monthly Premium requirement. The No-Lapse Guaranteed Payment Period and No-Lapse Guaranteed Monthly Premium are part of each Contract and we do not charge for these provisions. Unlike the Guaranteed Minimum Death Benefit described in the Prospectus, the No-Lapse Guaranteed Payment Period and No-Lapse Guaranteed Monthly Premium provisions apply to the Additional Insurance Amount and these provisions are available regardless of which Coverage Option and riders you select. These provisions will not terminate if certain riders are deleted, if the Coverage Option is changed or if the amount of Additional Insurance Amount is changed. The illustrations in the prospectus assume that you have met the No-Lapse Guaranteed Monthly Premium requirement.

     The No-Lapse Guaranteed Monthly Premium and No-Lapse Guaranteed Payment Period provisions operate as follows:

     No-Lapse Guaranteed Payment Period - The five years following the Contract Date of the Contract, during which one of the following conditions must exist to prevent your Contract from lapsing:

(1) the Cash Surrender Value of this Contract on a Monthly Anniversary Date must be sufficient to cover the Monthly Deduction for the month beginning on that Monthly Anniversary Date; or
(2) total Premiums paid must be equal to or greater than the No-Lapse Guaranteed Monthly Premium times the number of Monthly Anniversary Dates that the Contract has been in force, plus the amount of current indebtedness and the total amount of partial surrenders.

     No-Lapse Guaranteed Monthly Premium - If you pay the No-Lapse Guaranteed Monthly Premium, your Contract will not lapse during the No-Lapse Guaranteed Payment Period. The No-Lapse Guaranteed Monthly Premium will change for the remainder of the No-Lapse Guaranteed Payment Period if you increase the Additional Insurance Amount, add or delete any riders. A decrease in the Total Sum Insured will not decrease the No-Lapse Guaranteed Monthly Premium during the Guaranteed Payment Period. We show the initial No-Lapse Guaranteed Monthly Premium in the Contract.

o The Grace Period provision in the Contract is also impacted by the fact that the No-Lapse Guaranteed Payment Period and No-Lapse Guaranteed Monthly Premium are applicable, rather than the Guaranteed Death Benefit. Replace any reference to or discussion of the Grace Period with the following description. The Grace Period operates as follows:

     Grace Period - The conditions which will result in your Contract lapsing will vary, as follows, depending on whether the No-Lapse Guaranteed Payment Period has expired.

     During the No-Lapse Guaranteed Payment Period: A Grace Period begins if on any Monthly Anniversary Day the Cash Surrender Value will not cover the Monthly Deduction on that Monthly Anniversary Day and if the accumulated Premiums paid as of each Monthly Anniversary Day are less than:

                                    X + Y + Z

     "X" is the accumulated No-Lapse Guaranteed Monthly Premium in effect on each Monthly Anniversary Day that the Contract is in force based on the coverage in force for that month.
     "Y" is the amount of current indebtedness.
     "Z" is the total amount of partial surrenders.

     A 61-day Grace Period begins on the day we mail notice of the Premium required to keep this Contract in force. The Premium required to keep this Contract in force will be an amount equal to the lesser of: (1) the amount by which X + Y + Z is greater than the accumulated Premiums paid as of the Monthly Anniversary Date on which the Grace Period began; and (2) an amount sufficient to provide a Cash Surrender Value equal to three Monthly Deductions.

     After the No-Lapse Guaranteed Payment Period: A Grace Period begins if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction on that Monthly Anniversary Day.

     A 61-day Grace Period will begin on the day we mail notice of the Premium required to keep this Contract in force. You must pay a total Premium sufficient to provide a Cash Surrender Value equal to the next three Monthly Deductions during the Grace Period to keep this Contract in force.

     This Contract will terminate without value if you do not pay sufficient Premium by the end of the Grace Period.

     If the last surviving Insured dies during the Grace Period, we will deduct any past due Monthly Deductions from the Death Benefit proceeds.

o We limit scheduled increases to the Additional Insurance Amount to between 0 - 10% instead of between 0 - 25%.


                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents: The facing sheet.
     The prospectus consisting of 100 pages.
     Undertaking to file reports.
     Rule 484 undertaking.
     Representations relating to fees and charges.
     The signatures.
     Written consents of the following persons:
      (a) C. John Malacarne, Esq.
      (b) Mark A. Milton, Senior Vice President and Associate Actuary
      (c) Sutherland Asbill & Brennan LLP
      (d) Independent Auditors

     The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

1.A. (1) Resolutions of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account.1
     (2) Not applicable.
     (3)  Distributing Contracts:
          (a) Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc..1
          (b) Not applicable.
          (c) Schedule of Sales Commissions.3
     (4)  Not applicable.
     (5)  (a) Specimen Contract Form.3
          (b) Contract Split Option Rider.3
          (c) Joint First to Die Term Life Insurance Rider.3

          (d) Joint Survivorship Four-Year Term Life Insurance Rider.3

     (6) (a) Articles of Incorporation of Bankers Life Association of Kansas City.1

          (b) Restated Articles of Incorporation of Kansas City Life Insurance Company.1

          (c) By-Laws of Kansas City Life Insurance Company.1

     (7) Not applicable.

     (8) (a) Agreement between Kansas City Life Insurance Company, MFS Variable Insurance Trust, and Massachusetts Financial Services Company.1

          (b)  Agreement  between  Kansas  City  Life  Insurance  Company,   TCI
               Portfolios, Inc. and Investors Research Corporation.1

          (c) Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp.1

          (d) Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc.3

          (e) Agreement between Kansas City Life Insurance Company and J.P. Morgan Series Trust II. 4

          (f) Amended and Restated Agreement between Kansas City Life Insurance Company and each of Calamos Insurance Trust, Calamos Asset Management, Inc. and Calamos Financial Services, Inc.5

          (g) Form of Participation Agreement between Kansas City Life Insurance Company and each of Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. 6

          (h) Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc.
               (d/b/a Drefus Stock Index Fund). 4

          (i) Agreement between Kansas City Life Insurance Company, Insurance Management Series, and Federated Securities Corp. 6

          (j) Form of Participation Agreement by and among AIM Variable Insurance Funds, Inc. AIM Distributors, Inc. and Kansas City Life Insurance Company. 6

          (k)  Form  of  Participation   Agreement   between  Kansas  City  Life
               Insurance   Company  and  Seligman   Portfolios,   Inc.  Seligman
               Advisors, Inc. 6



     (9)  Not Applicable.
     (10) Application Form.1
     (11) Memorandum describing issuance, transfer, and redemption procedures.6

B.   Not applicable.

C. Not applicable.

2. Opinion and consent of C. John Malacarne, Esq., as to the legality of the securities being registered. **
3.   Not applicable.
4.   Not applicable.
5.   Not applicable.
6. Opinion and Consent of Mark A. Milton, Vice President and Associate Actuary, as to actuarial matters pertaining to the securities being registered.
7.   (a)  Consent of Ernst & Young LLP.
     (b)  Consent of Sutherland, Asbill & Brennan LLP.
     (c)  Consent of C. John Malacarne. See Exhibit 2.
     (d)  Consent of KPMG LLP.

----------------------

1 Incorporated herein by reference to the Form S-6 Registration Statement (File No. 033-95354) for Kansas City Life Variable Life Separate Account filed on August 2, 1995.

2 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration statement (File No. 033-89984) for Kansas City Life Variable Annuity Separate Account filed on August 25, 1995.

3 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-25443) for Kansas City Variable Life Separate Account filed on July 15, 1997

4 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement (File No. 33-95354) for Kansas City Variable Life Separate Account filed on April 19, 1999.

5 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-25443) for Kansas City Life Variable Life Separate Account filed on April 29, 1999.

6 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-4 Registration Statement (File No. 33-89984) for Kansas City Life Variable Annuity Separate Account field on August 28, 2000.

                               SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Kansas City Life Variable Life Separate Account certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment No. 5 to its Registration Statement and has duly caused this Post-Effective Amendment No. 5 to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be herunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 24th day of April, 2000.



[SEAL]
                                             Kansas City Life Variable Life
                                             Separate Account
                                             Registrant

                                             Kansas City Life Insurance Company

                                             By:/s/ R. Philip Bixby
                                             R. Philip Bixby, President,CEO,
                                             Vice Chairman of the Board &
                                             Director

Attest: /s/ C. John Malacarne
            C. John Malacarne


     Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.


Signature                 Title                        Date

/s/ R. Philip Bixby       President, CEO, Vice Chairman     April 23, 2001
R. Philip Bixby           of the Board and Director

/s/ Richard L. Finn       Senior Vice President, Finance    April 23, 2001
Richard L. Finn           and Director
                          (Principal Financial Officer)

/s/John K. Koetting       Vice President and Controller     April 23, 2001
John K. Koetting          (Principal Accounting Officer)

/s/ J. R. Bixby           Chairman of the Board and
J. R. Bixby               Director                          April 23, 2001

/s/ Walter E. Bixby       Director                          April 23, 2001
W. E. Bixby

/s/ Daryl D. Jensen       Director                          April 23, 2001
Daryl D. Jensen

/s/ C. John Malacarne     Director                          April 23, 2001
C.  John Malacarne

/s/ Jack D. Hayes         Director                          April 23, 2001
Jack D. Hayes

/s/ Webb R. Gilmore       Director                          April 23, 2001
Webb R. Gilmore

/s/ Warren J. Hunzicker, M.D.  Director                     April 23, 2001
Warren J. Hunzicker, M.D.

/s/ Michael J. Ross       Director                          April 23, 2001
Michael J. Ross

/s/ Elizabeth T. Solberg  Director                          April 23, 2001
Elizabeth T. Solberg

/s/E.  Larry Winn Jr.     Director                          April 23, 2001
E.  Larry Winn Jr.

/s/ Nancy Bixby Hudson    Director                          April 23, 2001
Nancy Bixby Hudson


                              Exhibit Index
List
Page

2.             Opinion  and  Consent  of C.  John  Malacarne,  Esq.,  as to  the
               legality of the securities being registered.
6.             Opinion  and  Consent  of  Mark A.  Milton, Senior Vice President
               and Actuary,  as to actuarial  matters  pertaining  to the securities being registered.
7.(a)          Consent of Ernst & Young, L.L.P.
7.(b)          Consent of Sutherland Asbill & Brennan LLP
7.(c)          Consent of KPMG LLP



MAY 2001

DESCRIPTION OF ISSUANCE,

TRANSFER AND REDEMPTION PROCEDURES FOR CONTRACTS

PURSUANT TO RULE 6e-3(T)(b)(12)(iii)

FOR FLEXIBLE PREMIUM SURVIVORSHIP LIFE INSURANCE CONTRACTS

ISSUED BY

KANSAS CITY LIFE INSURANCE COMPANY

This document sets forth the current administrative procedures that will be followed by Kansas City Life Insurance Company ("Kansas City Life") in connection with its issuance of individual flexible premium variable survivorship life insurance contracts (the "Contracts"), the transfer of assets held thereunder, and the redemption by Contract owners (the "Owners") of their interests in those Contracts. Capitalized terms used herein have the same meaning as in the prospectus for the Contract that is included in the current registration statement on Form S-6 for the Contract as filed with the Securities and Exchange Commission ("Commission" or "SEC").

I.   Procedures   Relating  to  Purchase  and  Issuance  of  the  Contracts  and
     Acceptance of Premiums

A. Offer of the Contracts, Applications, Initial Net Premiums, and Issuance of the Contracts

1. Offer of the Contracts. The Contracts will be offered and sold for premiums pursuant to established premium schedules and underwriting standards in accordance with state insurance laws. Premiums for the Contracts and related insurance charges will not be the same for all Owners selecting the same amount and type of Death Benefit. Insurance is based on the principle of pooling and distribution of mortality risks, which assumes that each Owner pays a premium and related insurance charges commensurate with the Insureds' mortality risk as actuarially determined utilizing factors such as Age, sex, level of Specified Amount, health and occupation of each Insured. A uniform premium and insurance charges for all Insureds would discriminate unfairly in favor of those Insureds representing greater risk. Although there will be no uniform insurance charges for all Insureds, there will be a uniform insurance rate for all Insureds of the same risk class and same Total Sum Insured. A description of the Monthly Deduction under the Contract, which includes charges for cost of insurance and for supplemental benefits, is in Appendix A to this memorandum.

2. Application. To purchase a Contract, the Owner must complete an application and submit it through an authorized Kansas City Life agent. An application will not be deemed to be complete unless all required information, including without limitation age, sex, and medical and other background information on each proposed Insured, has been provided in the application.

If the applicant is eligible for temporary insurance coverage, a temporary insurance agreement "TIA") should also accompany the application. The TIA provides temporary insurance coverage prior to the date when all underwriting and other requirements have been met and the application has been approved, with certain limitations, as long as an initial premium payment accompanies the TIA. In accordance with Kansas City Life's underwriting rules, temporary life insurance coverage may not exceed $250,000. The TIA may not be in effect for more than 60 days. At the end of the 60 days, the TIA coverage terminates and the initial premium will be returned to the applicant.

3. Payment of Minimum Initial Premium and Determination of Contract Date. With the TIA, the applicant must pay an initial premium payment at the time of application that is at least equal to two months of minimum initial premium (one month of minimum initial premium is required for Contracts when premium payments will be made under a pre-authorized payment or combined billing arrangement). The minimum initial premium payment required depends on a number of factors, such as the age, sex and risk class of the proposed Insureds, the Specified Amount, any optional benefits and riders selected and the Planned Premium Payments the Owner proposes to make. (See "Planned Premium Payments," below.)

In general, when applications are submitted with the required premium payment (and the premium payment is submitted in "good order") the Contract Date will be the same as that of the TIA.For Contracts where the required premium is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days. There are several exceptions, described below. .

Contract Date Calculated to Be 29th, 30th or 31st of Month No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month. When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month. In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be set to the 1st of the next month.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB) -- Premium with Application If PAC or CB is requested and the initial premium is taken with the application, the Contract Date will be the date of approval. Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

Government Allotment (GA) and Federal Allotment (FA)
If GA or FA is requested on the application and an initial premium is taken with the application, the Contract Date will be the date of approval. If GA or FA is requested and no initial premium is received the Contract Date will be the date we receive a full monthly allotment.

Conversions
If a Kansas City Life term insurance product is converted to a new Contract the Contract Date will be the date up to which the premiums for the previous contract were paid to. If there is more than one term policy being converted, the Contract Date will be determined by the contract with the earliest date up to which premiums were paid.

Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

An initial premium will not be accepted from applicants that are not eligible for TIA coverage. Coverage under the Contract begins on the Contract Date, and Kansas City Life will deduct Contract charges as of the Contract Date.

The Contract Date is determined by these guidelines except, as provided for under state insurance law, the Owner may be permitted to backdate the Contract to preserve insurance age (and receive a lower cost of insurance rate). In no case may the Contract Date be more than six months prior to the date the application was completed. Monthly Deductions will be charged from the Contract Date. If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when all underwriting and other requirements have been met and the application has been approved. (For a discussion of underwriting requirements, see "Underwriting Requirements" below). Kansas City Life will deduct contract charges as of the Contract Date.

4. Underwriting Requirements. Kansas City Life requires satisfactory evidence of the proposed Insureds' insurability, which may include a medical examination of the proposed Insureds. The available issue ages are 20 through 85 for each Insured. There are four risk classes available: preferred non-tobacco user, standard non-tobacco user, preferred tobacco user, tobacco user. Age is determined on the Contract Date based on the Insured's age last birthday. For various purposes under the Contracts the Insureds' joint age will be calculated under the Frasier method. The minimum Total Sum Insured is $200,000. The minimum Specified Amount is $100,000. The minimum Additional Insured Amount is $10,000 and the maximum Additional Insurance Amount at the time of issue is four times the Specified Amount. This coverage may increase to a maximum of 8 times the Specified Amount after issue. The minimum $200,000. Acceptance of an application depends on Kansas City Life's underwriting rules, and Kansas City Life reserves the right to reject an application.

5. Determination of Owner of the Contract. The Owner of the Contract may exercise all rights provided under the Contract. The Insureds are the Owner, unless a different Owner is named in the application. The Owner may by Written Notice name a contingent Owner or a new Owner while at least one Insured is living. Unless a contingent Owner has been named, on the death of the last surviving Owner, ownership of the Contract passes to the estate of the last surviving Owner, who will become the Owner if the Owner dies. The Owner may also be changed prior to both Insureds' deaths by Written Notice satisfactory to Kansas City Life.

B.      Payment and Acceptance of Additional Premiums

1. Generally. Additional unscheduled premium payments can be made at any time while the Contract is in force. Kansas City Life has the right to limit the number and amount of such premium payments, subject to the procedures described below. A loan repayment must be clearly marked as such or it will be credited as a premium. No premium payment will be accepted after the Maturity Date.

2. Procedures for Accepting Additional Premium Payments. Premium payments must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

Total premiums paid may not exceed premium limitations for life insurance set forth in the Internal Revenue Code. Kansas City Life will monitor Contracts and will notify the Owner if a premium payment exceeds this limit and will cause the Contract to violate the definition of insurance. The owner may choose to take a refund of the portion of the premium payment that is determined to be in excess of applicable limitations, or the Owner may submit an application to increase the Additional Insurance Amount, subject to our underwriting requirements. (See "Underwriting Requirements" above.) Kansas City Life will monitor Contracts and will attempt to notify the Owner on a timely basis if premiums paid under a Contract exceed the "7-Pay Test" as set forth in the Internal Revenue Code and, therefore, the Contract is in jeopardy of becoming a modified endowment contract.

3. Planned Premium Payments. When applying for a Contract, the Owner selects a plan for paying level premium payments at specified intervals, e.g., quarterly, semi-annually or annually. If the Owner elects, Kansas City Life will also arrange for payment of Planned Premium Payments on a special monthly or quarterly basis under a pre-authorized payment arrangement. The Owner is not required to pay premium payments in accordance with these plans; rather, the Owner can pay more or less than planned or skip a Planned Premium Payment entirely. Each premium after the initial premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described above, the Owner can change the amount and frequency of Planned Premium Payments by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of any increase in planned premium payment.

4. Guaranteed Minimum Death Benefit Option and Guaranteed Minimum Death Benefit Option Premium. An optional Guaranteed Minimum Death Benefit Option is available only at issue. This option is not available if Coverage Option B is elected or if the Joint First to Die Rider is issued with the Contract. If this option has been elected, it guarantees payment of the Specified Amount (less Indebtedness and any past due charges) upon the death of the last surviving Insured, regardless of the Contract's investment performance, provided that the
Guaranteed  Minimum  Death  Benefit  Option  Premium  requirement  is  met.  The
Guaranteed Minimum Death Benefit Option does not guarantee any Additional Insurance Amount.

The Guaranteed Minimum Death Benefit Option Premium is the amount which guarantees that the Guaranteed Minimum Death Benefit Option will remain in effect. The Guaranteed Minimum Death Benefit Option Premium requirement is met if, on each Monthly Anniversary Day:
o the cumulative premiums paid equal or exceed the cumulative Guaranteed Minimum Death Benefit Options Premiums (the amount of the Guaranteed
     Minimum Death Benefit Option Premium is shown in the Contract), plus Indebtedness, where
o    the term "the  cumulative  premiums paid" means the amount that is equal to
     (A) the sum of all premiums paid, less (B) the sum of all partial surrenders, with (A) and (B) each accumulated at an annual effective interest rate of 4.)% from the date the Contract is issued to the Monthly Anniversary Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated, and
o the term "cumulative Guaranteed Minimum Death Benefit Option Premiums means the amount that is equal to the sum of the Guaranteed Minimum Death Benefit Option Premiums, with each such premium accumulated at an annual effective interest rate of 4% to the Monthly Anniversary Date on which the Guaranteed Minimum Death Benefit Option Premium requirement is calculated.

If the Guaranteed Minimum Death Benefit Option Premium requirement is not met, the Guaranteed Minimum Death Benefit Option is in default. A 61-day notice period begins on the day Kansas City Life mails the notice that the Guaranteed Minimum Death Benefit Option is in default and the amount of premium required to maintain the Guaranteed Minimum Death Benefit Option. The default premium will be the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus indebtedness is greater than the cumulative paid premium. The Guaranteed Minimum Death Benefit Option will terminate if sufficient premium is not paid by the end of the notice period.

If the policy contains any Additional Insurance Amount coverage or any optional benefit riders, then in addition to testing the Guaranteed Minimum Death Benefit Option Premium requirement as outlined above, the Contract Value will be tested to ensure that the policy is funded at a sufficient level to support the Additional Insurance Amount or other optional benefit riders. On each Monthly Anniversary Day the Cash Surrender Value will be tested to determine if it is sufficient to cover the Monthly Deduction. If not, a 61-day notice period begins on the day Kansas City Life mail notice of the default premium amount. The default premium will be equal to the payment which would be sufficient to provide a Cash Surrender Value equal to three monthly deductions. The Additional Insurance Amount coverage and other optional benefit riders will be removed from the contract if payment at least equal to the default premium is not received by the end of the notice period.

There is no charge for this option during the first 10 Contract Years. Beginning in Contract Year 11 a monthly charge per $1,000 of Specified Amount at issue will apply. The Guaranteed Minimum Death Benefit Option is not available for Coverage Option B Contracts, for Contracts on which the Additional Insurance Amount exceeds or is scheduled to exceed the Specified Amount or for Contracts which include the Joint First to Die Rider. The Guaranteed Minimum Death Benefit Option will terminate upon your request, if the Coverage Option is changed to B or if the amount of the Additional Insurance Amount is increased to more than the Specified Amount.

The Guaranteed Minimum Death Benefit Option may be reactivated within two years of termination of such option. Re-activation requires: (1) written notice to restore the option, (2) evidence of insurability of the Insureds satisfactory to us, unless Re-activation is requested within one year after the beginning of the notice period; and (3) payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Option Premium plus Indebtedness exceeds the cumulative paid premiums on the date of Re-activation. On the Monthly Anniversary Day on which the Re-activation takes effect, Kansas City Life will deduct from the Contract Value any unpaid Guaranteed Minimum Death Benefit Option Charges. Kansas City Life reserves the right to deny Re-activation of the Guaranteed Minimum Death Benefit Option more than once during the life of the Contract.

5. Premium Payments Upon Increase in Additional Insurance Amount. Depending on the Contract Value at the time of an increase in the Additional Insured Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of Planned Premium Payments may be advisable.

6. Premium Payments to Prevent Lapse. If the Guaranteed Minimum Death Benefit Option has been elected, the Specified Amount is guaranteed to remain in force as long as the Guaranteed Minimum Death Benefit Option Premium requirement is met on each Monthly Anniversary Day. However, while failure to meet the Guaranteed Minimum Death Benefit Option Premium requirement will cause the
Guaranteed Minimum Death Benefit Option to terminate, such failure will not necessarily cause the Contract to lapse. Riders are not guaranteed by the Guaranteed Minimum Death Benefit Option and will terminate if the Cash Surrender Value becomes negative.

If the Guaranteed Minimum Death Benefit Option has not been elected or has been removed, a grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A premium sufficient to provide a Cash Surrender Value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

7. Grace Period. The grace period is a 61-day period to make a premium payment sufficient to prevent lapse. Kansas City Life will send notice of the amount required to be paid during the grace period to the Owner's last known address and the address of any assignee of record. The grace period will begin when the notice is sent. The Contract will remain in force during the grace period. If the last surviving Insured should die during the grace period, the Death Benefit proceeds will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deductions due on or before the date of the last surviving Insured's death (and for any Indebtedness). If the grace period premium payment has not been paid before the grace period ends, the Contract will lapse. It will have no value and no benefits will be payable. A grace period also may begin if Indebtedness becomes excessive.

C.      Allocation and Crediting of Initial and Additional Premiums

1. The Separate Account, Subaccounts, and Fixed Account. The variable benefits under the Contracts are supported by the Kansas City Life Variable Life Separate Account (the "Variable Account"). The Variable Account currently consists of 30 Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund Portfolio that is part of one of the following Funds:
MFS Variable Insurance Trust ("MFS Trust"), American Century Variable Portfolios Inc. ("American Century Variable Portfolios"), Federated Insurance Series, Federated Global Investment Management Corp., Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., J.P. Morgan Series Trust II, Franklin Templeton Variable Insurance Products
Trust, Calamos Advisors Trust, AIM Variable Insurance Fund and Seligman Portfolios, Inc. Each Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. Owners also may allocate Contract Value to Kansas City Life's general account (the "Fixed Account"). Additional Subaccounts may be added from time to time to invest in portfolios of MFS Trust, American Century Variable Portfolios, Federated Insurance Series, Federated Global Investment Management Corp., Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc, J.P. Morgan Series Trust II, Templeton Variable Insurance Products Trust, Calamos Advisors Trust, AIM Variable Insurance Fund and Seligman Portfolios, Inc. or any other investment company.

2. Allocations Among the Accounts. Net Premiums and Contract Value are allocated to the Subaccounts and the Fixed Account in accordance with the following procedures.

a. General. In the Contract application, the Owner specifies the percentage of a Net Premium to be allocated to each Subaccount and to the Fixed Account. The sum of the allocations must equal 100%, and Kansas City Life reserves the right to limit the number of Subaccounts to which premiums may be allocated, although the number of Subaccounts to which net premiums may be allocated will never be less than twelve. The Owner can change the allocation percentages at any time, subject to these rules, by sending Written Notice to the Home Office. Changes in allocation may also be made by telephone if a proper authorization has been provided. The change will apply to premium payments received with or after receipt of notice.

b. Allocation of Initial Net Premium. On the Allocation Date, the initial Net Premium will be allocated to the Money Market Subaccount. The Allocation Date is the later of the date when all underwriting and other requirements have been met and an application has been approved, or the date the initial premium is received in good order at the Home Office. Kansas City Life may specify the form in which a premium payment must be made in order for the premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required. If any additional premiums are received in good order before the Reallocation Date (as defined below), the corresponding Net Premiums also will be allocated to the Money Market Subaccount. On the Reallocation Date Contract Value in the Money Market Subaccount will be allocated to the Subaccounts and to the Fixed Account based on the Net Premium allocation percentages specified in the application. The Reallocation Date is 30 days after the Allocation Date.

c. Allocation of Additional Premiums. Premiums received on or after the Reallocation Date will be credited to the Contract and the Net Premiums will be invested as requested on the Valuation Day they are received at Kansas City Life's Home Office, except if additional underwriting is required. Premium payments requiring additional underwriting will not be credited to the Contract until underwriting has been completed and the premium payment has been accepted. (See "Underwriting Requirements" above). If the additional premium payment is rejected, Kansas City Life will return the premium payment immediately, without any adjustment for investment experience.

II.     Transfers Among Accounts

        A.      Transfer Privilege

1. General. After the Reallocation Date and prior to the Maturity Date, the Owner may transfer all or part of an amount in the Subaccount(s) to another Subaccount(s) or to the Fixed Account, or transfer a part of an amount in the Fixed Account to the Subaccount(s), subject to the restrictions described below. Kansas City Life will make the transfer on the Valuation Day that it receives Written Notice requesting such transfer. Transfers may also be made by telephone if the appropriate election has been made at the time of application or proper authorization has been provided.

2. General Restrictions on Transfer Privilege. The minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account. A transfer request that would reduce the amount in a Subaccount or the Fixed Account below $250 will be treated as a transfer request for the entire amount in that Subaccount or the Fixed Account. There is no limit on the number of transfers that can be made among Subaccounts or to the Fixed Account. However, only one transfer may be made from the Fixed Account each Contract Year. (For a description of those restrictions, see "Restrictions on Transfers from Fixed Account," below.) The first six transfers during each Contract Year are free. Any unused free transfers do not carry over to the next Contract Year. Kansas City Life will assess a $25 Transfer Processing Fee for the seventh and each subsequent transfer during a Contract Year. For the purpose of assessing the fee, each Written Request (or telephone request) is considered to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by the transfer. The processing fee will be deducted from the amount being transferred or from the remaining Contract Value, according to the Owner's instructions.

An excessive number of transfers, including short-term "market timing" transfers, may adversely affect the performance of the underlying Fund in which a Subaccount invests. If, in our sole opinion, a pattern of excessive transfers develops, we reserve the right not to process a transfer request. We also reserve the right not to process a transfer request when the sale or purchase of shares of a Fund is not reasonably practicable due to actions taken or limitations imposed by the Fund.

3. Restrictions on Transfers from Fixed Account. One transfer each Contract Year is allowed from the Fixed Account to any or all of the Subaccounts. The amount transferred from the Fixed Account may not exceed 25% of the unloaned Fixed Account Value on the date of transfer, unless the balance after the transfer is less than $250, in which case Kansas City Life will transfer the entire amount.

4. No-Fee Transfer Right. This additional, one-time transfer feature allows the Owner to transfer all or a portion of the Variable Account Value to the Fixed Account and Kansas City Life will make this transfer without applying the transfer processing fee (even if the Owner has already used the six free transfers for the Contract Year.) This Additional No-Fee Transfer Right applies during the first 24 months of the Contract or within the 24 months following the effective date of an increase to the Additional Insurance Amount.


B.      Dollar Cost Averaging Plan

1. General. The Dollar Cost Averaging Plan, if elected, enables the Owner to transfer systematically and automatically, on a monthly basis for a period of 3 to 36 months, specified dollar amounts from the Money Market Subaccount to other Subaccounts. At least $250 must be transferred from the Money Market Subaccount each month. The required amounts may be allocated to the Money Market Subaccount through initial or subsequent premium payments or by transferring amounts into the Money Market Subaccount from the other Subaccounts or from the Fixed Account (which may be subject to certain restrictions).

2. Election and Operation of the Program. The Owner may elect this plan at the time of application by completing the authorization on the application or at any time after the Contract is issued by properly completing the election form and returning it to Kansas City Life. The election form allows the Owner to specify the number of months for the Dollar Cost Averaging Plan to be in effect. Changes may be made in dollar cost averaging by telephone if proper authorization has been provided. Dollar cost averaging transfers will commence on the next Monthly Anniversary Day on or next following the Reallocation Date or the date The Owner requests. Dollar cost averaging will terminate at the completion of the designated number of months, when the value of the Federated Prime Money Fund II Subaccount is completely depleted, or the day Kansas City Life receives Written Notice instructing Kansas City Life to cancel the Dollar Cost Averaging Plan.

Transfers made from the Money Market Subaccount for the Dollar Cost Averaging Plan will not count toward the six transfers permitted each Contract Year without imposing the Transfer Processing Fee.

C.      Portfolio Rebalancing Plan

1. General. The Owner may elect to have the accumulated balance of each Subaccount redistributed to equal a specified percentage of the Variable Account Value. This will be done on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which the Portfolio Rebalancing Plan commences.

2. Election and Operation of the Plan. The Owner may elect this plan at the time of application by completing the authorization on the application or at any time after the Contract is issued by properly completing the election form and returning it to us. If elected, this plan automatically adjusts the Owner's Portfolio mix to be consistent with the allocation most recently requested. The redistribution will not count toward the six transfers permitted each Contract Year without imposing the Transfer Processing Fee. Changes may be made in the Portfolio Rebalancing Plan if proper authorization has been provided. If the Dollar Cost Averaging Plan has been elected and has not been completed, the
Portfolio  Rebalancing  Plan  will  commence  on  the  Monthly  Anniversary  Day following the termination of the Dollar Cost Averaging Plan. Portfolio rebalancing will terminate when you request any transfer or the day Kansas City Life receive Written Notice instructing us to cancel the Portfolio Rebalancing Plan. If the Contract Value is negative at the time portfolio rebalancing is scheduled, the re-distribution will not be completed.

Portfolio rebalancing will terminate when the Owner requests any transfer unless the Owner authorizes a change in allocation at that time or the day Kansas City Life receives written notice instructing Kansas City Life to cancel the plan.


III. "Redemption" Procedures: Full and Partial Surrenders, Maturity Benefit, Death Benefits, and Loans

A.   "Free-Look" Period

The Owner may cancel the Contract for a refund during the "free-look" period. This period expires 10 days after the Owner receives the Contract. If the Owner decides to cancel the Contract, the Owner must return it by mail or other delivery method to the Home Office or to the authorized Kansas City Life agent who sold it. Immediately after mailing or delivery, the Contract will be deemed void. Within seven calendar days after Kansas City Life receives the returned Contract, Kansas City Life will refund premiums paid. In some states Kansas City Life may be required to refund the greater of Contract Value and premiums paid.

B.   Surrendering the Contract for Cash Surrender Value

The Owner may surrender the Contract at any time for its Cash Surrender Value by submitting a Written Request to the Home Office. Kansas City Life may require return of the Contract. A surrender request will be processed as of the date the Owner's Written Request and all required documents are received. Payment will generally be made within seven calendar days. The Cash Surrender Value may be taken in one lump sum or it may be applied to a payment option. The Owner's Contract will terminate and cease to be in force if it is surrendered for one lump sum. It cannot later be reinstated.

C.   Partial Surrenders

1. General. The Owner may make partial surrenders under the contract at any time, subject to the conditions below. The Owner must submit a Written Request to the Home Office. Each partial surrender must be at least $500. The partial surrender amount may not exceed the Cash Surrender Value, less $300. A Partial Surrender Fee will be assessed on a partial surrender. This charge will be deducted from the Owner's Contract Value in addition to the amount requested to be surrendered and will be considered part of the surrender (together, "partial surrender amount"). As of the date Kansas City Life receives a Written Request for a partial surrender, the Contract Value will be reduced by the partial surrender amount.

2. Allocation of Partial Surrender Among the Accounts. When the Owner requests a partial surrender, the Owner can direct how the partial surrender amount will be deducted from Contract Value in the Subaccounts and Fixed Account. If the Owner provides no directions, the partial surrender amount will be deducted from Contract Value in the Subaccounts and Fixed Account on a pro-rata basis.

3. Effect of Partial Surrender on Death Benefit. If Coverage Option A or L is in effect, Kansas City Life will reduce the Contract Value by the partial surrender amount. The Total Sum Insured will be reduced by the partial surrender amount minus the excess, if any, of the Death Benefit over the Total Sum Insured at the time the partial surrender is made. If the partial surrender amount is less than the excess of the Death Benefit over the Total Sum Insured, the Total Sum Insured will not be reduced. If Coverage Option B is in effect Kansas City Life will reduce the Contract Value by the partial surrender amount. Kansas City Life reserves the right to reject a partial surrender request if the partial surrender would reduce the Total Sum Insured below the minimum amount for which the Contract would be issued under Kansas City Life's then-current rules, as interpreted by Kansas City Life.

4. Date Partial Surrender Requests Are Processed. Partial surrender requests will be processed as of the date the Owner's Written Request is received in good order, and generally will be paid within seven calendar days. A Written Request for a partial surrender will be deemed to be good order when, among other things, all required supporting documentation has been received.

D.   Partial Surrender Fee
Kansas City Life will deduct an administrative charge upon a partial surrender. This charge is the lesser of 2% of the amount surrendered or $25. This charge will be deducted from the Contract Value in addition to the amount requested to be surrendered and will be considered to be part of the partial surrender amount.

E..  Redemptions for Monthly Deduction
On the Allocation Date, Kansas City Life will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior or on to the Allocation Date. (The Monthly Deduction is described in Appendix A.) Subsequent Monthly Deductions will be made as of each Monthly Anniversary Day thereafter. The Owner's Contract Date is the date used to determine the Owner's Monthly Anniversary Day. The Monthly Deduction consists of (1) monthly expense charges,
(2) cost of insurance charges, and (3) any charges for optional benefits. The Monthly Deduction is deducted from the Variable Accounts and Fixed Account pro rata on the basis of the portion of Contract Value in each account on the Monthly Anniversary Day.

F.   Death Benefits

As long as the Contract remains in force, Kansas City Life will pay the Death Benefit proceeds upon receipt at the Home Office of proof of the death of the last surviving Insured that Kansas City Life deems satisfactory. Kansas City Life may also require proof of the death of the Insured who died first and may require return of the Contract. The Death Benefit will be paid in a lump sum generally within seven calendar days of receipt of satisfactory proof or, if elected, under a payment option. The Death Benefit will be paid to the Beneficiary.

     As described below, Kansas City Life will pay Death Benefit proceeds through the Generations Legacy Account. The Generations Legacy Account is an interest-bearing checking account at Generations Bank, an affiliate of Kansas City Life. Interest accrues daily and is paid monthly in the Generations Legacy Account. A Contract Owner or beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account. We pay interest on Death Benefit Proceeds from the date of death to the date the Generations Legacy Account is opened.

We will pay Death Benefit Proceeds through the Generations Legacy Account when:
o    the Proceeds are paid to an individual; and
o    the amount of Proceeds is $500 or more.



1. Amount of Death Benefit Proceeds. The Death Benefit proceeds payable upon the death of the last surviving Insured are equal to the sum of: (1) the greater of:
(a) the Death Benefit under the Coverage Option selected, calculated as of the date of the last surviving Insured's death, or (b) the Corridor Death Benefit; and (2) an amount equal to any benefits provided by any option benefits or riders, plus any premiums received after the date of death, minus any indebtedness on that date, and, if the death occurred during a grace period, minus any past due Monthly Deductions. A minimum Death Benefit may be provided under the Guaranteed Minimum Death Benefit Option. If all or part of the Death Benefit proceeds are paid in one sum, Kansas City Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the last surviving Insured's death to the date of payment.

2. Coverage Options. The Contract Owner may choose one of three Coverage Options, which will be used to determine the Death Benefit. Under Option A, the Death Benefit is equal to the Total Sum Insured on the date of death of the last surviving Insured. Under Option B, the Death Benefit is the Total Sum Insured on the date of death of the last surviving Insured plus the Contract Value on the date of such death. Under Coverage Option L, the Death Benefit will be the sum of: (1) the Total Sum Insured on the date of death of the last surviving Insured; and (2) the Contract Value on the Contract Anniversary preceding the death of the last surviving Insured multiplied by the applicable Option L Death Benefit Percentage less the Total Sum Insured on that Contract Anniversary. If the amount in (2) of the Option L Death Benefit calculation is less than zero then the Option L Death Benefit will be equal to the amount calculated in (1).

3. Initial Specified Amount and Coverage Option. The Initial Specified Amount is set at the time the Contract is issued. The Owner may change the Specified Amount from time to time, as discussed below. The Owner selects the Coverage Option when the Owner applies for the Contract. The Owner also may change the Coverage Option, as discussed below.

4. Changes in Coverage Option. Kansas City Life reserves the right to require that no change in Coverage Option occur during the first Contract Year and that no more than one increase be made in any 12-month period. Coverage Option L is only available at issue. After any change, the Total Sum Insured must be at least $200,000 and the Specified Amount must be at least $100,000. The effective date of the change will be the Monthly Anniversary Day following the date Kansas City Life approves the Owner's application for change.

If the Coverage Option is B or L, it may be changed to A. The Total Sum Insured will not change. If the Coverage Option is A or L, it may be changed to B subject to evidence of insurability satisfactory to Kansas City Life. (See "Underwriting Requirements," above.) The new Total Sum Insured will be the greater of the Total Sum Insured less the Contract Value as of the date of change or $25,000. If the Coverage Option is changed to B, the Guaranteed Minimum Death Benefit Option, if in effect, will terminate.

Kansas City Life reserves the right to decline any Coverage Option change that Kansas City Life determines would cause the Contract to not qualify as life insurance under applicable tax laws.

5.   Increases in the Additional Insurance Amount
Increases to the Additional Insurance Amount may be made either through scheduled annual increases requested and through unscheduled increases requested at any other time of the Owner's choosing. The maximum Additional Insurance Amount coverage is four times the Specified Amount at issue. This coverage may increase to a maximum of eight times the Specified Amount after issue under scheduled annual increases.

Scheduled increases to the Additional Insurance Amount, subject to Kansas City Life's approval, may be based on a flat amount annual increase or a percentage annual increase. Available percentage increases range from 0-25% of the Additional Insurance Amount. The percentage increase will be based on the specified percentage of the Additional Insurance Amount at the time the scheduled increase occurs. Available amounts for a flat amount increase not to exceed a dollar amount equal to 25% of the Additional Insurance Amount at issue. The Guaranteed Minimum Death Benefit Option will not be available if the Additional Insurance Amount is, or is scheduled to, exceed the Specified Amount.

The Owner may request increases to the Additional Insurance Amount other than the annual, scheduled increases available at issue. Kansas City Life reserve the right to require that no increases in Additional Insurance Amount occur during the first Contract Year and that no more than one increase be made in any 12-month period.

Any requested, unscheduled increase in the Additional Insurance Amount must be at least $10,000 and an application must be submitted. Kansas City Life reserves the right to require satisfactory evidence of insurability. In addition, the Insureds' attained Age must be less than the current maximum issue Age for the Contracts, as determined by Kansas City Life from time to time. A change in Planned Premium Payments may be advisable.

The increase in the Additional Insurance Amount will become effective on the Monthly Anniversary Day on or next following the date the request for the increase is received and approved. If the Additional Insurance Amount is increased to be greater than the Specified Amount, the Guaranteed Minimum Death Benefit Option, if applicable, will terminate. In addition, if the Cash Surrender Value is at any time insufficient to pay monthly deductions for the Contract, the Additional Insurance Amount and riders will terminate in order to preserve the Guaranteed Minimum Death Benefit Option.

6.   Decreases in Total Sum Insured
The Owner may request a decrease in the Total Sum Insured. When a decrease in Total Sum Insured is made, Kansas City Life will first reduce any amount of Additional Insurance Amount remaining and only then reduce the Specified Amount, starting with the latest increase and continuing in the reverse order in which the increases were made. If the Specified Amount is decreased, the Guaranteed Minimum Death Benefit Option coverage amount will be decreased by the same amount. Under certain circumstances, a partial surrender will result in a decrease in the Total Sum Insured.

Kansas City Life reserves the right to require that no decreases occur during the first Contract Year and that no more than one decrease be made in any 12-month period.

Kansas City Life reserves the right to require that the Total Sum Insured after any decrease be at least $200,000 and the Specified Amount must be $100,000. The Owner must provide written notice to the Home Office of his intention to decrease the Specified Amount. The effective date of the decrease will be the Monthly Anniversary Day following the date Kansas City Life approves the Owner's request for a decrease.

Decreasing the Total Sum Insured may have the effect of decreasing monthly Cost of Insurance Charges. However, a decrease will not decrease the Target Premium or Guaranteed Minimum Death Benefit Option Premium.

G.   Loans
1. When Loans are Permitted. Prior to the death of the Insured, the Owner may borrow against the Contract at any time by submitting a Written Request to the Home Office, provided that the Cash Surrender Value of the Contract is greater than zero. Loans may also be made by telephone if the appropriate election has been made at the time of application or proper authorization has been provided to us. The maximum loan amount is equal to the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary. Contract loans will be processed as of the date the Owner's Written Request is received and approved. Loan proceeds generally will be sent to the Owner within seven calendar days.

2. Interest. Kansas City Life will charge interest on any Indebtedness at an annual rate of 6.0%. Interest is due and payable at the end of each Contract Year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Indebtedness.

3. Loan Collateral. When a Contract loan is made, an amount sufficient to secure the loan is transferred out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account. Thus, a loan will have no immediate effect on the Contract Value, but the Cash Surrender Value will be reduced immediately by the amount transferred to the Loan Account. The Owner may specify the Variable Accounts and/or Fixed Account from which collateral will be transferred. If no allocation is specified, collateral will be transferred from each Subaccount and from the unloaned value in the Fixed Account in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date that the loan is made. An amount of Cash Surrender Value equal to any due and unpaid loan interest will also be transferred to the Loan Account on each Contract Anniversary. Due and unpaid interest will be transferred from each Subaccount and the unloaned value in the Fixed Account in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

The Loan Account will be credited with interest at an effective annual rate of not less than 4%. Interest earned on the Loan Account will be added to the Fixed Account.

4. Preferred Loan Provision. Beginning in the eleventh Contract Year, a preferred loan may be requested. The maximum amount available for a preferred loan is the Contract Value less premiums paid and may not exceed the maximum loan amount. The amount in the Loan Account securing the preferred loan will be credited with interest at an effective annual rate of 6.0%. The preferred loan provision is not guaranteed.

5. Loan Repayment. The Owner may repay all or part of the Owner's Indebtedness at any time while the Insured is living and the Contract is in force. Kansas City Life reserves the right to require that each loan repayment be at least $10.00. Loan repayments must be sent to the Home Office and will be credited as of the date received. A loan repayment must be clearly marked as "loan repayment" or it will be credited as a premium. When a loan repayment is made, Contract Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account. Unless specified otherwise by the Owner, loan repayment amounts will be transferred to the Subaccounts and the unloaned value in the Fixed Account according to the premium allocation instructions in effect at that time.

6. Reduction in Death Benefit. If the Death Benefit becomes payable while a loan is outstanding, the Indebtedness will be deducted in calculating the Death Benefit proceeds.

7. Default. If the Loan Account Value exceeds the Contract Value less any applicable Surrender Charge on any Valuation Day, the Contract will be in default. The Owner, and any assignee of record, will be sent notice of the default. The Owner will have a 61-day grace period to submit a sufficient payment to avoid termination of coverage under the Contract. The notice will specify the amount that must be repaid to prevent termination.

H.   Payment Options

The Contract offers a variety of ways of receiving proceeds payable under the Contract, such as on surrender, death or maturity, other than in a lump sum. These payment options are summarized below. The Owner may apply proceeds of $2,000 or more which are payable under this Contract to any of the following options:

1. Option 1 - Interest Payments. Kansas City Life will make interest payments to the payee annually or monthly as elected. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest paid annually. The proceeds and any unpaid interest may be withdrawn in full at any time.

2. Option 2 - Installments of a Specified Amount. Kansas City Life will make annual or monthly payments until the proceeds plus interest are fully paid. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest. The present value of any unpaid installments may be withdrawn at any time.

3. Option 3 - Installments For a Specified Period. Payment of the proceeds may be made in equal annual or monthly payments for a specified number of years. Interest on the proceeds will be paid at the guaranteed rate of 3.0% per year and may be increased by additional interest. The present value of any unpaid installments may be withdrawn at any time.

4. Option 4 - Life Income. Kansas City Life will pay an income during the payee's lifetime. You also may choose a minimum guaranteed payment period or an installment refund option as part of your life income payment option. The minimum guaranteed payment period guarantees that life income payments will continue after death until payments have been paid for the full guaranteed payment period selected. The installment refund option guarantees that life income payments will continue after death until the total income payments received equal the amount of proceeds applied when the option was initially selected.

5. Option 5 - Joint and Survivor Income. Kansas City Life will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living. The minimum guaranteed payment period will be ten years.

6. Minimum Amounts. Kansas City Life reserves the right to pay the total amount of the Contract in one lump sum, if less than $2000. If payments are less than $50, payments may be made less frequently at Kansas City Life's option. If Kansas City Life has available at the time a payment option is elected options or rates on a more favorable basis than those guaranteed, the more favorable benefits will apply.

7. Choice of Options. You may choose an option by written notice during the Insured's lifetime. If a payment option is not in effect at the Insured's death, the beneficiary may make a choice.

I.   Delay in Redemptions or Transfers
Kansas City Life will ordinarily pay any Death Benefit proceeds, loan proceeds, partial surrender proceeds, or full surrender proceeds within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, Kansas City Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Kansas City Life's Contract Owners.

J.   Telephone Transfer, Premium Allocation Changes and Loan Privileges

1. Election of the Program. Transfers, changes in premium allocation, changes in dollar cost averaging, changes in portfolio rebalancing, and loan requests will be based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization has been provided to Kansas City Life. Kansas City Life reserves the right to suspend telephone transfer, premium allocation and/or loan privileges at any time, for any reason, if it deems such suspension to be in the best interests of Contract Owners.

2. Procedures Employed to Confirm Genuineness of Telephone Transfer, Premium Allocation Changes and Loan Privileges Instructions. Kansas City Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if Kansas City Life follows those procedures it will not be liable for any losses due to unauthorized or fraudulent instructions.
Kansas City Life may be liable for such losses if it does not follow those reasonable procedures. The procedures Kansas City Life will follow for telephone transfers, premium allocation changes and loans include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.

APPENDIX A
On the Allocation Date, Kansas City Life will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to or on the Allocation Date. Subsequent Monthly Deductions will be made as of each Monthly Anniversary Day thereafter. The Contract Date is the date used to determine Monthly Anniversary Day. The Monthly Deduction consists of (1) monthly expense charges, (2) cost of insurance charges, and (3) any optional benefit charges, as described below. The Monthly Deduction is deducted from the Variable Accounts and Fixed Account pro rata on the basis of the portion of Contract Value in each account on the Monthly Anniversary Day.

     Monthly Expense Charge. The Monthly Expense Charge is made up of two parts:

     (1)  a charge of $12.50 per month for the first five Contract Years.
     (2) a monthly expense charge of $7.50 plus $.02 per $1,000 of Total Sum Insured per month for all Contract Years.

The Monthly Expense Charge reimburses Kansas City Life for expenses incurred in the administration of the Contracts and the Variable Account. Such expenses include but are not limited to: underwriting and issuing the Contract, confirmations, annual reports and account statements, maintenance of Contract records, maintenance of Variable Account records, administrative personnel costs, mailing costs, data processing costs, legal fees, accounting fees, filing fees, the costs of other services necessary for Contract Owner servicing and all accounting, valuation, regulatory and updating requirements. The Monthly Expense Charge is guaranteed not to increase.

     Cost of Insurance Charge. This charge compensates Kansas City Life for the expense of providing insurance coverage. Kansas City Life may make a profit from this charge. Any profit may be used to finance distribution expenses. The charge depends on a number of variables and therefore will vary from Contract to Contract and from Monthly Anniversary Day to Monthly Anniversary Day. For any Contract, the cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insureds by the net amount at risk for that Monthly Anniversary Day.

The net amount at risk on a Monthly Anniversary Day is the difference between the Death Benefit (see "Coverage Options," page 30), discounted with one month of interest and the Contract Value, as calculated on that Monthly Anniversary Day before the cost of insurance charge is taken. The interest rate used to discount the Death Benefit is the monthly equivalent of 4% per year.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insureds' Age, sex, number of completed Contract Years, Total Sum Insured and risk class, and therefore varies from time to time. Kansas City Life currently places Insureds in the following classes, based on underwriting:
Standard Tobacco User, Standard Nontobacco User, Preferred Nontobacco User and Preferred Tobacco User. The Insureds may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Nontobacco User classes.

Kansas City Life places the Insureds in a risk class when the Contract is given underwriting approval, based on Kansas City Life's underwriting of the application. When an increase in Additional Insurance Amount is requested, Kansas City Life conducts underwriting before approving the increase to determine the risk class that will apply to the increase. If the risk class for the increase has lower cost of insurance rates than the existing risk class, the lower rates will apply to the entire Specified Amount. If the risk class for the increase has higher cost of insurance rates than the existing class, the higher rates will apply only to the increase in Additional Insurance Amount, and the existing risk class will continue to apply to the existing Additional Insurance Amount.

Kansas City Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Contract. The guaranteed rates for standard and preferred risk classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additives to the 1980 CSO Tables.

Kansas City Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract. Current cost of insurance rates will be determined based on Kansas City Life's expectations as to future mortality experience. These rates may change from time to time.

Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user standard class are lower than rates for one or both Insureds of the same age and sex in a tobacco user standard class. Cost of insurance rates (whether guaranteed or current) for one or both Insureds in a nontobacco user or tobacco user standard risk class are lower than rates for one or both Insureds of the same age, sex and tobacco user class in a substandard risk class.

     Guaranteed Minimum Death Benefit Option Charge. There is no charge for the Guaranteed Minimum Death Benefit Option in the first ten Contract Years. Beginning in Contract Year 11, the charge will be $.01 per $1,000 on a current basis and $.03 per $1,000 on a guaranteed basis. This charge will be based on the Specified Amount and will be deducted monthly.

Reduced Charges for Eligible Groups
The charges otherwise applicable may be reduced with respect to Contracts issued to a class of associated individuals or to a trustee, employer or similar entity where Kansas City Life anticipates that the sales to the members of the class will result in lower than normal sales or administrative expenses. These reductions will be made in accordance with our rules in effect at the time of the application for a Contract. The factors Kansas City Life will consider in determining the eligibility of a particular group for reduced charges and the level of the reduction are as follows: the nature of the association and it organizational framework, the method by which sales will be made to the members of the class, the facility with which premiums will be collected from the associated individuals and the association capabilities with respect to administrative tasks, the anticipated persistency of the Contract, the size of the class of associated individuals and the number of years it has been in existence and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interest of any Contract holder.

Supplemental and/or Rider Benefits
The following optional benefits are available and may be added to the Contract. Monthly charges for these optional benefits will be deducted from Contract Value as part of the Monthly Deduction. All of these benefits may not be available in all states.

     Contract Split Option Rider
     Issue Ages:  20-75
     This rider allows the Owner to split the Contract equally into two individual policies, one on the life of each Insured. This split option will be offered without evidence of insurability under the conditions that the request is made as the result of either (1) the divorce of the two Insureds; or (2) as a result of a change in the Unlimited Federal Estate Tax marital deduction or a reduction in the maximum Federal Estate Tax bracket rate to a rate below 25%. Specific other conditions must also be met in order to qualify. When this option is exercised, the existing Contract will be terminated. The new contracts will be based on the Insureds' Age, sex, and risk class at the time of issue of the original Contract. This rider will terminate at the older Insured's age 80. The rider will also terminate if the Owner elects to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.


     Joint First to Die Term Life Insurance Rider
     Issue Ages:  20-85
     This rider covers the Insureds under the Contract and provides yearly renewable term coverage on the first Insured to die on or before the older Insured's age 100 and while this rider is in force. The coverage under this rider may be increased (subject to insurability) or decreased. The Owner may also choose at issue a schedule for the coverage to decrease annually. The scheduled decreases may be based on the percentage of the coverage amount or may be a flat dollar amount. If this rider is elected, the Guaranteed Minimum Death Benefit Option is not available on the Contract.

     Joint Survivorship Four-Year Term Life Insurance Rider
     Issue Ages:  20-85
     This rider provides four-year level term insurance and expires four years after the effective date of the rider. The term insurance provides a death benefit payable at the death of the last surviving Insured. The minimum coverage is $100,000 and the maximum coverage is equal to the Total Sum Insured.

     The rider will also terminate if the Owner elects to keep the Guaranteed Minimum Death Benefit Option in effect after it is determined that funding is not adequate to cover these rider charges.

Bonus on Contract Value in the Variable Account
A bonus may be credited to the Contract on each Monthly Anniversary Day following the Contract Date. The monthly bonus applies to Contracts with a Total Sum Insured of $5,000,000 and above and equals an annual rate of .125% of the Contract Value in each Subaccount of the Variable Account. The bonus is not guaranteed and will be paid at Kansas City Life's sole discretion.